EXHIBIT 10.2

                                USD 65,000,000

                             AMENDED AND RESTATED
                           CREDIT FACILITY AGREEMENT


                                  Provided By

                     Internationale Nederlanden Bank N.V.


                                      to


                          Reading & Bates Corporation
                         Reading & Bates Drilling Co.
                        Reading & Bates Exploration Co.
                            Reading and Bates, Inc.
                  Reading and Bates Borneo Drilling Co., Ltd.
                         Reading & Bates (A) Pty. Ltd.


                          Dated as of April 27, 1995

                               TABLE OF CONTENTS

  Section 1.  Definitions . . . . . . . . . . . . . . . . . . . . . . .
        1.1   Certain Definitions . . . . . . . . . . . . . . . . . . .
        1.2   Accounting Terms  . . . . . . . . . . . . . . . . . . . .

  Section 2.  Facility A  . . . . . . . . . . . . . . . . . . . . . . .
        2.1   Term Loan . . . . . . . . . . . . . . . . . . . . . . . .
        2.2   The Facility A Note . . . . . . . . . . . . . . . . . . .

  Section 3.  Facility B  . . . . . . . . . . . . . . . . . . . . . . .
        3.1   Prepayment  . . . . . . . . . . . . . . . . . . . . . . .
        3.2   Charter Payment Guaranty  . . . . . . . . . . . . . . . .

  Section 4.  Facility C. . . . . . . . . . . . . . . . . . . . . . . .
        4.1   Overdraft Facility  . . . . . . . . . . . . . . . . . . .
        4.2   Extension of Maturity Date  . . . . . . . . . . . . . . .
        4.3   The Facility C Note . . . . . . . . . . . . . . . . . . .

  Section 5.  Facility D  . . . . . . . . . . . . . . . . . . . . . . .
        5.1   Letter of Credit  . . . . . . . . . . . . . . . . . . . .
        5.2   Counter Indemnity . . . . . . . . . . . . . . . . . . . .
        5.3   Drawings Under Letter of Credit . . . . . . . . . . . . .
        5.4   Variations  . . . . . . . . . . . . . . . . . . . . . . .
        5.5   Security  . . . . . . . . . . . . . . . . . . . . . . . .
        5.6   Certificates  . . . . . . . . . . . . . . . . . . . . . .
        5.7   The Facility D Note . . . . . . . . . . . . . . . . . . .

  Section 6.  Facility E  . . . . . . . . . . . . . . . . . . . . . . .
        6.1   Letters of Credit . . . . . . . . . . . . . . . . . . . .
        6.2   Counter Indemnity . . . . . . . . . . . . . . . . . . . .
        6.3   Drawings Under Letters of Credit  . . . . . . . . . . . .
        6.4   Variations  . . . . . . . . . . . . . . . . . . . . . . .
        6.5   Security  . . . . . . . . . . . . . . . . . . . . . . . .
        6.6   Certificates  . . . . . . . . . . . . . . . . . . . . . .
        6.7   The Facility E Note . . . . . . . . . . . . . . . . . . .

  Section 7.  Facility F  . . . . . . . . . . . . . . . . . . . . . . .
        7.1   Letters of Credit . . . . . . . . . . . . . . . . . . . .
        7.2   Counter Indemnity . . . . . . . . . . . . . . . . . . . .
        7.3   Drawings Under Letters of Credit  . . . . . . . . . . . .
        7.4   Variations  . . . . . . . . . . . . . . . . . . . . . . .
        7.5   Security  . . . . . . . . . . . . . . . . . . . . . . . .
        7.6   Certificates  . . . . . . . . . . . . . . . . . . . . . .
        7.7   The Facility F Note . . . . . . . . . . . . . . . . . . .
        7.8   Insurance . . . . . . . . . . . . . . . . . . . . . . . .

  Section 8.  Manner of Drawdown and Issuance of Letters of Credit  . .
        8.1   Manner of Drawdown or Issuance. . . . . . . . . . . . . .
        8.2   Making Commitment Available . . . . . . . . . . . . . . .
        8.3   Transfer of Unused Portion of Commitment. . . . . . . . .
        8.4   Failure to Borrow; Delay. . . . . . . . . . . . . . . . .

  Section 9.  Interest  . . . . . . . . . . . . . . . . . . . . . . . .
        9.1   Rate of Interest  . . . . . . . . . . . . . . . . . . . .
        9.2   Payment of Interest . . . . . . . . . . . . . . . . . . .
        9.3   Overdue Payment of Principal and Interest . . . . . . . .
        9.4   Computation of Interest . . . . . . . . . . . . . . . . .

  Section 10. Payments  . . . . . . . . . . . . . . . . . . . . . . . .
       10.1   Payments on Non-Business Days . . . . . . . . . . . . . .
       10.2   Repayment . . . . . . . . . . . . . . . . . . . . . . . .
       10.3   Voluntary Prepayments . . . . . . . . . . . . . . . . . .
       10.4   Mandatory Prepayment  . . . . . . . . . . . . . . . . . .
       10.5   Method and Place of Payment . . . . . . . . . . . . . . .
       10.6   Net Payments  . . . . . . . . . . . . . . . . . . . . . .
       10.7   Rights of Set-Off . . . . . . . . . . . . . . . . . . . .
       10.8   Changes in Circumstances  . . . . . . . . . . . . . . . .
       10.9   Unavailability of Dollars   . . . . . . . . . . . . . . .

  Section 11. Security . . . . . . . . . . . . . . . . . . . . . . . .
       11.1   Mortgages. . . . . . . . . . . . . . . . . . . . . . . .
       11.2   Assignments. . . . . . . . . . . . . . . . . . . . . . .
       11.3   Pledges  . . . . . . . . . . . . . . . . . . . . . . . .
       11.4   Pledge of Earnings Accounts  . . . . . . . . . . . . . .
       11.5   Pledge of Arcade Drilling Shares . . . . . . . . . . . .
       11.6   Security Deposits  . . . . . . . . . . . . . . . . . . .
       11.7   Further Assurances . . . . . . . . . . . . . . . . . . .

  Section 12. Conditions Precedent  . . . . . . . . . . . . . . . . . .
       12.1   Documents  Required as  Conditions Precedent  to  the
              Amendment and Restatement . . . . . . . . . . . . . . . .
       12.2   Waiver of Conditions Precedent  . . . . . . . . . . . . .

  Section 13. Fees and Expenses . . . . . . . . . . . . . . . . . . . .
       13.1   Fees  . . . . . . . . . . . . . . . . . . . . . . . . . .
       13.2   Expenses  . . . . . . . . . . . . . . . . . . . . . . . .

  Section 14. Representations and Warranties of Borrowers . . . . . . .
       14.1   Due Incorporation, Qualification, Etc . . . . . . . . . .
       14.2   Capacity  . . . . . . . . . . . . . . . . . . . . . . . .
       14.3   Authority and Enforceability  . . . . . . . . . . . . . .
       14.4   Governmental Approvals  . . . . . . . . . . . . . . . . .
       14.5   Compliance with Other Instruments . . . . . . . . . . . .
       14.6   Financial Statements  . . . . . . . . . . . . . . . . . .
       14.7   Material Adverse Events . . . . . . . . . . . . . . . . .
       14.8   Litigation, Etc . . . . . . . . . . . . . . . . . . . . .
       14.9   Principal Place of Business . . . . . . . . . . . . . . .
       14.10  Patent and Other Rights . . . . . . . . . . . . . . . . .
       14.11  Taxes . . . . . . . . . . . . . . . . . . . . . . . . . .
       14.12  Compliance with Federal Reserve Board
              Regulations . . . . . . . . . . . . . . . . . . . . . . .
       14.13  Employee Retirement Income Security Act of 1974 . . . . .
       14.14  Investment Company Act of 1940  . . . . . . . . . . . . .
       14.15  Subsidiaries  . . . . . . . . . . . . . . . . . . . . . .
       14.16  Environmental Compliance  . . . . . . . . . . . . . . . .

  Section 15. Affirmative Covenants of Borrowers  . . . . . . . . . . .
       15.1   Financial Statements and Reports and Inspection . . . . .
       15.2   Consolidated Financial Statements . . . . . . . . . . . .
       15.3   Insurance . . . . . . . . . . . . . . . . . . . . . . . .
       15.4   Other Debt  . . . . . . . . . . . . . . . . . . . . . . .
       15.5   Maintenance of Existence; Conduct of Business . . . . . .
       15.6   Financial Records . . . . . . . . . . . . . . . . . . . .
       15.7   Maintenance of Rigs . . . . . . . . . . . . . . . . . . .
       15.8   Environmental Compliance  . . . . . . . . . . . . . . . .
       15.9   Environmental Notifications . . . . . . . . . . . . . . .
       15.10  Environmental Indemnification . . . . . . . . . . . . . .
       15.11  Charter Parties . . . . . . . . . . . . . . . . . . . . .

  Section 16. Negative Covenants of Borrowers . . . . . . . . . . . . .
       16.1   Liens . . . . . . . . . . . . . . . . . . . . . . . . . .
       16.2   Dividends . . . . . . . . . . . . . . . . . . . . . . . .
       16.3   Consolidation, Merger, Etc  . . . . . . . . . . . . . . .
       16.4   Modification of Agreements  . . . . . . . . . . . . . . .
       16.5   Indebtedness  . . . . . . . . . . . . . . . . . . . . . .
       16.6   Reportable Event  . . . . . . . . . . . . . . . . . . . .
       16.7   Change of Legal Structure . . . . . . . . . . . . . . . .
       16.8   Change of Place of Business . . . . . . . . . . . . . . .
       16.9   Management of Rigs  . . . . . . . . . . . . . . . . . . .
       16.10  Subsidiaries  . . . . . . . . . . . . . . . . . . . . . .
       16.11  Prepayment of Debt  . . . . . . . . . . . . . . . . . . .
       16.12  Sale of Rigs, Etc . . . . . . . . . . . . . . . . . . . .
       16.13  Consolidated Tangible Net Worth . . . . . . . . . . . . .
       16.14  Current Ratio . . . . . . . . . . . . . . . . . . . . . .
       16.15  Fixed Charge Coverage Ratio . . . . . . . . . . . . . . .
       16.16  Funded Debt . . . . . . . . . . . . . . . . . . . . . . .
       16.17  Standstill Agreement  . . . . . . . . . . . . . . . . . .

  Section 17. Events of Default . . . . . . . . . . . . . . . . . . . .
       17.1   Events of Default . . . . . . . . . . . . . . . . . . . .

  Section 18. Evaluation and Additional Security  . . . . . . . . . . .
       18.1   Evaluation  . . . . . . . . . . . . . . . . . . . . . . .
       18.2   Expenses of Evaluations . . . . . . . . . . . . . . . . .

  Section 19. Miscellaneous . . . . . . . . . . . . . . . . . . . . . .
       19.1   Entire Agreement  . . . . . . . . . . . . . . . . . . . .
       19.2   No Waiver . . . . . . . . . . . . . . . . . . . . . . . .
       19.3   Survival  . . . . . . . . . . . . . . . . . . . . . . . .
       19.4   Notices . . . . . . . . . . . . . . . . . . . . . . . . .
       19.5   Termination . . . . . . . . . . . . . . . . . . . . . . .
       19.6   Severability of Provisions  . . . . . . . . . . . . . . .
       19.7   Successors and Assigns  . . . . . . . . . . . . . . . . .
       19.8   Assignment and Participation  . . . . . . . . . . . . . .
       19.9   Counterparts  . . . . . . . . . . . . . . . . . . . . . .
       19.10  Jurisdiction  . . . . . . . . . . . . . . . . . . . . . .
       19.11  Choice of Law . . . . . . . . . . . . . . . . . . . . . .
       19.12  Amendment and Waiver  . . . . . . . . . . . . . . . . . .
       19.13  Agent for Borrowers . . . . . . . . . . . . . . . . . . .
       19.14  No Oral Agreements  . . . . . . . . . . . . . . . . . . .
       19.15  Headings, Etc . . . . . . . . . . . . . . . . . . . . . .

  Schedule 1  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

  Exhibits

  A-1  -  Form of Amended and Restated Facility A Note
  A-2  -  Form of Amended and Restated Facility C Note
  A-3  -  Form of Amended and Restated Facility D Note
  A-4  -  Form of Amended and Restated Facility E Note
  A-5  -  Form of Amended and Restated Facility F Note
  B    -  Form of Notice of Drawdown
  C    -  Form of Request for Letter of Credit
  D    -  Form of Pledge Agreement and Proxy
  E    -  Form  of  Assignment,  Assumption  and Amendment  No.  6  to First
          Preferred Fleet Mortgage
  F    -  Form of Assignment of Insurances
  G    -  Form of Assignment of Drilling Contract Revenues and Earnings
  H-1  -  Form of Facility D Letter of Credit
  H-2 -   Form of Facility E Letter of Credit
  H-3  -  Form of Facility F Letter of Credit
  I    -  Form of Panamanian First Naval Mortgage
  J    -  Form of Australian First Registered Mortgage
  K    -  Form  of  Assignment,  Assumption  and Amendment  No.  2  to Trust
          Indenture
  L    -  Form of Amendment No. 1 to Charter Payment Guaranty
  M    -  Form  of  Assignment, Assumption  and  Amendment of  Assignment of
          Insurances
  N    -  Form  of  Assignment, Assumption  and  Amendment of  Assignment of
          Drilling Contract Revenues and Earnings

                AMENDED AND RESTATED CREDIT FACILITY AGREEMENT

       THIS AMENDED AND RESTATED CREDIT FACILITY AGREEMENT, dated as of April 27, 1995, among READING & BATES CORPORATION, a corporation organized and existing under the laws of the State of Delaware ("RBC"), READING & BATES DRILLING CO., a corporation organized and existing under the laws of the State of Oklahoma ("RBD"), READING & BATES EXPLORATION CO., a corporation organized and existing under the laws of the State of Oklahoma ("RBX"), READING AND BATES, INC., a corporation organized and existing under the laws of the State of Oklahoma ("RBI"), READING AND BATES BORNEO DRILLING CO., LTD. a corporation organized and existing under the laws of the State of Oklahoma ("RBB"), Reading & Bates (A) Pty. Ltd., a company incorporated under the laws of the State of Western Australia, Commonwealth of Australia ("RBA") (RBC, RBD, RBX, RBI, RBB and RBA being referred to collectively as the "Borrowers" and individually as a "Borrower") and INTERNATIONALE NEDERLANDEN BANK, N.V., a company incorporated under the laws of the Netherlands, formerly known as NMB POSTBANK GROEP N.V. (the "Lender").

                             W I T N E S S E T H:

      WHEREAS, pursuant to the Credit Facility Agreement dated as of March 27, 1991, as amended May 24, 1991, June 28, 1991, August 30, 1991, June
  30, 1992 and February 23, 1993 (as so amended, the "Original Credit Agreement"), the Lender agreed to provide funding to certain of the Borrowers in the aggregate principal amount of up to USD 112,000,000; and

      WHEREAS, the Borrowers and the Lender wish to restate the Original Credit Agreement in order to add RBB and RBA as Borrowers, increase the amount of Facility E, add a new letter of credit facility and amend certain terms and covenants.

      NOW, THEREFORE, in consideration of the above recitals, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties agree to amend and restate the Original Credit Agreement as follows:

  Section 1.  Definitions.

      1.1 Certain Definitions. As used herein, the following terms shall have the following respective meanings:

      "Advance" means a loan by the Lender to any Borrower under Facility A or Facility C.

      "Agreement"  means   this  Amended  and   Restated  Credit   Facility
  Agreement and all future amendments and supplements, if any, hereto.

      "Arcade Drilling" means Arcade Drilling AS, a corporation organized and existing under the laws of the Kingdom of Norway.

      "Arcade Shipping" means Arcade Shipping AS, a corporation organized and existing under the laws of the Kingdom of Norway.

      "Assignment Amendments" means the Assignments of Insurances and Drilling Contract Revenues and Earnings by RBB and RBA substantially in the forms of Exhibits F and G, respectively attached hereto.

      "Assignments" means the Assignment Amendments and the Assignment, Assumption and Amendment of the Assignment of Insurances on the Rigs and the Assignment, Assumption and Amendment of the Assignment of Drilling Contract Revenues and Earnings of the Rigs both dated March 27, 1991, as amended, substantially in the forms of Exhibits M and N, respectively attached hereto.

      "Business Day" means any day on which commercial banks are open for business in Amsterdam, The Netherlands, Houston, Texas, New York, New York and, in respect of Facility A only, London, England.

      "Charter Notes" means the 13-5/8% Secured Notes due June 21, 2000 (Reading & Bates "George H. Galloway" Equipment Trust) and the 15% Secured Notes due December 7, 1999 (Reading & Bates "C.E. Thornton" Equipment Trust) of the Charter Trustee.

      "Charter Payment Guaranty" means the Guaranty dated as of June 28, 1991, as amended by Amendment No. 1 to Charter Payment Guaranty dated the date hereof, substantially in the form of Exhibit L attached hereto of the Borrowers' obligations of the Charter Trustee to pay those portions of the Charter Notes which are equivalent to the future payment of Alternative Basic Hire or Regular Basic Hire, as defined in the Charters.

      "Charter Trustee" means The Connecticut National Bank, in its capacity as owner trustee under the Trust Agreements dated as of November 30, 1984, as amended, and as of June 19, 1985, as amended.

      "Charters" means the Bareboat Charter Party dated December 7, 1984, as amended and restated as of March 27, 1991, between RBX and the Charter Trustee concerning the U.S. flag drilling rig C.E. THORNTON, Official No. 673210 and the Bareboat Charter Party dated June 21, 1985, as amended and restated as of March 27, 1991 between RBD and the Charter Trustee concerning the U.S. flag drilling rig GEORGE H. GALLOWAY, Official No. 651646.

      "Commitment" means a maximum of USD 65,000,000.

      "Controlled Group" means a "controlled group of corporations" as defined in Section 1563(a) of the Internal Revenue Code of 1986, as amended, determined without regard to Section 1563(a)(4) and (e)(3)(C) of such Code, of which the Borrowers are a part.

      "Consolidated   Tangible   Net    Worth"   means   the   consolidated
  stockholders equity of RBC less intangible assets and unamortized debt discount expenses.

      "Credit Facility" means the aggregate amount of Advances made, and Letters of Credit issued, hereunder and the aggregate amount of the unused but still available portion of the Commitment under all of the Facilities and the obligations of the Borrowers under the Charter Payment Guaranty.

      "Current Assets" means those assets of RBC and its consolidated subsidiaries which would in accordance with generally accepted accounting principles in the United States be classified as current assets of a corporation conducting a business the same as or similar to the businesses of such Borrower.

      "Current Liabilities" means Indebtedness of RBC and its consolidated subsidiaries which would in accordance with generally accepted accounting principles in the United States be classified as current liabilities of a corporation conducting a business the same as or similar to the business of RBC and its consolidated subsidiaries; provided, however, that in determining current liabilities, current maturities of long term indebtedness (including principal and interest) shall not be taken into account.

      "Dollars" and the sign "USD" mean lawful money of the United States of America.

      "Drawdown Date" means the date upon which an Advance is made or a Letter of Credit is issued.

      "ERISA" means the Employee Retirement Income Security Act of 1974, as amended.

      "Event of Default" means  each of the Events of  Default described in
  Section 17.

      "Facility" means any facility described in Section 2, 3, 4, 5, 6 or 7 of this Agreement.

      "Facility A" means the term loan facility described in Section 2 of this Agreement.

      "Facility B" means the guarantee obligations of certain of the Borrowers described in Section 3 of this Agreement.

      "Facility C" means the overdraft facility described in Section 4 of this Agreement.

      "Facility D" means the long term standby letter of credit facility described in Section 5 of this Agreement.

      "Facility E" means the short term standby letter of credit facility described in Section 6 of this Agreement.

      "Facility F" means the standby letter of credit facility described in Section 7 of this Agreement.

      "Facility A Maturity Date" means December 31, 1996.

      "Facility C Maturity Date" means August 1, 1995, or as extended by the Lender pursuant to Section 4.2.

      "Fixed Charge Coverage Ratio" means the consolidated earnings of RBC before depreciation, amortization, interest expense, lease rentals and taxes, divided by interest expense and lease rentals.

      "Funded Debt" means consolidated indebtedness of RBC for borrowed money.

      "Governmental Agency" means any government or any state, department or other political subdivision thereof or governmental body, agency, authority, department or commission (including without limitation any court or tribunal) exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government and any corporation, partnership or other entity directly or indirectly owned by or subject to the control of the foregoing.

      "Guarantee Payments" means the joint and several obligations of the Borrowers to reimburse the Lender sums equal to any amount paid out by the Lender as a result of any drawing under any Letter of Credit issued pursuant to this Agreement.

      "Hazardous Substances" means flammables, explosives, radioactive materials, asbestos or any materials containing asbestos, polychlorinated biphenyls, toxic substances or related materials, oil, including petroleum and used oil, production and development wastes or any other hazardous, dangerous or toxic waste, substance or material as defined in the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended, 42 U.S.C. Sec. 9601, et seq. (hereinafter called "CERCLA"); the Resource Conservation and Recovery Act, as amended, 42 U.S.C. Sec. 6901, et seq. (hereinafter called "RCRA"); the Toxic Substances Control Act, as amended, 15 U.S.C. Sec. 2601, et seq. (hereinafter called "TSCA"); the Hazardous Materials Transportation Act, as amended, 49 U.S.C. Sec. 1801, et seq. (hereinafter called "HMTA"); the Oil Pollution Act of 1990, Pub.L. No. 101-380, 104 Stat. 484 (1990)
  (hereinafter called "OPA"); or any other statute, law, ordinance, code or regulation of any Governmental Agency relating to or imposing liability or standards of conduct concerning the use, production, generation, treatment, storage, recycling, handling, transportation, release, threatened release or disposal of any waste, substance or material, currently in effect or at any time hereafter adopted.

      "Indebtedness" of any Borrower means all items of indebtedness which, in accordance with generally accepted accounting principles in the United States, would be included in determining liabilities as shown on the liability side of a balance sheet, as of the date as of which indebtedness is to be determined and shall also include all indebtedness and liabilities of others assumed or guaranteed by any Borrower or in respect of which any Borrower is secondarily or contingently liable (other than by endorsement of instruments in the course of collection and performance guarantees and similar transactions entered into in the ordinary course of business) whether by reason of any agreement to acquire such indebtedness or to supply or advance sums or otherwise.

      "Installment Payment Dates" means the five semi-annual installments of principal outstanding under Facility A referred to in Section 10.2(a) hereof.

      "Interest Payment Date" means as to Facility A, the last Business Day of each Interest Period and as to Facility C, it means the first Business Day in the last month of each calendar quarter commencing June 1, 1995, unless the Lender notifies the Borrower that the Interest Payment Date as to Facility C shall be changed to the first Business Day of the first month in each calendar quarter, in which case payments of Interest shall be made by the Borrowers in arrears, on each January 1, April 1, July 1 and October 1.

      "Interest Period" means each period selected by RBC in connection with Facility A, the most recent of which commenced on December 31, 1994 and shall end on June 30, 1995 and the remaining being the periods of time which begin on the date immediately after the expiration of the preceding Interest Period and end on the day selected by RBC which is either three or six months after such date.

      "Letters of Credit" means the stand-by letters of credit issued by the Lender pursuant to Sections 5.1, 6.1 and 7.1 below, respectively, under Facility D, Facility E or Facility F, substantially in the forms attached hereto as Exhibit H-1, H-2 and H-3 or as agreed to by the Lender.

      "LIBOR" means the rate (rounded upwards, if necessary, to the nearest one sixteenth of one per cent) for deposits in Dollars equal to the outstanding amount of Facility A for the duration of the relevant Interest Period which is fixed in the London Interbank Market and quoted on the Reuters Screen LIBO Page as of 11:00 a.m. London time two days prior to the commencement of the relevant Interest Period. If more than one rate appears on the Reuters Screen LIBO Page, LIBOR will be the arithmetic mean of such rates. If fewer than two rates appear, LIBOR will be determined by the Lender by reference to the arithmetic mean of the rates offered by Barclays Bank, Bank of Tokyo, Bankers Trust and the Lender in the London Interbank Market.

      "Loan Documents" means this Agreement, the Mortgages, the Mortgage Amendments, the Assignments, the Assignment Amendments, the Pledge, the Pledge of Earnings Account, the Pledge of Arcade Shares, the Trust Indenture, the Letters of Credit and the Notes.

      "Mortgage   Amendments"   means   the   Assignment,  Assumption   and
  Amendments No. 6 to the U.S. Preferred Fleet and Preferred Vessel Mortgages, substantially in the form of Exhibit E attached hereto.

      "Mortgages" means the U.S. Preferred Fleet and Preferred Vessel Mortgages on the U.S. flag Rigs dated March 27, 1991, as amended, the Panamanian First Naval Mortgage on the CHARLEY GRAVES dated as of April 27, 1995, substantially in the form of Exhibit I attached hereto, and the Australian First Registered Ship Mortgage on the RON TAPPMEYER dated as of April 27, 1995, substantially in the form of Exhibit J attached hereto.

      "Notes" means the amended and restated promissory notes of the Borrowers substantially in the form of Exhibit A-1, A-2, A-3, A-4 and A-5 attached hereto.

      "Notice of Drawdown" means the notice of drawdown under Facility C given by one or more of the Borrowers pursuant to Section 4.1(c) hereof, substantially in the form attached hereto as Exhibit B.

      "Overdraft Account" means any account in the name of all or any of the Borrowers established at the Lender's Amsterdam Branch Office in Amsterdam South East from which drawings and into which repayments under Facility C are to be made.

      "Person" means any natural person, corporation, firm, association, government, Governmental Agency or any other entity other than the Borrowers and whether acting in an individual, fiduciary or other capacity.

      "Plan" means any employee pension benefit plan subject to Title IV of ERISA and maintained by the Borrowers or any member of a Controlled Group, or any such plan, to which the Borrowers or any member of a Controlled Group is required to contribute on behalf of any of its employees.

      "Pledges" means the pledge of all of the issued and outstanding shares of RBD by RBC, the pledge of all of the issued and outstanding shares of RBI, RBX and RBB by RBD, and the pledge of all of the issued and outstanding shares of RBA by RBX, all in favor of the Trustee, and all substantially in the form of Exhibit D attached hereto.

      "Pledge of Earnings Accounts" means the pledge of the Borrowers' accounts with the Lender pursuant to Section 11.4 hereof.

      "Pledge of Arcade Shares" means the pledge of all shares owned or hereafter acquired by any of the Borrowers of Arcade Drilling referred to in Section 11.5 hereof.

      "Prime Rate" means the rate announced by the New York office of Citibank, N.A. from time to time as its prime or base rate.

      "Reportable Event" means a reportable event as defined in Title IV of ERISA, except actions of general applicability by the Secretary of Labor under Section 110 of ERISA.

      "Request for Letter of Credit" means the Request for Letter of Credit given by one or more Borrowers pursuant to Section 8.1(c)(i) hereof, substantially in the form attached hereto as Exhibit C.

      "Restructure Date" means the date on which the amendment and restatement of the Facilities is completed pursuant to this Agreement.

      "Rigs" means the nine (9) U.S. flag drilling rigs, the one (1) Panamanian flag drilling rig and the one (1) Australian flag drilling rig listed on Schedule 1 attached hereto.

      "Security  Deposits" means  the deposits required  to be  made by the
  Borrowers   with  the   Lender  pursuant   to  Sections   10.4,  10.8(a),
  10.8(b)(iii)(C), 10.9(b) and 17.1 hereof.

      "Trust Indenture" means the Trust Indenture between the Borrowers and the Trustee dated March 27, 1991, as amended by Amendment No. 1 dated February 25, 1993 and as further amended on the date hereof by Assignment, Assumption and Amendment No. 2 to Trust Indenture, substantially in the form of Exhibit K attached hereto.

      "Trustee" means Bank One, Texas, National Association, in its capacity as trustee for the Lender pursuant to the Trust Indenture.

      1.2 Accounting Terms. Except as expressly stated herein, all accounting terms not specifically defined herein shall be construed in accordance with generally accepted accounting principles in the United States consistent with those applied in preparation of the consolidated financial statements of RBC referred to in Section 14.6 hereof (with such adjustments as shall be necessary, and with which RBC's independent auditors concur, to reflect any differences between the stated
  assumptions made in preparing such financial statements and actual events).

  Section 2.  Facility A.

      2.1 Term Loan. Upon the terms and subject to the conditions herein set forth, the Lender has made a term loan in the form of one Advance in the amount of USD 31,300,000.00 to certain of the Borrowers, jointly and severally, under Facility A of the Original Credit Agreement, which was paid to such Borrowers' senior creditors to refinance their existing long term indebtedness. The Borrowers hereby acknowledge that they are jointly and severally liable to the Lender for the amount of USD 15,000,000, representing the principal amount outstanding under Facility
  A. The Borrowers may not reborrow any portion of such term loan that has already been borrowed and repaid or prepaid.

      2.2 The Facility A Note. The joint and several obligation of the Borrowers to pay the principal of, and interest on, the term loan shall be evidenced by the Amended and Restated Facility A Note, substantially in the form of Exhibit A-1 attached hereto.

  Section 3.     Facility B.

      3.1 Prepayment. (a) On June 28, 1991, RBC, RBD, RBX and RBI caused to be prepaid to the Lender the amount of USD 45,000,000 which represented the outstanding amount of the Facility B term loan under the Original Credit Agreement.

         (b) The Lender agreed at that time, as an accommodation to certain of the Borrowers, to use the amount of such prepayment to purchase interests in the Charter Notes equivalent to the future payments by RBD and RBX of Alternative Basic Hire or Regular Basic Hire, as defined in the Charters, up to the amount of USD 45,000,000, pursuant to the Assignment Agreements dated as of June 28, 1991 (the "Assignment Agreements").

      3.2 Charter Payment Guaranty. (a) The Borrowers have agreed to jointly and severally guarantee the obligations of the Charter Trustee to pay the interests in the Charter Notes purchased by the Lender pursuant to the terms of the Charter Payment Guaranty. The parties hereto agree that the obligations of the Borrowers under the Charter Payment Guaranty shall be considered as amounts due to the Lender under the Credit Agreement and will therefore be secured by the Assignments, the Pledges, the Pledge of Earnings Accounts, the Pledge of Arcade shares and the Security Deposits.

         (b) RBD, RBX, RBI, RBB and RBA have agreed to secure the payment and other obligations under the Charter Payment Guaranty by, among other things, the Mortgages on the Rigs owned by them.

  Section 4.     Facility C.

      4.1 Overdraft Facility. (a) Upon the terms and subject to the conditions herein set forth, the Lender agrees to make an overdraft facility available to the Borrowers by allowing any of them from time to time prior to the Facility C Maturity Date to draw on the Overdraft Account in amounts in the aggregate not to exceed at any time USD 15,000,000.

         (b) Any drawing under Facility C shall be an Advance under this Agreement. Within the USD 15,000,000 limit referred to above, any of the Borrowers may borrow and prepay such Advances pursuant to Section 4.1(d) below and reborrow under Section 4.1(c).

         (c) Drawings under Facility C may be made by tested telefax Notice of a Drawdown sent by any Borrower to the Lender signed by any officer or representative of the Borrowers previously designated in a written notice to the Lender.

         (d) Amounts outstanding under Facility C may be prepaid without penalty by the Borrowers transferring any amount into the Overdraft Account without any prior notice to the Lender.

      4.2 Extension of Maturity Date. Following a written request from the Borrowers, the Facility C Maturity Date may be extended by the Lender in its sole discretion by written notice to the Borrowers; provided, however, that such extensions shall in no event extend the final maturity of Facility C beyond the Facility A Maturity Date.

      4.3    The  Facility  C  Note.    The  Borrowers'  joint and  several
  obligations to pay the principal of and the interest on, all amounts outstanding under Facility C shall be evidenced by the Amended and Restated Facility C Note substantially in the form of Exhibit A-2 attached hereto.

  Section 5.     Facility D.

      5.1 Letter of Credit. On the terms and subject to the conditions hereof, the Lender has issued a standby letter of credit in the amount of USD 5,000,000 for the account of RBC in substantially the form attached as Exhibit H-1 hereto for a term of which shall not extend beyond April 30, 1996.

       5.2 Counter Indemnity. The Borrowers jointly and severally agree to reimburse the Lender a sum equal to any amount paid out by the Lender as a result of any drawing under the Facility D Letter of Credit (a "Facility D Guarantee Payment") within thirty (30) days of any Facility D Guarantee Payment.

      5.3 Drawings Under Letter of Credit. The Lender shall not concern itself with the regularity or propriety of any demand made under the Facility D Letter of Credit beyond the face thereof, provided that such demand strictly complies with the terms of such Letter of Credit and (subject to such proviso) it shall not be a defense to a claim of the Lender under this section that the Lender could have resisted the payment in respect of which such claim is made.

      5.4    Variations.   The  obligations  of  the  Borrowers under  this
  Section 5 shall not be in any way discharged or impaired by any variation of the terms of the Facility D Letter of Credit or this Agreement or any document executed pursuant hereto.

      5.5 Security. The obligations of the Borrowers under Section 5.2 above shall be in addition to and not in substitution for any security now or hereafter held by the Lender in respect of such Borrowers' obligations under this Agreement.

      5.6 Certificates. A certificate together with evidence of payment submitted by the Lender to the Borrowers as to the amount of any Facility D Guarantee Payment made by the Lender shall (save for manifest error) be conclusive and binding on the Borrowers for all purposes.

      5.7    The Facility  D  Note.   The obligations  of the  Borrowers to
  reimburse the Lender for any Facility D Guarantee Payment and interest thereon and to make any required Security Deposits shall be evidenced by the Amended and Restated Facility D Note, substantially in the form of Exhibit A-3 attached hereto.

  Section 6.     Facility E.

      6.1 Letters of Credit. On the terms and subject to the conditions hereof, the Lender hereby agrees that it will issue standby letters of credit in a total amount not to exceed at any time USD 15,000,000 for the account of any Borrower in substantially the form attached as Exhibit H-2 hereto or in such other form as shall be acceptable to the Lender with expiration dates on or before June 30, 1997. Within such USD 15,000,000 limit the Borrowers may request new Facility E Letters of Credit with expiration dates on or before June 30, 1997 to be issued by the Lender as old Facility E Letters of Credit terminate or expire.

      6.2 Counter Indemnity. The Borrowers jointly and severally agree to reimburse the Lender a sum equal to any amount paid out by the Lender as a result of any drawing under any Facility E Letter of Credit (a "Facility E Guarantee Payment") within thirty (30) days of any Facility E Guarantee Payment.

      6.3 Drawings Under Letters of Credit. The Lender shall not concern itself with the regularity or propriety of any demand made under any Facility E Letter of Credit beyond the face thereof, provided that such demand strictly complies with the terms of such Letter of Credit and (subject to such proviso) it shall not be a defense to a claim of the Lender under this section that the Lender could have resisted the payment in respect of which such claim is made.

      6.4 Variations. The Borrowers' obligations under this Section 6 shall not be in any way discharged or impaired by any variation of the terms of any Facility E Letter of Credit or this Agreement or any document executed pursuant hereto.

      6.5 Security. The Borrowers' obligations under Section 6.2 above shall be in addition to and not in substitution for any security now or hereafter held by the Lender in respect of their obligations under this Agreement.

      6.6 Certificates. A certificate together with evidence of payment submitted by the Lender to the Borrowers as to the amount of any Facility E Guarantee Payment made by the Lender shall (save for manifest error) be conclusive and binding on the Borrowers for all purposes.

      6.7 The Facility E Note. The Borrowers' obligation to reimburse the Lender for any Facility E Guarantee Payment and interest thereon and to make any required Security Deposits shall be evidenced by the Amended and Restated Facility E Note, substantially in the form of Exhibit A-4 attached hereto.

  Section 7.     Facility F.

      7.1 Letters of Credit. On the terms and subject to the conditions hereof, the Lender has issued and hereby agrees that it will issue standby letters of credit to obtain customs bonds respecting duties assessed on the Borrowers' drilling equipment or rigs in Indonesia in a total amount not to exceed USD 15,000,000 or its counter value in Indonesian Rhupias, for the account of any Borrower in substantially the form attached as Exhibit H-3 hereto or in such other form as shall be acceptable to the Lender for a term of which shall not extend beyond June 30, 1997.

      7.2 Counter Indemnity. The Borrowers jointly and severally agree to reimburse the Lender a sum equal to any amount paid out by the Lender as a result of any drawing under either Facility F Letter of Credit (a "Facility F Guarantee Payment") within thirty (30) days of any Facility F Guarantee Payment.

      7.3 Drawings Under Letters of Credit. The Lender shall not concern itself with the regularity or propriety of any demand made under any Facility F Letter of Credit beyond the face thereof, provided that such demand strictly complies with the terms of such Letter of Credit and (subject to such proviso) it shall not be a defense to a claim of the Lender under this section that the Lender could have resisted the payment in respect of which such claim is made.

      7.4    Variations.   The  obligations  of  the  Borrowers under  this
  Section 7 shall not be in any way discharged or impaired by any variation of the terms of either Facility F Letter of Credit or this Agreement or any document executed pursuant hereto.

      7.5 Security. The obligations of the Borrowers under Section 7.2 above shall be in addition to and not in substitution for any security now or hereafter held by the Lender in respect of such Borrowers' obligations under this Agreement.

      7.6 Certificates. A certificate together with evidence of payment submitted by the Lender to the Borrowers as to the amount of any Facility F Guarantee Payment made by the Lender shall (save for manifest error) be conclusive and binding on the Borrowers for all purposes.

      7.7    The Facility  F  Note.   The obligations  of the  Borrowers to
  reimburse the Lender for any Facility F Guarantee Payment and interest thereon and to make any required Security Deposits shall be evidenced by the Amended and Restated Facility F Note, substantially in the form of Exhibit A-5 attached hereto.

      7.8 Insurance. The Borrowers may, at their own expense, insure or cause to be insured the risk of a claim or claims under a Facility F Letter of Credit in case drilling equipment or rigs for which a Facility F Letter of Credit has been issued become a total loss. If obtained by the Borrowers, such insurance shall (i) name the Lender as an additional assured and loss payee and (ii) have its proceeds assigned to the Lender for so long as a Facility F Letter of Credit is outstanding.

  Section 8.  Manner of Drawdown and Issuance of Letters of Credit.

      8.1   Manner of  Drawdown or  Issuance.   The Borrowers  may draw  an
  Advance or have a Letter of Credit issued upon:

         (a) The Lender's prior satisfaction that the relevant conditions set out in Section 12 herein have been complied with,

         (b) No event having occurred to the actual knowledge of the Borrowers which, with or without notice or lapse of time, would constitute an Event of Default; and

         (c)  The Lender having received from the relevant Borrowers:

             (i) for the issuance of a Letter of Credit under Facility D, Facility E, and Facility F, an irrevocable Request for Letter of Credit at least five (5) Business Days prior to the Drawdown Date on which the Letter of Credit is to be issued;

              (ii)  for an Advance under Facility C, a Notice of Drawdown.

         (d) Each Request for Letter of Credit and Notice of Drawdown shall constitute a certification by the Borrowers giving such Request or Notice that:

             (i) the representations and warranties contained in Section 14 hereof applicable to such Borrowers at such time are correct on and as of the date of such Request for Letter of Credit or Notice of Drawdown as though made on and as of such date; and

              (ii) no event has occurred and is continuing, or would result from the Advance or the issuance of the Letter of Credit which constitutes an Event of Default or with the passing of time or the giving of notice would constitute an Event of Default.

      8.2   Making Commitment Available.   The Lender shall,  on a Drawdown
  Date, make the Commitment available to the relevant Borrowers by:

         (a) in the case of Facility A, the Advance has been made by crediting RBC's account maintained at the Lender's Amsterdam Branch Office in Amsterdam South East; or

         (b) in the case of Facility C, by any Borrower making a drawing pursuant to Section 4 hereof.

         (c) in the case of Facility D, Facility E, or Facility F by issuing a Letter of Credit pursuant to the instructions of the relevant Borrowers contained in the Request for Letter of Credit.

      8.3  Transfer of Unused Portion of Commitment

         (a) The Borrowers may request the Lender to transfer all, or a portion no less than USD 500,000, of the Commitment not used by the Borrowers under Facility C to Facility E or F or under Facility E to Facility C or F.

         (b) If, in its sole discretion, the Lender agrees to such transfer, the Facility from which the amount is being transferred shall be reduced by the amount being transferred and the Facility to which the amount is being transferred shall be increased by the amount being transferred without the requirement of amending this Agreement, however endorsements to the Facility C, Facility E and Facility F Notes shall be made evidencing such transfers.

         (c) The Borrowers may request a transfer of unused Commitment under this Section as many times as they wish.

      8.4 Failure to Borrow; Delay. If the borrowing or issuance of a Letter of Credit described in any Request for Letter of Credit or Notice of Drawdown, as the case may be, fails to take place or is delayed because any of the conditions specified in Section 12 are not satisfied, the Borrowers shall indemnify the Lender against any loss incurred as a result of the giving of such Request for Letter of Credit or Notice of Drawdown, including without limitation any loss resulting from actions taken by the Lender to fund the Commitment; provided, however, the Lender will attempt to mitigate its losses in such situation. A certificate of the Lender stating in reasonable detail the amount of, and basis for, any such loss incurred by it shall be conclusive absent manifest error.

  Section 9.  Interest.

      9.1  Rate of Interest.  (a)  Subject to Section 9.4 below:

              (i) The Borrowers jointly and severally agree to pay interest in respect of all amounts outstanding under Facility A at a rate per annum of LIBOR plus 1-1/2%;

              (ii) The Borrowers jointly and severally agree to pay interest in respect of all amounts outstanding under Facility C at a rate per annum of the Prime Rate plus 1-1/4%;

              (iii) The Borrowers jointly and severally agree to pay interest in respect of any Facility D Guaranty Payment at a rate per annum of the Prime Rate plus 1-1/4%;

              (iv) The Borrowers jointly and severally agree to pay interest in respect of any Facility E Guaranty Payment at a rate per annum of the Prime Rate plus 1-1/4%.

              (v) The Borrowers jointly and severally agree to pay interest in respect of any Facility F Guaranty Payment at a rate per annum of the Prime Rate plus 1-1/4%;

         (b) Interest on unpaid principal amounts outstanding under this Agreement shall be computed on the basis of a year of 360 days and the actual number of days elapsed in the case of Facility A and 365 days and the actual number of days elapsed in the case of the other Facilities.

         (c) For Facility A, RBC shall elect an Interest Period by delivering written notice to the Lender not less than three (3) Business Days prior to the beginning of any Interest Period, provided, however, that if no such notice shall be given, such Interest Period shall be three months.

         (d) All Interest Periods shall end on March 31, June 30, September 30, or December 31; provided, however, that:

           (i) if during the term of this Agreement RBC wishes to choose an Interest Period which would extend beyond the next Installment Payment Date, RBC shall in the written notice electing an Interest Period divide amounts then outstanding under Facility A into two tranches, the first of which shall consist of the amount of the Facility A Advance to be repaid on the next Installment Payment Date and the second of which shall consist of the remaining outstanding amount of the Facility A Advance;

          (ii) if the written notice of RBC referred to above designates different Interest Periods for the two tranches no Interest Period for any first tranche may extend beyond the next Installment Payment Date.

      9.2   Payment of  Interest.   Interest shall be  paid by the relevant
  Borrowers as follows:

         (a) In respect of the unpaid principal amount outstanding under Facility A, in arrears, on the last day of each Interest Period.

         (b) In respect of the unpaid principal amounts outstanding under Facility C, in arrears, on each March 1, June 1, September 1 and December 1, unless the Lender notifies the Borrower that the Interest Payment Date as to Facility C shall be changed to the first Business Day of the first month in each calendar quarter, in which case such payments of Interest shall be made by the Borrowers, in arrears, on each January 1, April 1, July 1 and October 1.

         (c) In respect of any Guarantee Payment under Facility D, Facility E or Facility F interest from the date of such Guarantee Payment up to the date such amount is paid by the relevant Borrowers on the date such payment is made.

      9.3 Overdue Payment of Principal and Interest. Overdue principal of, and (to the extent permitted by law) overdue interest in respect of, amounts due under any Facility shall bear interest, payable on demand, at a rate per annum which shall be 2% in excess of the interest rate otherwise applicable from time to time to such Facility.

      9.4 Computation of Interest. Notwithstanding any provision of this Agreement, the Notes, the other Loan Documents or any other document or instrument executed in connection therewith to the contrary it is the intent of the parties hereto that, in no event shall the aggregate amount of consideration which constitutes interest under any applicable law which is contracted for, charged or received hereunder or under the Notes, the other Loan Documents or otherwise ("Interest") exceed the maximum amount of nonusurious interest allowed by law, and any excess shall be credited on this Agreement, the Notes or the other Loan Documents (or if all such obligations shall have been paid in full, refunded to the Borrowers). For purposes of the foregoing, the maximum amount of interest allowed by law shall be calculated by determining the amount of interest that could be contracted for, charged or received during the term hereof at the maximum rate of nonusurious interest allowed from time to time by applicable law as is now or, to the extent allowed by law, as may hereafter be in effect (the "maximum nonusurious interest rate") and, if at any time the rate of Interest to accrue would exceed the maximum nonusurious interest rate, the rate of Interest to accrue under this Agreement, the Notes or the other Loan Documents shall be limited to the maximum nonusurious interest rate, but any subsequent reductions in either LIBOR or the Prime Rate, as the case may be, shall not reduce the rate of Interest to accrue on this Agreement, the Notes or the other Loan Documents below the maximum nonusurious interest rate until the total amount of Interest accrued and paid on this Agreement or the Notes equals the amount of Interest which would have accrued if a rate per annum equal to LIBOR plus one and one-half percent (1 1/2%), LIBOR plus two and one-half percent (2 1/2%), the Prime Rate plus one and one-fourth percent (1 1/4%), or the interest rate charged pursuant to
  Section 9.3 herein, whichever is applicable, had at all times been in effect. It is further agreed that, without limitation of the foregoing, all calculations of the rate of Interest that are made for the purpose of determining whether such rate exceeds the maximum nonusurious interest rate applicable to the Lender, shall be made to the extent possible permitted by usury laws applicable to the Lender (now or hereafter enacted) by amortizing, prorating and spreading all Interest in equal parts during the period of the full stated term of the obligations evidenced by this Agreement, the Notes or the other Loan Documents.

  Section 10.  Payments.

      10.1 Payments on Non-Business Days. Whenever any payment to be made hereunder or under the Notes shall be stated to be due on a day which is not a Business Day, the due date thereof shall be extended to the next succeeding Business Day; provided, however, that if such next succeeding Business Day is in a new month, then the payment required under this Agreement or the Notes shall be made on the first Business Day preceding the original date on which payment was due. If a payment of principal has been extended pursuant to this Section 10.1, interest shall be payable on such principal at the applicable rate during such extension.

      10.2  Repayment.   All amounts outstanding under this Agreement shall
  be repaid by the relevant Borrowers as follows:

         (a) All amounts of principal outstanding under Facility A shall be repaid in four semi-annual installments on June 30 and December 31 of each year commencing on December 31, 1994. The installments shall be in the amount of USD 3,750,000; provided, however, that the final such installment shall be in an amount sufficient to repay all amounts outstanding under Facility A.

         (b) All amounts outstanding under Facility C shall be paid in full on the Facility C Maturity Date.

      10.3 Voluntary Prepayments. The Borrowers shall have the right to prepay all amounts outstanding under Facility A in whole or in part, without premium or penalty, from time to time pursuant to this Section
  10.3 on the following terms and conditions: (a) The Borrowers shall give the Lender at least three Business Days' prior written notice of its intent to prepay such amounts, the amount of such prepayment, the Facility such prepayment is to be applied to and the date of such prepayment which shall be a Facility A Interest Payment Date; (b) each such prepayment shall be in a principal amount of at least USD 250,000;
  (c) at the time of any prepayment, the Borrowers shall pay all interest accrued on the principal amount of said prepayment.

      10.4 Mandatory Prepayment. (a) Upon the sale or actual or constructive total loss of any Rig the sale or insurance proceeds shall be used to (i) prepay amounts outstanding under Facility A, along with all interest accrued on such amount and all fees and other costs incurred by the Lender, (ii) then to prepay any amounts outstanding under Facility C along with all interest accrued on such amounts and all fees and other costs incurred by the Lender and (iii) finally, if all amounts referred to in (i) and (ii) above have been paid, any such proceeds shall be paid to the Lender and held in an interest bearing account at the Lender which shall serve as additional security for the Credit Facility (unless the Borrowers provide the Lender with other security acceptable to the Lender in an amount equal to, or in excess of, any such proceeds). If such proceeds are placed in an interest bearing account, such funds and any interest earned on them will be returned to the Borrowers upon the repayment of all amounts due under this Agreement and the termination of all Letters of Credit. The payments referred to in this Section 10.4 shall be made immediately to the Lender if the Borrowers receive the proceeds from any such sale on a Facility A Interest Payment Date. If such payment is not received on a Facility A Interest Payment Date, the Borrowers shall immediately upon receipt place such proceeds of such sale as are necessary to make the prepayment required by this Section 10.4 in an interest bearing account at the Lender for the benefit of the Lender and all amounts in such account shall be paid to the Lender on the next Interest Payment Date; provided, however, that all interest earned thereon shall be paid to the Borrowers.

         (b) Any prepayment made pursuant to Section 10.4(a) above which is large enough to pay amounts outstanding under Facility C shall also reduce the amount available to be drawn under Facility C by the same amount unless the Borrowers provide security acceptable to the Lender in an amount equal to such reduction.

      10.5 Method and Place of Payment. All payments under this Agreement shall be made to the Lender to such account with its Amsterdam Branch Office in Amsterdam South East (or such other account elsewhere) as the Lender may designate and in immediately available funds, not later than 12:00 noon (Amsterdam time) on the date when due, each payment to be advised to the Lender by tested telex or telefax one (1) Business Day before the date when due except if such payment is made from an account at the Lender.

      10.6 Net Payments. (a) All sums payable by the Borrowers under this Agreement, whether of principal, interest, fees or otherwise, shall be paid in full without set-off or counterclaim and in such amounts as may be necessary in order that all such payments (after deduction or withholding for or on account of any present or future taxes, levies, imposts, duties or other charges of whatsoever nature imposed by any Governmental Agency or taxing authority thereof, other than any tax, on or measured by the net income of the Lender pursuant to the income tax laws of the jurisdiction where the Lender's principal or lending office is located, including but not limited to the Branch Profits Tax under
  Section 884 of the Internal Revenue Code of 1986, (collectively the "Taxes")) shall not be less than the amounts otherwise specified to be paid under this Agreement or the Notes.

         (b) A certificate as to any additional amounts payable to the Lender under this Section 10.6 submitted to the Borrowers by the Lender shall show in reasonable detail the amount payable and the calculations used to determine in good faith such amount and shall be conclusive absent manifest error.

         (c) With respect to each deduction or withholding for or on account of any Taxes, the Borrowers shall promptly furnish to the Lender such certificates, receipts and other documents as may be required (in the reasonable judgment of the Lender) to establish any income tax credit to which the Lender may be entitled. In the event that such a deduction or withholding for Taxes becomes so applicable, the Lender, and the Borrowers will enter into negotiations in good faith in an effort to attempt to minimize the effect of such Taxes.

         (d) Within thirty (30) days of the execution of this Agreement, the Lender shall provide the Borrowers with a duly executed United States Department of Treasury Form 1001, Ownership, Exemption, or Reduced Rate Certificate which form shall permit the Borrowers to avail themselves of the current Income Tax Treaty between the United States and The Netherlands.

      10.7 Rights of Set-Off. The Lender shall with respect to all amounts payable hereunder have all rights of set-off, banker's lien, and counterclaim as it is entitled to exercise under the law of the jurisdiction in which such rights are exercised.

      10.8 Changes in Circumstances. (a) If, by reason of any change in applicable law or regulation or regulatory requirement or directive whether or not having the force of law or in the interpretation or application thereof by the governmental or quasi-governmental or judicial authority or central bank charged with the administration or interpretation of such law or regulation, it shall appear to the Lender that it has become unlawful or impossible for the Lender to perform its obligations hereunder, the Lender shall immediately notify the Borrowers and, after such notice, the liability of the Lender to advance or maintain the Commitment or any Facility shall immediately cease or, if any Advance has been made or a Letter of Credit issued, the Borrowers shall prepay such Advance and shall cooperate with the Lender in order to permit any outstanding Letters of Credit to be terminated by the Lender, or if such termination cannot be accomplished, the Borrowers shall deposit with the Lender an amount equal to the aggregate amounts of any outstanding Letters of Credit which deposit shall be held by the Lender as security until the Letters of Credit are terminated or expire. In any such event, but without prejudice to the aforesaid obligation of the Borrowers to prepay, the Borrowers and the Lender shall negotiate in good faith for a period not to exceed ninety (90) days commencing from the date notice is given by the Lender as provided above, with a view to agreeing to terms for making or continuing to make available the Commitment available from another jurisdiction or funding it from alternative sources.

         (b) If the effect of any change in applicable law or regulation or regulatory requirement or in the interpretation thereof or if compliance by the Lender with any applicable direction or official request or requirement (whether or not having the force of law) of any governmental or other authority, in any case having effect after the date hereof, is to:

              (i) change the basis of taxation to the Lender of payment of principal or interest or any other payment due pursuant to the terms of this Agreement (other than an increase in the rate of taxation on the Lender's overall net income or franchise taxes); or

             (ii) impose or modify or deem applicable any reserve requirements or require the making of any special deposits against or in respect of any assets or liabilities of, deposits with or for the account of or loans by the Lender; or

            (iii) impose on the Lender any other condition affecting the Commitment or the Credit Facility or any part thereof, the result of which is either to increase the cost to the Lender of making available or maintaining the Commitment or any Facility or any part thereof or to reduce the amount of any payment received by the Lender hereunder then and in any such case if such increase or reduction in the opinion of the Lender materially affects the interests of the Lender;

                 (A) the Lender shall notify the Borrowers of any of the above circumstances and use all reasonable efforts (without any financial commitment on its part) to avoid the effects of any such change and in particular, the Lender shall consider (without any commitment on its part) fulfilling its obligations under this Agreement through another office or transferring its interest in this Agreement and the Notes at par to one or more of its affiliates not affected by the change in applicable law or regulation referred to in this Section 10.8 if such transfer can be accomplished without material added cost to the Lender and in a manner compatible with its operational procedures; or

                 (B) if the efforts referred to in (A) above fail to have the effect of eliminating the increased cost or the reduction in the amount of any payment received, the Borrowers shall on demand (whether made before or after any repayment of the amounts outstanding under Facilities A, C, D, E and F) pay to the Lender such amount as the Lender certifies together with supporting documentation to be necessary to compensate it for such additional cost or reduction; and

                 (C) at any time thereafter, so long as the circumstances giving rise to the obligation to make the compensating payment continue, the Borrowers may, upon giving the Lender not less than thirty (30) days' written notice which shall be irrevocable, prepay any amounts outstanding under this Agreement to the Lender and cooperate with the Lender in order to permit any outstanding Letters of Credit to be terminated by the Lender, or if such termination cannot be accomplished, the Borrowers shall deposit with the Lender an amount equal to the aggregate amounts of any outstanding Letters of Credit which deposit shall be held by the Lender as security until the Letters of Credit are terminated or expire.

         (c) If any amounts outstanding under this Agreement are to be prepaid by the Borrowers pursuant to any of the provisions of this
  Section 10.8 , the Borrowers shall simultaneously with such prepayment pay to the Lender all accrued interest and fees on the amounts outstanding under this Agreement and all other sums payable by the Borrowers to the Lender pursuant to this Agreement.

         (d) The certificate or determination of the Lender, as to any matters referred to in this Section 10.8 shall, save for any manifest error, be conclusive and binding on the Borrowers.

      10.9  Unavailability of Dollars.

         (a) In the event that the Lender is not able to obtain deposits in Dollars in the London Interbank Market, the dollars required to fund the amounts outstanding under this Agreement shall be made available from such other financial sources as may be available to the Lender. In such an event the rate of interest will be, subject to Section 9.4 above, the aggregate of 1-1/2% and the cost to the Lender from such financial sources and for periods as may be elected by the Lender. Each change in such cost in respect of funding the amounts outstanding under this Agreement will cause an immediate corresponding change in the rate of interest payable by the relevant Borrowers. This arrangement shall be temporary and should deposits in Dollars subsequently become available to the Lender in the London Interbank Market, then from the conclusion of the then current Interest Period for funding from alternative sources, the amounts outstanding under this Agreement will bear interest at the rates detailed in Section 9.1(a) hereof.

         (b) In the event that the Lender is unable (for any reason whatsoever) to acquire the required deposits from any source, the parties hereto shall meet to discuss an alternative arrangement. In the absence of mutual agreement and at the end of thirty (30) days after the above mentioned date the obligation of the Lender hereunder to make available the Commitment shall be extinguished forthwith and/or (as the case may be) any amounts drawn hereunder and any other amounts due hereunder, shall be repaid forthwith by the relevant Borrowers and the relevant Borrowers shall cooperate with the Lender in order to permit any outstanding Letters of Credit to be terminated by the Lender, or if such termination cannot be accomplished, such Borrowers shall deposit with the Lender an amount equal to the aggregate amounts of any outstanding Letters of Credit which deposit shall be held by the Lender as security until the Letters of Credit are terminated or expire.

  Section 11.  Security.

      11.1  Mortgages.   The Credit Facility shall be secured in accordance
  with the provisions of the Mortgages.

      11.2    Assignments.    The  Credit  Facility  shall  be  secured  in
  accordance with the provisions of the Assignments.

      11.3  Pledges.   The Credit Facility  shall be secured  in accordance
  with the provisions of the Pledges.

      11.4 Pledge of Earnings Accounts. The Credit Facility shall be secured by a pledge under Dutch law of the Borrowers' accounts no.
  02.19.63.932,  02.19.94.625,  02.14.41.685,  02.14.41.723,  02.14.41.731,
  02.14.41.790,  02.14.45.184,  02.14.45.168,  02.14.45.257,  02.20.28.579,
  02.17.78.981 and 02.17.78.949 at the Lender (the "Pledge of Earnings Accounts"). The Pledge of Earnings Accounts shall be in form and substance satisfactory to the Lender but the remedies of such pledge shall only be exercisable by the Lender in the event of a default under
  Section 17.1(a) below.

      11.5 Pledge of Arcade Drilling Shares. The Credit Facility shall be secured by a pledge or pledges under Norwegian law of all Arcade Drilling shares now owned or hereafter acquired by any Borrower and an assignment of any cash dividends or other cash distributions paid to any of the Borrowers as a shareholder of Arcade Drilling. The Pledge of Arcade Drilling Shares shall be in form and substance satisfactory to the Lender. Such pledge shall be subject to the Standstill Agreement dated August 31, 1991 among Arcade Shipping, RBC and Sonat Offshore Drilling, Inc. (the "Standstill Agreement"). The Lender agrees to be bound by the undertakings in paragraph 1(H) of the Standstill Agreement with respect to the sale of such shares in the event of a foreclosure of the Pledge of Arcade Drilling Shares.

      11.6 Security Deposits. The Credit Facility shall be secured by the Security Deposits.

      11.7 Further Assurances. The Borrowers agree to execute and deliver to the Lender such financing statements or other instruments or documents as the Lender may reasonably request in order to perfect the security created by the Mortgages, the Pledges and the Assignments or otherwise required by this Agreement.

  Section 12.  Conditions Precedent.

      12.1 Documents Required as Conditions Precedent to the Amendment and Restatement. The obligation of the Lender to complete the Amendment and Restatement of the Facilities is subject to the condition precedent that the Lender shall have received all of the following, each dated on or before the Restructure Date and each in form and substance satisfactory to the Lender:

         (a)  The Notes.

         (b) Certified copies of the resolutions of the Boards of Directors of each of the Borrowers authorizing the execution and delivery by each of the Borrowers of the Loan Documents on behalf of each of the Borrowers, and all documents evidencing other necessary corporate action with respect to the Loan Documents.

         (c) Certificate of the Secretary or the Assistant Secretary of each Borrower certifying the names and true signatures of the officers of each Borrower authorized to sign the Loan Documents on behalf of such Borrower and the other documents or certificates to be executed by such Borrower pursuant to this Agreement.

         (d) Copies certified as of a recent date by the Secretary or the Assistant Secretary of each Borrower of its By-Laws.

         (e) a copy of each Borrower's Certificate of Incorporation certified by the Secretary of State of the state of incorporation within thirty (30) days from the date of this Agreement and certificates dated as of a recent date of the Secretary of State of the state of incorporation as to the existence and good standing of each Borrower.

         (f) Executed counterparts of each of the Loan Documents, all in a form satisfactory to the Lender and its counsel.

         (g) An opinion of counsel to the Borrowers in form and substance acceptable to the Lender.

         (h)    If  the  Restructure  Date  is  not  a  Drawdown   Date,  a
  certificate dated the first Drawdown Date of an officer of each of the Borrowers certifying that:

              (i) The representations and warranties contained in Section 14 hereof are correct on and as of the Drawdown Date as though made on and as of such date; and

             (ii) No event has occurred and is continuing, or would result from the Advance, or the issuance of a Letter of Credit which constitutes an Event of Default or with the passing of time or the giving of notice would constitute an Event of Default.

         (i) The Borrowers shall have executed and delivered to the Lender copies of all documents and filings and shall have taken all actions necessary to continue the perfection of the security interests created by the Mortgages, the Pledges, the Assignments, the Pledge of Earnings Accounts and the Pledge of Arcade Drilling Shares as first priority perfected security interests except that the Mortgage as to the drilling rigs ROGER W. MOWELL, J. T. ANGEL and JIM CUNNINGHAM may be a second priority perfected security interest.

         (j) All orders, consents, approvals, licenses, authorizations and validations of, and filings, recordings and registrations with and exemptions by any Governmental Agency or any Person (other than any routine filings which may be required after the date hereof with appropriate governmental authorities in connection with the operation of the Rigs) required to (i) authorize the execution, delivery and performance by the Borrowers of the Loan Documents or (ii) prevent the execution, delivery and performance by the Borrowers of the Loan Documents from resulting in a breach of any of the terms or conditions of, or resulting in the imposition of any lien, charge or encumbrance upon any properties of the Borrowers pursuant to, or constituting a default (with due notice or lapse of time or both), if such breach, imposition or default would result in a materially adverse change in the financial position of the Borrowers, or resulting in an occurrence of any event for which any holder or holders of Indebtedness may declare the same due and payable under, any indenture, agreement, order, judgment or instrument under which any Borrower is a party (other than the Mortgage, the Pledges or the Assignments) or to the Borrowers' knowledge after due inquiry by which the Borrowers or their property may be bound or affected, or under the Certificates of Incorporation or By-Laws of the Borrowers, shall have been obtained or made.

         (k) Evidence of the insurance required by Section 15.3 of this Agreement and the insurance brokers report referred to in Article I,
  Section 15(b) of the Mortgages.

         (l) Evidence that RBC has made a capital contribution to RBD of all the issued and outstanding shares of common stock of RBX, RBI and RBB.

         (m) An opinion of Haight, Gardner, Poor & Havens, counsel to the Lender, in form and substance acceptable to the Lender.

         (n) A certificate signed by the chief executive officer or chief financial officer of RBC as to any liens (as defined in Section 16.1(f) below) on any properties of the Borrowers.

         (o) An opinion of Arias, Fabrega & Fabrega in form and substance acceptable to the Lender.

         (p) An opinion of Clayton Utz in form and substance acceptable to the Lender.

      12.2 Waiver of Conditions Precedent. All of the conditions precedent contained in this Section 12 are for the sole benefit of the Lender and the Lender may waive any or all of them in its absolute discretion.

  Section 13.  Fees and Expenses.

      13.1 Fees. The following fees have been or shall be paid to the Lender by the relevant Borrowers:

         (a) as to the Commitment, the Borrowers,jointly and severally, have paid an arrangement fee of USD 1,800,000;

         (b) as to Facility D, the Borrowers, jointly and severally, shall pay a facility fee of 1% per annum of the amount of the Facility D Letter of Credit outstanding during each calendar quarter; such fee to be payable in arrears on the last Business Day of each calendar quarter;

         (c) as to Facility E, the Borrowers, jointly and severally, shall pay an arrangement fee of USD 50,000 on the date hereof and a facility fee of 1% per annum of the total amount of Facility E Letters of Credit issued or outstanding from time to time during each calendar quarter; such fee to be calculated on a daily basis for the actual amounts outstanding and payable in arrears on the last Business Day of each calendar quarter;

         (d) as to Facility E, the Borrowers, jointly and severally, shall pay a commitment fee of 1/2% per annum of the total amount of such Facility not utilized by the issuance of Facility E Letters of Credit during each calendar quarter; such fee to be payable in arrears on the last Business Day of each calendar quarter.

         (e) as to Facility F, the Borrowers, jointly and severally, shall pay an arrangement fee of USD 125,000 on the date hereof and a facility fee of 1% per annum of the highest amount of Facility F Letters of Credit issued or still outstanding from time to time during each calendar quarter; such fee to be calculated on a daily basis for the actual amounts outstanding and payable in arrears on the last Business Day of each calendar quarter;

         (f) as to Facility F, the Borrowers, jointly and severally, shall pay a commitment fee of 1/2% per annum of the total amount of such Facility not utilized by the issuance of Facility F Letters of Credit during each calendar quarter; such fee to be payable in arrears on the last Business Day of each calendar quarter;

      13.2 Expenses. The Borrowers jointly and severally agree, whether or not any Advance is made or any Letter of Credit is issued hereunder, to promptly reimburse the Lender upon demand for all reasonable fees and disbursements of the Lender, including, but not limited to, travel and other out-of-pocket expenses of the Lender and the fees and expenses of external counsel to the Lender, incurred in connection with (a) the preparation, execution and delivery of the Loan Documents, and the making of Advances and the issuance of Letters of Credit under this Agreement and all other documents referred to herein, and any amendments or waivers to or termination of any thereof, (b) the recording, filing and perfection of all security interests created by the Loan Documents and
  (c) the protection of the rights of the Lender and the Trustee under this Agreement and all other documents referred to herein and the enforcement of payment of the Obligations, whether by judicial proceedings or otherwise. The obligation of the Borrowers under this Section 13.2 shall survive payment of all other amounts due under this Agreement.

  Section 14.  Representations and Warranties of Borrowers.

         The Borrowers represent and warrant to the Lender as follows:

      14.1 Due Incorporation, Qualification, Etc. Each Borrower is a corporation duly organized, validly existing and in good standing under the laws of (i) the State of Delaware with respect to RBC (ii) the State of Oklahoma with respect to RBB, RBD, RBX and RBI and (iii) the State of Western Australia with respect to RBA and each is duly qualified and in good standing as a foreign corporation to do business in the jurisdictions in which its ownership of property or conduct of business legally requires such qualification, and each has full corporate power and authority to own its properties and assets and to conduct its business as presently conducted.

      14.2 Capacity. Each Borrower has full corporate power and authority to execute and deliver, and to perform and observe the provisions of the Loan Documents to which it is a party and to carry out the transactions contemplated hereby and thereby.

      14.3 Authority and Enforceability. The execution, delivery and performance by the Borrowers of the Loan Documents to which they are parties have been or will be duly authorized by all necessary corporate action. This Agreement (including the New York choice of law) constitutes, and the Notes, the Mortgages, the Assignments, the Pledges, the Pledge of Earnings Accounts and the Pledge of the Arcade Shares when delivered by the Borrowers hereunder will constitute legal, valid and binding obligations of the Borrowers party to such documents enforceable against them in accordance with their respective terms, subject to laws affecting creditors' rights generally and applicable equitable principles. The Mortgages, the Assignments, the Pledges, the Pledge of Earnings Accounts and the Pledge of the Arcade Shares shall on the first Drawdown Date create and constitute valid and perfected security interests in and to the properties covered thereby, subject to the exceptions contained therein, enforceable against all third parties and shall secure the payment of all amounts due under this Agreement. The Mortgages shall constitute first priority security interests as to all of the Rigs except as to the ROGER W. MOWELL, J. T. ANGEL and JIM CUNNINGHAM as to which second priority security interests shall be created.

      14.4 Governmental Approvals. No order, consent, approval, license, authorization, or validation of, or filing, recording or registration with (other than any routine filings which may be required after the date hereof with appropriate governmental authorities in connection with the operation of the Rigs), or exemption by, any Governmental Agency, is required to authorize the execution, delivery and performance by the Borrowers of the Loan Documents to which they are parties.

      14.5 Compliance with Other Instruments. The execution and delivery of this Agreement and compliance with its terms, the issuance of the Notes and the execution and delivery of the Mortgages, the Assignments, the Pledges, the Pledge of Earnings Accounts and the Pledge of the Arcade Shares and the compliance with their terms as contemplated herein, will not result in a breach of any of the terms or conditions of, or result in the imposition of any lien, charge or encumbrance upon any properties of the Borrowers pursuant to, or constitute a default (with due notice or lapse of time or both), or result in an occurrence of any event for which any holder or holders of Indebtedness may declare the same due and payable under any indenture, agreement, order, judgment or instrument under which any of the Borrowers is a party or to the Borrowers' knowledge, after due inquiry, by which the Borrowers or their property may be bound or affected, or under the Certificates of Incorporation or By-Laws of the Borrowers, and, to the Borrowers' knowledge, after due inquiry, will not violate any provision of applicable law.

      14.6 Financial Statements. The consolidated balance sheets of RBC as of December 31, 1994 and the related consolidated statements of income and changes in financial position and shareholders' equity of RBC for the fiscal year ended on that date, copies of which have been furnished to the Lender, have been prepared in accordance with generally accepted accounting principles and fairly present the financial conditions of RBC and the other Borrowers on a consolidated basis, as of such date and the results of the operations of RBC and the other Borrowers on a consolidated basis for the period ended on such date. RBC and the other Borrowers have no contingent liabilities which, if determined adversely to them (either singly or in the aggregate), would have a material adverse effect on RBC and the other Borrowers on a consolidated basis except as heretofore disclosed to the Lender in writing.

      14.7 Material Adverse Events. Since December 31, 1994, neither the business, the prospects, the properties nor the condition (financial or otherwise) of RBC and the other Borrowers on a consolidated basis has been materially and adversely affected in any way.

      14.8 Litigation, Etc. Except as heretofore disclosed by the Borrowers to the Lender in writing, there are no actions, suits or proceedings pending, or to the knowledge of the Borrowers threatened, against or affecting any of the Borrowers at law or in equity, which, if adversely determined, would have a material adverse effect on the business, prospects, properties or condition (financial or otherwise) of RBC or the other Borrowers on a consolidated basis. To the Borrowers' knowledge, none of the Borrowers are in violation or default with respect to any applicable laws and/or regulations which non-compliance would materially affect the business, prospects, properties or condition
  (financial or otherwise) of the Borrowers nor is any Borrower in violation or default with respect to any order, writ, injunction, demand or decree of any court or any Person or in violation or default (nor is there any waiver in effect which, if not in effect, would result in a violation or default) in any material respect under any indenture, agreement or other instrument under which any Borrower is a party or may be bound, default under which might materially and adversely affect the business, prospects or condition (financial or otherwise) of any Borrower.

      14.9   Principal Place of  Business.  The chief  executive office and
  principal   place  of  business  of  the  Borrowers  is  located  at  901
  Threadneedle, Suite 200, Houston, Texas  77079.

      14.10 Patent and Other Rights. The Borrowers have the right to use all patents, licenses, trademarks, trade names, trade secrets, copyrights and all rights with respect thereto, which are required to conduct their businesses as now conducted without known conflict with the rights of others which would materially and adversely affect such businesses.

      14.11 Taxes. The Borrowers have filed or caused to be filed all tax returns which are required to be filed by them, pursuant to the laws, regulations or orders of each Person with taxing power over the Borrowers or their assets. The Borrowers have paid, or made provision for the payment of, all taxes, assessments, fees and other governmental charges which have or may have become due pursuant to said returns, or otherwise, or pursuant to any assessment received by the Borrowers, except such taxes, if any, as are being contested in good faith and as to which adequate reserves (determined in accordance with generally accepted accounting principles) have been provided. The charges, accruals and reserves in respect of taxes on the books of the Borrowers are adequate (determined in accordance with generally accepted accounting principles). Other than as disclosed to the Lender in writing, the Borrowers know of no proposed material tax assessment against any Borrower, and no extension of time for the assessment of federal, state or local taxes of the Borrowers is in effect or has been requested.

      14.12 Compliance with Federal Reserve Board Regulations. No part of the proceeds of any Advance or any Letter of Credit will be used, directly or indirectly, for the purpose of purchasing or carrying any margin security within the meaning of Regulation U of the Board of Governors of the Federal Reserve System, or for the purpose of purchasing or carrying or trading in any securities under such circumstances as to involve the Borrowers in a violation of Regulation X of said Board or the Lender in a violation of Regulation U of said Board. In particular, without limitation of the foregoing, no Borrower will use any part of the proceeds of any Advance or any Letter of Credit to be made hereunder to acquire for itself or for any other person any publicly-held securities of any kind. The assets of the Borrowers do not include any margin securities, and the Borrowers have no present intention of acquiring any margin securities except as heretofore disclosed to the Lender in writing. As used in this Section 14.12, the terms "margin security" and "purpose of purchasing or carrying" shall have the meanings assigned to them in the aforesaid Regulation U, and the term "publicly-held", in respect of securities, shall have the meaning assigned to it in Section 220.7(a) of Regulation T of said Board. If requested by the Lender, the Borrowers will furnish to the Lender a statement or statements in conformity with the requirements of Federal Reserve Form U-1 referred to in said Regulation U.

      14.13    Employee  Retirement  Income  Security  Act  of  1974.    No
  Reportable Event has occurred and is continuing with respect to any Plan.

      14.14 Investment Company Act of 1940. None of the Borrowers is an "investment company" within the meaning of the Investment Company Act of 1940.

      14.15  Subsidiaries.  RBB, RBX and RBI are wholly  owned subsidiaries
  of RBD.   RBD is a wholly owned subsidiary of RBC.  RBA is a wholly owned subsidiary of RBX.

      14.16  Environmental Compliance.

         (a) The Borrowers have duly complied with, and the Rigs and their other properties and operations are in compliance in all material respects with, the provisions of all applicable environmental, health and safety laws, codes and ordinances and all rules and regulations promulgated thereunder of all Governmental Agencies.

         (b) The Borrowers have received no notice of, and neither know of nor suspect, any fact(s) which might constitute a material violation of any applicable environmental, health or safety laws, codes or ordinances, and any rules or regulations promulgated thereunder of all Governmental Agencies, which relate to the use or ownership of the Rigs or other properties owned or operated by the Borrowers.

         (c) The Borrowers have been issued all required applicable permits, licenses, certificates and approvals of all Governmental Agencies relating to (i) air emissions, (ii) discharges to surface water or ground water, (iii) noise emissions, (iv) solid or liquid waste disposal, (v) the use, generation, storage, transportation, treatment, recycling or disposal of Hazardous Substances or (vi) other environmental, health or safety matters necessary for the Rigs or other properties and operations owned or operated by the Borrowers and such permits, licenses, certificates and approvals are in full force and effect on the date of this Agreement.

         (d) Except in accordance with a valid governmental permit, license, certificate or approval, there has been no spill or unauthorized discharge or release of any Hazardous Substance to the environment at, from, or as a result of any operations on the Rigs or other properties and operations owned or operated by the Borrowers.

         (e) There has been no material complaint, compliance order, compliance schedule, notice letter, notice of citation or other similar notice from any applicable environmental agency which involves actions on, or concerns the operations of the Rigs or other properties and operations owned or operated by the Borrowers.

         (f) The Charters remain in full force and effect and continue to be the valid and binding obligations of the parties thereto following the purchase of the interests in the Charter Notes referred to in Section 3.1(b) above.

  Section 15.  Affirmative Covenants of Borrowers.

       Until the payment in full of all amounts due under this Agreement and the Notes by the Borrowers and the expiration of all Letters of Credit, unless compliance shall have been waived by the Lender, the Borrowers agree that:

       15.1  Financial Statements and Reports and Inspection.

         (a)  RBC will furnish to the Lender:

              (i) as soon as possible and in any event within five (5) Business Days after the occurrence of each Event of Default or of any default in the performance of the Loan Documents, or each event which with the giving of notice or lapse of time, or both, would constitute an Event of Default or such a default, which is continuing on the date of such statement, the statement of the chief financial officer of RBC setting forth the details of such Event of Default or event or default and the action which the Borrowers propose to take with respect thereto;

             (ii) as soon as available and in any event within 45 days after the close of each of the first three quarters of RBC's fiscal years, a copy of quarterly consolidated financial statements for RBC prepared in accordance with generally accepted accounting principles and certified by the chief financial officer of RBC;

            (iii) as soon as available and in any event within 90 days after the close of RBC's fiscal years, a copy of the consolidated annual audit report for such year for RBC, including therein, consolidated financial statements consisting of the balance sheet of RBC as of the end of such fiscal year, consolidated statements of income and changes in the financial position of RBC for such fiscal year certified by Arthur
  Andersen & Co. or other independent public accountants of recognized standing reasonably acceptable to the Lender, and the independent public accountants shall certify that in the course of their audit activities they have not become aware of any event which constitutes an Event of Default hereunder or which would constitute an Event of Default but for the requirement that notice be given or that time has elapsed;

             (iv) such other financial information as the Lender may reasonably request; and

              (v) (A) as soon as possible, and in any event, within 30 days after the Borrowers know, or have reason to know, that any Reportable Event with respect to any Plan has occurred, a statement of the chief financial officer of the Borrowers setting forth details as to such Reportable Event and the action which the Borrowers propose to take with respect thereto, together with a copy of the notice of such Reportable Event given to the Pension Benefit Guaranty Corporation, if a copy of such notice is available to the Borrowers, (B) promptly after filing thereof with the United States Secretary of Labor or the Pension Benefit Guaranty Corporation copies of each annual report with respect to each Plan, and (C) promptly after receipt thereof a copy of any notice the Borrowers, or any member of the Controlled Group may receive from the Pension Benefit Guaranty Corporation or the Internal Revenue Service with respect to any Plan; provided, however, this Section 15.1(a)(v)(C) shall not apply to notice of general application promulgated by the Department of Labor.

         (b) The Borrowers will, upon request, furnish to the Lender such information as the Lender may reasonably request with respect to the business, affairs or condition (financial or otherwise) of the Borrowers and will permit the Lender or its representatives at any reasonable time or times during normal business hours, to inspect the properties of the Borrowers, to inspect, audit and examine the books or records of the Borrowers and to take extracts therefrom and will reimburse the Lender for all reasonable expenses incurred in connection therewith; provided, however, that any inspection of the Rigs shall be subject to the consent of the operators under applicable drilling contracts and the consent of applicable Governmental Agencies; which consents the Borrowers shall use their best efforts to obtain.

         (c) The Borrowers will, upon request, furnish to the Lender all financial information distributed to creditors or shareholders in any recapitalization or reorganization in which any of the Borrowers are involved as debtors or creditors.

         (d) All non-public information obtained by the Lender pursuant to any Loan Document concerning the Borrowers, the Rigs, the Borrowers' other assets or the Borrowers' financial condition and prospects shall be kept confidential by the Lender subject, however, to requests from any applicable Governmental Agencies and to disclosures of such information to assignees and participants (and potential assignees and participants) pursuant to Section 19.8 hereof unless such non-governmental parties shall agree prior to such disclosure to be bound by this Section 15.1(d).

         (e) the Borrowers shall furnish to the Lender as soon as possible any information available to them concerning material business developments at Arcade Drilling including, but not limited to, notice of any cash dividends or other cash distributions paid to shareholders of Arcade Drilling.

      15.2 Consolidated Financial Statements. Notwithstanding anything in this Agreement to the contrary, the consolidated financial statements of RBC include and shall continue to include the financial results of RBC, the other Borrowers and all subsidiaries of the Borrowers and all of the financial tests and ratios contained in Section 16 of this Agreement shall be based on such consolidated financial results.

      15.3 Insurance. The Borrowers shall insure, or cause to be insured, the Rigs pursuant to the terms of Article I, Section 15 of the Mortgages. The Borrowers shall on each anniversary of the date of this Agreement furnish the Lender with evidence of all such insurance policies currently in force.

      15.4 Other Debt. The Borrowers will promptly pay and discharge any and all Indebtedness, liens, charges, all taxes, assessments and governmental charges or levies imposed upon them or upon their income or profits, or upon any of their properties prior to the date on which penalties accrue thereon, and lawful claims which, if unpaid, might become a lien or charge upon the property of the Borrowers, except such as may in good faith be contested or disputed, provided appropriate reserves are maintained to the satisfaction of the Lender.

      15.5 Maintenance of Existence; Conduct of Business. The Borrowers will preserve and maintain their corporate existence, their business as presently conducted, and all of their rights, privileges and franchises necessary or desirable in the normal conduct of said businesses, and conduct their businesses in an orderly, efficient and regular manner.

      15.6   Financial Records.   The Borrowers  will keep books  of record
  and account in which proper entries will be made of their transactions in accordance with generally accepted accounting principles.

      15.7 Maintenance of Rigs. The Borrowers will maintain, or cause to be maintained, the Rigs in the highest classification for such drilling rigs with the American Bureau of Shipping or such other classification society as the Trustee may approve.

      15.8  Environmental Compliance.

         (a) The Borrowers will comply with and cause all of their employees, agents, contractors and subcontractors to so comply with (i) all applicable environmental, health and safety laws, codes and ordinances, and all rules and regulations promulgated thereunder of all Governmental Agencies and (ii) the terms and conditions of all applicable permits, licenses, certificates and approvals of all Governmental Agencies now or hereafter granted or obtained with respect to the Rigs or other properties and operations owned or operated by the Borrowers.

         (b) The Borrowers will use their best efforts and safety practices to prevent the release, threatened release, discharge, disposal, escape or spill of Hazardous Substances on or about the Rigs or other properties owned or operated by the Borrowers.

      15.9 Environmental Notifications. The Borrowers shall notify the Lender, in writing, within twenty (20) days of any of the following events:

         (a) Any written notification made by any Borrower to any federal, state or local environmental agency required under any federal, state or local environmental statute, regulation or ordinance relating to a spill or unauthorized discharge or release of any Hazardous Substance to the environment at, from, or as a result of any operations on, the Rigs or other properties and operations owned or operated by the Borrowers;

         (b)  Receipt  of  service   by  any  Borrower  of  any  complaint,
  compliance order, compliance schedule, notice letter, notice of violation, citation or other similar notice from any federal, state or local environmental agency which involves actions on, or concerns the operations on, the Rigs or other properties and operations owned or operated by the Borrowers;

         (c)  Receipt  of  service   by  any  Borrower  of  any  complaint,
  compliance order, compliance schedule, notice letter, notice of violation, citation or other similar notice or any judicial demand by any federal, state or local environmental agency, or third person, alleging
  (i) any spill, unauthorized discharge or release of any Hazardous Substance to the environment from, or as a result of the operations on, the Rigs or other properties and operations owned or operated by the Borrowers or (ii) violations of applicable laws, regulations or permits regarding the generation, storage, handling, treatment, transportation, recycling, release or disposal of Hazardous Substances on or as a result of operations on the Rigs or other properties and operations owned or operated by the Borrowers.

         (d) It is understood by the parties hereto that the aforementioned notice is solely for the Lender's information, may not otherwise be required by any federal, state or local environmental laws, regulations or ordinances, and is to be considered confidential information by the Lender; provided the Lender is advised of such confidentiality and no waivers of such confidentiality have been made by the parties hereto. Failure by the Borrowers to give timely notice shall constitute an Event of Default under Section 17.1(b) hereof; provided, however, that upon notice of such default to the Borrowers by the Lender such Event of Default may be cured by provision by the Borrowers of the required notice within 15 days of notice of such Event of Default.

         (e) The term "environmental agency" as used herein shall include, but not be limited to, the United States Environmental Protection Agency, the United States Coast Guard, the United States Minerals Management Service, the United States Department of Transportation (in its administration of the Hazardous Materials Transportation Act, 49 U.S.C. Sec. 1801, et seq.) and other analogous or similar Governmental Agencies regulating or administering statutes, regulations or ordinances relating to or imposing liability or standards of conduct concerning the generation, storage, use, production, transportation, handling, treatment, recycling, release or disposal of any Hazardous Substance.

      15.10 Environmental Indemnification. (a) The Borrowers hereby jointly and severally agree to indemnify and hold the Lender and the Trustee jointly and severally harmless from and against any and all claims, losses, liability, damages and injuries of any kind whatsoever asserted against the Lender or the Trustee with respect to or as a direct result of the presence, escape, seepage, spillage, release, leaking, discharge or migration from any Rig or other properties owned or operated by the Borrowers of any Hazardous Substance, including without limitation, any claims asserted or arising under any applicable environmental, health and safety laws, codes and ordinances, and all rules and regulations promulgated thereunder of all Governmental Agencies, regardless of whether or not caused by or within the control of the Borrowers.

         (b) It is the parties' understanding that the Lender and the Trustee do not now, have never and do not intend in the future to exercise any operational control or maintenance over the Rigs or any other properties and operations owned or operated by the Borrowers, nor have they in the past, presently, or intend in the future to, maintain an ownership interest in the Rigs or any other properties owned or operated by the Borrowers. Should, however, the Lender or the Trustee hereafter exercise any ownership interest in or operational control over the Rigs or any other properties owned or operated by the Borrowers, e.g., including but not limited to, through foreclosure, then the above stated indemnity and hold harmless shall no longer apply with respect to any actions or failures to act by the Lender or the Trustee subsequent to exercising such interest or operational control, if such action or inaction by the Lender or the Trustee is admitted by the Lender or the Trustee or is found by a court of competent jurisdiction to have caused or made worse any condition for which liability is asserted, including but not limited to, the presence, escape, seepage, spillage, leaking, discharge or migration on or from the Rigs or other properties owned or operated by the Borrowers of any Hazardous Substance.

         (c)  The indemnity  and hold  harmless contained  in this  Section
  15.10 shall not extend to the Lender or the Trustee in its capacity as an equity investor in the Borrowers or as an owner of any property or interest as to which the Borrowers are also owners but to its capacity as a lender, a holder of security interests, a beneficiary of security interests or as an owner following foreclosure or enforcement (whether by judicial or non-judicial means) of such security interests.

      15.11 Charter Parties. The Borrowers will comply with the provisions of Article I, Section 14 of the Mortgages concerning charters and will furnish to the Lender upon execution, copies of all charter parties and sub-charter parties pertaining to the Rigs.

  Section 16.  Negative Covenants of Borrowers.

         Until the payment in full of all amounts due under this Agreement and the Notes by the Borrowers and the expiration of all Letters of Credit, without the prior written consent of the Lender (which consent shall not be unreasonably withheld), the Borrowers agree they will not:

      16.1 Liens. Create, incur, assume or suffer to exist any lien (including any encumbrance or security interest) of any kind upon the Rigs or any of their other material assets, revenues or right to receive revenue whether now owned or hereafter acquired, except:

         (a) liens for taxes, assessments or other governmental charges or levies not at the time delinquent or thereafter payable without penalty or being contested in good faith, provided provision is made to the reasonable satisfaction of the Lender for the eventual payment thereof in the event it is found that such are payable by the Borrowers;

         (b) liens of carriers, warehousemen, mechanics, materialmen, landlords, operators of, and participants in, any oil, gas or mineral properties of any of the Borrowers and maritime liens incurred in the ordinary course of business for sums not overdue or being contested in good faith, provided provision is made to the reasonable satisfaction of the Lender for the eventual payment thereof in the event it is found that such sums are payable by the Borrowers;

         (c) liens incurred in the ordinary course of business in connection with workmen's compensation, unemployment insurance or other forms of governmental insurance or benefits, or to secure performance of tenders and statutory obligations entered into in the ordinary course of business or to secure obligations on surety or appeal bonds in an aggregate amount not exceeding (i) USD 2,500,000 at any one time, (ii) USD 5,000,000 in any calendar year and (iii) USD 10,000,000 during the term of this Agreement;

         (d) judgment liens in existence less than 30 days after the entry thereof or with respect to which execution has been stayed or the payment of which is covered in full by insurance;

         (e)  liens required by the terms of this Agreement; and

         (f) liens existing as of the date of this Agreement and disclosed in writing to the Lender.

      Notwithstanding anything in this Section 16.1 to the contrary, in no event shall the liens, encumbrances and security interests permitted by this Section 16.1 materially impair (in the opinion of the Lender) the business or financial condition of the Borrowers or the value of the properties of the Borrowers taken as a whole.

      16.2 Dividends. Permit RBC to declare or make any dividend payments, loans or distributions to its shareholders in any one year in excess of 50% of its cumulative net income since the first Drawdown Date (other than dividend payments from time to time on RBC's $1.625
  Convertible   Preferred  Stock,   and  on   RBC's  Class   A  (Cumulative
  Convertible) Capital Stock, which shall not be subject to such limitation) or to redeem any of RBC's $1.625 Convertible Preferred Stock shares.

      16.3 Consolidation, Merger, Etc. Consolidate with or merge with, or sell (whether in one transaction or in a series of transactions) all or substantially all of their assets to any Person or acquire (whether in one transaction in a series of transactions) all or substantially all of the assets of any Person.

      16.4 Modification of Agreements. Amend, modify or otherwise change any of the Loan Documents.

      16.5    Indebtedness.   Incur  any indebtedness  for borrowed  money,
  except:

         (a)  the Advances;

         (b)  the Guarantee Payments;

         (c)    accounts  payable   incurred  in  the  ordinary  course  of
  business;

         (d) unsecured subordinated debt acceptable to the Lender in its sole discretion; and

         (e) in the event that Facility C is terminated or expires, a working capital facility similar in amount, terms and conditions to Facility C.

      16.6  Reportable Event.  Cause or allow to occur a Reportable Event.

      16.7   Change  of  Legal Structure.   Cause  or  allow to  occur  any
  material change in the present legal structure of the Borrowers.

      16.8 Change of Place of Business. Make any change in the address of their principal place of business or their chief executive office without prior written notice to the Lender.

      16.9   Management  of Rigs.   Change  the flag,  class, ownership  or
  control of the Rigs without the prior written consent of the Trustee.

      16.10  Subsidiaries.  Create or acquire any new subsidiaries.

      16.11   Prepayment  of Debt.   Prepay any Indebtedness  to any Person
  other than the Lender.

      16.12 Sale of Rigs, Etc. Sell, transfer or assign any of the Rigs, any right to receive the revenue from the Rigs or any other material asset.

      16.13     Consolidated  Tangible  Net  Worth.    Permit  Consolidated
  Tangible Net Worth to be less than USD 225,000,000 by December 31, 1993 and USD 250,000,000 thereafter.

      16.14 Current Ratio. Permit the ratio of Current Assets to Current Liabilities to be less than 1.5:1.

      16.15    Fixed  Charge  Coverage  Ratio.    Permit  the  Fixed Charge
  Coverage Ratio to be less than 2.0 to 1.

      16.16 Funded Debt. Permit total Funded Debt to be greater at any time than 50% of the sum of total Funded Debt plus Consolidated Tangible Net Worth.

      16.17    Standstill  Agreement.   Amend  the Standstill  Agreement or
  enter into any new agreements or understandings with Sonat Offshore Drilling, Inc. concerning the shares of Arcade Drilling.

  Section 17.  Events of Default.

      17.1 Events of Default. If one or more of the following described events shall occur and is continuing ("Event of Default"):

         (a) Any Borrower shall fail to pay any amount due hereunder on the due date and such failure shall continue for a period of four (4) Business Days; or

         (b) Any Borrower shall fail to perform or observe any covenant or other provision of this Agreement, the Notes, the Letters of Credit, the Pledges, the Mortgages, the Assignments, the Pledge of Earnings Accounts or the Pledge of Arcade Drilling Shares and such failure shall continue for 10 days after notice to the Borrowers of such failure; or

         (c) Any representation or warranty made in writing by or on behalf of the Borrowers herein or pursuant hereto, or otherwise in connection with the transactions contemplated hereby or any report, certificate, financial or other instrument furnished in connection with this Agreement, shall prove to have been false or incorrect in any material respect, or omits to state a material fact required to be stated therein in order to make the statements contained therein, in the light of the circumstances under which they were made, not misleading, on the date as of which made; or

         (d) Any Borrower shall cause or suffer to exist a default, as defined in any evidence of Indebtedness of such Borrower or under any indenture, agreement or other instrument under which the same may be issued, and such default shall continue for thirty (30) days; other than those disclosed to the Lender on or before the date of this Agreement and those which are being contested in good faith and as to which adequate reserves (determined in accordance with generally accepted accounting principles) have been provided; or

         (e)  Any of the following events shall occur:

              (i) Any Borrower commences a voluntary case under Title 11 of the United States Code as now or hereafter in effect, or any successor thereto (the "Bankruptcy Code"); or

             (ii) an involuntary case is commenced against any Borrower under the Bankruptcy Code and relief is ordered against such Borrower or the petition is controverted but is not dismissed within 90 days after the commencement of the case; or

            (iii) a custodian (as defined in the Bankruptcy Code) is appointed for, or takes charge of, all or substantially all of the property of any Borrower; or

             (iv) any Borrower commences any other proceeding under any reorganization, arrangement, readjustment of debt, relief of debtors, dissolution, insolvency, liquidation or similar law of any jurisdiction relating to such Borrower (whether now or hereafter in effect), or there is commenced against any Borrower any such proceeding which remains undismissed for a period of 90 days or any Borrower is adjudicated insolvent or bankrupt; or any Borrower fails to controvert in a timely manner any such case under the Bankruptcy Code or any such proceeding, or any order of relief or other order approving any such case or proceeding is entered; or

              (v) any Borrower by any act or failure to act indicates its consent to, approval of or acquiescence in any such case or proceeding or in the appointment of any custodian of or for it or any substantial part of its property or suffers any such appointment to continue undischarged or unstayed for a period of 90 days; or

             (vi) any Borrower makes a general assignment for the benefit of creditors; or

            (vii) any corporate action is taken by any Borrower for the purpose of effecting any of the foregoing.

          (f) There shall have occurred a material adverse change in the financial or business condition of any of the Borrowers.

          (g) Arcade Drilling shall cause or suffer to exist a payment event of default under any indenture, agreement or other instrument for the borrowing of money and such default shall continue for ten (10) Business Days.

  THEN, or at any time thereafter:

      The Lender may terminate the Commitment to make Advances and issue Letters of Credit and/or declare the entire outstanding unpaid principal amount of the Notes and the Charter Payment Guaranty, all interest accrued and unpaid thereon and all other amounts payable hereunder and thereunder to be forthwith due and payable, whereupon the same shall become immediately due and payable, without presentment, demand, protest or further notice of any kind, all of which are hereby expressly waived by the Borrowers and also demand that the Borrowers cooperate with it in order to permit any outstanding Letters of Credit to be terminated, or if such termination cannot be accomplished, the relevant Borrowers shall deposit with the Lender an amount equal to the aggregate amounts of any outstanding Letters of Credit which deposit shall be held by the Lender as security until the Letters of Credit are terminated or expire. The Lender may immediately and without expiration of any additional period of grace, enforce payment of all obligations of the Borrowers under this Agreement and under the Notes. In addition, the Lender may exercise any or all of such remedies as may be available to it under applicable law or granted pursuant to the Loan Documents.

      Any declaration made pursuant to this Section 17.1 is subject to the condition that, if at any time after the outstanding principal of any of the Notes shall have become due and payable, and before any foreclosure action has been taken by the Lender or the Trustee under any of the Loan Documents to realize upon the security provided by such documents, all arrears of interest upon the Notes and all other obligations owed to the Lender (except that principal of the Notes which by such declaration shall have become payable) shall have been duly paid, and every other default and Event of Default shall have been made good, waived or cured, then and in the case of the first such Event of Default, the Lender shall, and in the case of any succeeding Events of Default, the Lender may, by written notice to the Borrowers, rescind and annul such declaration and its consequences; but no such rescission or annulment shall extend to or affect any subsequent default or Event of Default or impair any right consequent thereon.

  Section 18.  Evaluation and Additional Security.

      18.1 Evaluation. Upon each annual anniversary of this Agreement, the Borrowers will promptly obtain at the Borrowers' expense an evaluation of the Rigs by a reputable independent offshore drilling rig broker selected by the Borrowers but acceptable to the Lender. Apart from this annual evaluation, the Lender has the right to reasonably request additional evaluations of the Rigs by a reputable offshore drilling rig broker selected by the Borrowers but acceptable to the Lender. In the event that any of the evaluations establishes that the fair market value of the Rigs is less than the aggregate of 150% of the amount of the Credit Facility, the Borrowers shall at the request of the Lender (but at the Borrowers' option) either:

          (a) provide additional security acceptable to the Lender to insure that the fair market value of the Rigs and such additional security is equal to at least 150% of the amount of the Credit Facility; or

          (b) (i) reduce the amounts then outstanding under the Notes by a prepayment in the manner provided for in Section 10.3 hereof except that a prepayment under this Section 18.1 shall be applied pro rata to all amounts outstanding under this Agreement and shall reduce by the amount of such prepayment the ability of the Borrowers to draw under Facility C or (ii) obtain the agreement of the beneficiaries of Letters of Credit to their termination in an amount as is necessary to insure that the fair market value of the Rigs is at least 150% of the amount of the Credit Facility after such reductions and terminations have been made.

      18.2  Expenses of Evaluations.   The Borrowers jointly  and severally
  agree to pay for the evaluations referred to in Section 18.1 above up to and including a total amount of USD 25,000 per year.

  Section 19.  Miscellaneous.

      19.1   Entire  Agreement.   This  Agreement  with its  Schedules  and
  Exhibits embodies the entire agreement and understanding between the parties hereto and supersedes all prior agreements and understandings relating to the subject matter hereof.

      19.2 No Waiver. No failure to exercise, and no delay in exercising any right, power or remedy hereunder or under any document delivered pursuant hereto shall impair any right, power or remedy which the Lender may have, nor shall any such delay be construed to be a waiver of any of such rights, powers or remedies, or an acquiescence in any breach or default under this Agreement or any document delivered pursuant hereto, nor shall any waiver of any breach or default of the Borrowers hereunder be deemed a waiver of any default or breach subsequently occurring. The rights and remedies herein specified are cumulative and not exclusive of any rights or remedies which the Lender would otherwise have.

      19.3 Survival. All representations, warranties and agreements herein contained on the part of the Borrowers shall survive the making of the Advances and the issuance of the Letters of Credit hereunder and all such representations, warranties, and agreements shall be effective as long as any amount arising pursuant to the terms of this Agreement or the Notes remains unpaid.

      19.4 Notices. All notices, requests, consents, demands, and other communications provided for or permitted hereunder shall be effective when duly deposited in the mails, certified, return receipt requested, or delivered to Federal Express or similar courier company or transmitted by telefax, addressed to the respective party at the address set forth below.

          Borrowers:      Reading & Bates Corporation
                          901 Threadneedle, Suite 200
                          Houston, Texas  77079
                          Telefax No. (713) 496-0285
                          Telex No. 762305
                          Attention:  Chief Executive Officer

          Lender:         Internationale Nederlanden Bank N.V.
                          De Amsterdamse Poort HH 01 03
                          1102 MG Amsterdam Zuidoost
                          The Netherlands
                          Telefax No. 011 31 20 5 672199
                          Telex No. 13646 ING B
                          Attention:  Annerie M. Vreugdenhil,
                                        Senior Account Manager
                                        Corporate Banking

  Any of the parties hereto may change their respective addresses by notice in writing given to the other parties to this Agreement.

      19.5    Termination.     This  Agreement  shall  terminate  when  all
  obligations  of   the  Borrowers  incurred  hereunder   shall  have  been
  discharged in full and all of the Commitment shall have terminated.

      19.6 Severability of Provisions. In case any one or more of the provisions contained in this Agreement should be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby.

      19.7 Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the Borrowers, the Lender and their respective successors and assigns; provided, however, that the Borrowers may not transfer their rights to borrow under this Agreement without the prior written consent of the Lender.

      19.8 Assignment and Participation. (a) Subject to paragraph (b) below, the Lender shall have the right to sell, assign, transfer, negotiate or grant assignments or participations in all or part of the obligations of the Borrowers outstanding under this Agreement or the Notes evidencing such obligations to an affiliate of the Lender or to any first class international bank upon prior written notice to the Borrowers.

          (b) Any assignment by the Lender of the obligations of the Borrowers under this Agreement and the Notes to entities which are not either affiliates of the Lender or first class international banks or any assignment by the Lender to entities other than affiliates of the Lender which leaves the Lender holding less than fifty percent (50%) of the obligations of the Borrowers under this Agreement and the Notes shall be subject to the prior written approval of the Borrowers, which consent shall not be unreasonably withheld.

          (c) The Borrowers hereby acknowledge and agree that after any assignment such assignee shall for all purposes, where relevant, hereof be considered to be a Lender. The Borrowers hereby authorize the Lender and each assignee or participant in case of default by the Borrowers hereunder to proceed directly by right of set-off, banker's lien or otherwise against any assets of the Borrowers which may at the time of such default be in the hands of such Lender or such assignee or participant to the full extent of its interest in the Obligations.

      19.9 Counterparts. This Agreement may be executed in any number of counterparts, all of which taken together shall constitute one agreement, and either party hereto may execute this Agreement by signing any such counterpart.

      19.10 Jurisdiction. All actions or proceedings with respect to this Agreement and the Notes may be instituted in the courts of the State of New York or the United States District Court for the Southern District of New York. By execution and delivery of this Agreement the Lender and the Borrowers irrevocably and unconditionally submit to the jurisdiction of each such court, and irrevocably and unconditionally waive (i) any objection the Borrowers or the Lender may now or hereafter have to the laying of venue in any of the courts, and (ii) any claims that any action or proceeding brought in any of such courts has been brought in an inconvenient forum. Provided, however, that nothing in this Section
  19.10 shall limit or restrict the right of the Trustee to bring suit against the Borrowers, the Rigs or any earnings or revenues of the Rigs anywhere in the world to enforce the security provided in the Mortgages and the Assignments.

      19.11 CHOICE OF LAW. THIS AGREEMENT AND THE NOTES ISSUED HEREUNDER SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK, EXCEPT THAT WITH RESPECT TO THE PROVISIONS OF THIS AGREEMENT AND THE NOTES WHICH PROVIDE FOR OR RELATE TO THE PAYMENT OF INTEREST, PROVISIONS OF APPLICABLE FEDERAL LAW WHICH PERMIT THE LENDER TO CHARGE THE HIGHER OF THE RATE PERMITTED BY SUCH APPLICABLE LAW OR BY THE LAWS OF THE STATE IN WHICH THE LENDER IS LOCATED SHALL BE DEEMED GOVERNING AND CONTROLLING.

      19.12   Amendment  and  Waiver.   No provision  of  any of  the  Loan
  Documents may be amended, modified, supplemented, changed, waived, discharged or terminated, unless all parties hereto consent in writing.

      19.13  Agent for Borrowers.

          (a) The Borrowers agree that RBC shall be the true and lawful agent and attorney-in-fact of the Borrowers hereunder in connection with all of the rights, powers and duties of the Borrowers hereunder, including, without limitation, the giving or withholding and the receipt of consents and notices.

          (b) The Lender shall be entitled to and agrees to treat any notice given or action taken by RBC, acting as its capacity as agent, as a notice from or an action by the Borrowers.

      19.14 No Oral Agreements. THIS WRITTEN LOAN AGREEMENT REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.

      19.15  Headings,  Etc.  The table  of contents of this Agreement  and the headings of various sections and subsections herein are for convenience of reference only and shall not modify, define, expand or limit any of the terms or provisions hereof. References to sections or subsections without reference to the document in which they are contained are references to this Agreement.

      IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed, as a deed, as of the day and year first above written.

                                READING & BATES CORPORATION

                                By:  ______________________________
                                      Name:  T. W. Nagle
                                      Title: Vice President and
                                              Chief Financial Officer

                                READING & BATES DRILLING CO.

                                By:  ______________________________
                                      Name:  T. W. Nagle
                                      Title: Vice President and Treasurer

                                READING & BATES EXPLORATION CO.

                                By:  ______________________________
                                      Name:  T. W. Nagle
                                      Title: Vice President and Treasurer

                                READING AND BATES, INC.

                                By:  ______________________________
                                      Name:  T. W. Nagle
                                      Title: Vice President and Treasurer

                                READING AND BATES BORNEO DRILLING CO. LTD.

                                By:  _______________________________
                                      Name:  T. W. Nagle
                                      Title: Vice President and Treasurer


  THE COMMON SEAL OF            READING & BATES (A) PTY. LTD.
  READING & BATES (A)
  PTY. LTD. was hereunto        By:  _______________________________
  affixed by authority of             Name:  T. W. Nagle
  the Board of Directors              Title: Director
  in the presence of:

  __________________________
  T. W. Nagle, Director

  __________________________
  W. K. Hillin, Secretary

                                INTERNATIONALE NEDERLANDEN BANK N.V.

                                By:  ______________________________
                                      Name:  David Jungman
                                      Title: Attorney-in-Fact

                                  Schedule 1

                                 List of Rigs

       Name               Official No.        Flag         Owner
    RON TAPPMEYER         ______              Australian   Reading  &  Bates
                                                           (A) Pty. Ltd.

    D.R. STEWART          626904               U.S.       Reading & Bates
                                                          Exploration Co.

    D.K. McINTOSH         591662               U.S.       Reading & Bates
                                                          Exploration Co.

    W.D. KENT             583169               U.S.       Reading & Bates
                                                          Exploration Co.

    CHARLEY GRAVES        6618-76-B         Panamanian    Reading and Bates
                                                          Borneo Drilling Co.,
                                                          Ltd.

    M.G. HULME JR.        651644               U.S.       Reading and Bates,
                                                          Inc.

    RANDOLPH YOST         601699               U.S.       Reading & Bates
                                                          Drilling Co.

    ROGER W. MOWELL       645360               U.S.       Reading & Bates
                                                          Drilling Co.

    J.T. ANGEL            651645               U.S.       Reading & Bates
                                                          Drilling Co.

    JIM CUNNINGHAM        651643               U.S.       Reading & Bates
                                                          Drilling Co.

    JACK BATES            906283               U.S.       Reading & Bates
                                                          Drilling Co.

                                                                 EXHIBIT A-1
                                                     TO AMENDED AND RESTATED
                                                   CREDIT FACILITY AGREEMENT


                          READING & BATES CORPORATION
                         READING & BATES DRILLING CO.
                        READING & BATES EXPLORATION CO.
                            READING AND BATES, INC.
                  READING AND BATES BORNEO DRILLING CO., LTD.
                         READING & BATES (A) PTY. LTD.


                AMENDED AND RESTATED FACILITY A PROMISSORY NOTE


  USD 15,000,000                                             April 27, 1995

  FOR VALUE RECEIVED, READING & BATES CORPORATION, READING & BATES DRILLING CO., READING & BATES EXPLORATION CO., READING AND BATES, INC., READING AND BATES BORNEO DRILLING CO., LTD. and READING & BATES (A) PTY. LTD. (the "Facility A Borrowers") hereby jointly and severally promise to pay to INTERNATIONALE NEDERLANDEN BANK, N.V. (the "Payee"), or order, on or before December 31, 1996 in installments, or otherwise, as hereinafter provided, FIFTEEN MILLION DOLLARS OF THE UNITED STATES OF AMERICA (USD 15,000,000 and to pay interest on the unpaid portion of said principal sum outstanding from time to time, as hereinafter provided.

                            PRINCIPAL AND INTEREST

  1.1 (a) Interest on this Note shall be payable at the times and the rates as provided in Section 9 of the Amended and Restated Credit Facility Agreement (the "Credit Agreement") dated as of April 27, 1995, among the Facility A Borrowers and the Payee.

        (b) In case any payment of principal or interest is not paid when due, additional interest at the rate determined as provided in Section
  9.3 of the Credit Agreement shall be payable on all overdue principal and, to the extent that the same may be lawful, on all overdue interest.

  1.2 Interest shall be calculated as provided in Section 9.1 of the Credit Agreement.

  1.3 The principal of this Note shall be payable in installments as provided in Section 10.2(a) of the Credit Agreement. All principal payments shall be made to the Lender at its Amsterdam Branch Office in Amsterdam South East, The Netherlands as provided in Section 10.5 of the Credit Agreement.

  1.4 Notwithstanding any provision of this Note to the contrary it is the intent of the Facility A Borrowers and the Payee that, in no event shall the aggregate amount of consideration which constitutes interest under any applicable law which is contracted for, charged or received hereunder or under this Note ("Interest") exceed the maximum amount of nonusurious interest allowed by law, and any excess shall be credited on this Note (or if all obligations under this Note shall have been paid in full, refunded to the Facility A Borrowers). For purposes of the foregoing, the maximum amount of interest allowed by law shall be calculated by determining the amount of interest that could be contracted for, charged or received during the term hereof at the maximum rate of nonusurious interest allowed from time to time by applicable law as is now or, to the extent allowed by law, as may hereafter be in effect (the "maximum nonusurious interest rate") and, if at any time the rate of Interest to accrue would exceed the maximum nonusurious interest rate, the rate of Interest to accrue under this Note shall be limited to the maximum nonusurious interest rate, but any subsequent reductions in LIBOR shall not reduce the rate of Interest to accrue on this Note below the maximum nonusurious interest rate until the total amount of Interest accrued and paid on this Note equals the amount of Interest which would have accrued if a rate per annum equal to LIBOR plus 1-1/2% or the interest rate charged pursuant to Section 9.3 of the Credit Agreement, whichever is applicable, had at all times been in effect. It is further agreed that, without limitation of the foregoing, all calculations of the rate of Interest that are made for the purpose of determining whether such rate exceeds the maximum nonusurious interest rate applicable to the Payee, shall be made to the extent possible permitted by usury laws applicable to the Payee (now or hereafter enacted) by amortizing, prorating and spreading all Interest in equal parts during the period of the full stated term of the obligations evidenced by this Note.

                                   SECURITY

  2.1 This Note is one of the promissory notes issued under and pursuant to the Credit Agreement and is secured by, among other things, U.S. Preferred Mortgages dated March 29, 1991, as amended, on nine U.S. flag drilling rigs, a Panamanian First Naval Mortgage dated April 27, 1995, on one Panamanian flag drilling rig and one Australian First Registered Ship Mortgage dated April 27, 1995 on one Australian flag drilling rig, all in favor of Bank One, Texas, N.A., as Trustee for the Payee (the "Mortgages"). Reference is hereby made to the Mortgages for a description of the property thereby mortgaged, the nature and extent of the security afforded thereby and the rights of the Facility A Borrowers and the Payee with respect to such security as provided in the Mortgages. Payment of this Note may be demanded by the holder hereof prior to the maturity of this Note under certain circumstances and conditions, in the manner, and with the effect, provided in the Mortgages or the Credit Agreement. A true and complete copy of the form of the Credit Agreement is attached to the Mortgages and made a part thereof.

  2.2 This Note evidences the Advance made by the Payee under Facility A of the Credit Agreement.

                                 MISCELLANEOUS

  3.1 All parties hereto, including endorsers hereof, hereby waive presentment for payment, demand, protest and notice of protest and non-payment hereof and hereby consent that any and all securities or other property, if any, held by or for the holders hereof at any time as security for this Note may be exchanged, released or surrendered and that the time of payment of this Note may be extended, all in the sole discretion of the holders hereof and without notice and without affecting in any manner the liability of the parties hereto.

  3.2 No course of dealing between the Facility A Borrowers and the Payee in exercising any rights hereunder shall operate as a waiver of any right of any holders except to the extent expressly waived in writing by such holder.

  3.3 Whenever any payment to be made hereunder shall be due on a day which is not a Business Day, such payments shall be made on the next Business Day; provided, however, that if such next succeeding Business Day is in a new month, then the payment required under the Credit Agreement or this Note shall be made on the first Business Day preceding the original date on which payment was due.

  3.4 Any notice to be given pursuant to this Note shall be given in accordance with Section 19.4 of the Credit Agreement.

  3.5 This Note shall be governed by and construed in accordance with the internal laws of the State of New York except that with respect to the provisions of this Note which provide for or relate to the payment of interest, any provisions of applicable federal law which permit the Payee to charge the higher of the rate permitted by such applicable law or by the laws of the state in which the Payee is located shall be deemed governing and controlling.

  3.6 Capitalized terms used in this Note but not defined herein shall have the meanings given to them in the Credit Agreement.

              IN WITNESS WHEREOF, the Facility A Borrowers have caused this Amended and Restated Facility A Promissory Note to be duly executed the day and year first above written.

                                READING & BATES CORPORATION


                                By:  ___________________________
                                      Name:   T. W. Nagle
                                      Title:  Vice President and
                                               Chief Financial Officer


                                READING & BATES DRILLING CO.


                                By:  ___________________________
                                      Name:  T. W. Nagle
                                      Title: Vice President and
                                              Treasurer

                                READING & BATES EXPLORATION CO.


                                By:   ______________________________
                                      Name:  T. W. Nagle
                                      Title: Vice President and
                                              Treasurer

                                READING AND BATES, INC.


                                By:   ______________________________
                                      Name:  T. W. Nagle
                                      Title: Vice President and
                                              Treasurer

                                READING AND BATES BORNEO
                                  DRILLING CO., LTD.


                                By:   ______________________________
                                      Name:  T. W. Nagle
                                      Title: Vice President and
                                              Treasurer

  THE COMMON SEAL OF            READING AND BATES (A) PTY. LTD.
  READING & BATES (A)
  PTY. LTD. was hereunto        By:   ______________________________
  affixed by authority of             Name:  T. W. Nagle
  the Board of Directors              Title: Director
  in the presence of:

  _________________________
  T. W. Nagle, Director

  ________________________
  W. K. Hillin, Secretary

                                                                EXHIBIT A-2
                                                    TO AMENDED AND RESTATED
                                                  CREDIT FACILITY AGREEMENT

                          READING & BATES CORPORATION
                         READING & BATES DRILLING CO.
                        READING & BATES EXPLORATION CO.
                            READING AND BATES, INC.
                  READING AND BATES BORNEO DRILLING CO., LTD.
                         READING & BATES (A) PTY. LTD.


                AMENDED AND RESTATED FACILITY C PROMISSORY NOTE


  USD 15,000,000.00                                           April 27, 1995

  FOR VALUE RECEIVED, READING & BATES CORPORATION, READING & BATES DRILLING CO., READING & BATES EXPLORATION CO., READING AND BATES, INC., READING AND BATES BORNEO DRILLING CO., LTD. and READING & BATES (A) PTY. LTD. (the "Facility C Borrowers") hereby jointly and severally promise to pay to INTERNATIONALE NEDERLANDEN BANK, N.V. (the "Payee"), or order, on or before August 1, 1995 as hereinafter provided, FIFTEEN MILLION DOLLARS OF THE UNITED STATES OF AMERICA (USD 15,000,000.00) and to pay interest on the unpaid portion of said principal sum outstanding from time to time, as hereinafter provided.

                            PRINCIPAL AND INTEREST

  1.1 (a) Interest on this Note shall be payable at the times and the rates as provided in Section 9 of the Amended and Restated Credit Facility Agreement (the "Credit Agreement") dated as of April 27, 1995, among the Facility C Borrowers and the Payee.

        (b) In case any payment of principal or interest is not paid when due, additional interest at the rate determined as provided in Section
  9.3 of the Credit Agreement shall be payable on all overdue principal and, to the extent that the same may be lawful, on all overdue interest.

  1.2 Interest shall be calculated as provided in Section 9.1 of the Credit Agreement.

  1.3 The principal of this Note shall be payable in one installment on the Facility C Maturity Date. All principal payments shall be made to the Lender at its Amsterdam Branch Office in Amsterdam South East, The Netherlands as provided in Section 10.5 of the Credit Agreement.

  1.4   The final maturity  date of this Note  may be extended  pursuant to
  Section 4.2 of the Credit Agreement.

  1.5 Notwithstanding any provision of this Note to the contrary it is the intent of the Facility C Borrowers and the Payee that, in no event shall the aggregate amount of consideration which constitutes interest under any applicable law which is contracted for, charged or received hereunder or under this Note ("Interest") exceed the maximum amount of nonusurious interest allowed by law, and any excess shall be credited on this Note (or if all obligations under this Note shall have been paid in full, refunded to the Facility C Borrowers). For purposes of the foregoing, the maximum amount of interest allowed by law shall be calculated by determining the amount of interest that could be contracted for, charged or received during the term hereof at the maximum rate of nonusurious interest allowed from time to time by applicable law as is now or, to the extent allowed by law, as may hereafter be in effect (the "maximum nonusurious interest rate") and, if at any time the rate of Interest to accrue would exceed the maximum nonusurious interest rate, the rate of Interest to accrue under this Note shall be limited to the maximum nonusurious interest rate, but any subsequent reductions in the Prime Rate shall not reduce the rate of Interest to accrue on this Note below the maximum nonusurious interest rate until the total amount of Interest accrued and paid on this Note equals the amount of Interest which would have accrued if a rate per annum equal to the Prime Rate plus 1-1/4% or the interest rate charged pursuant to Section 9.3 of the Credit Agreement, whichever is applicable, had at all times been in effect. It is further agreed that, without limitation of the foregoing, all calculations of the rate of Interest that are made for the purpose of determining whether such rate exceeds the maximum nonusurious interest rate applicable to the Payee, shall be made to the extent possible permitted by usury laws applicable to the Payee (now or hereafter enacted) by amortizing, prorating and spreading all Interest in equal parts during the period of the full stated term of the obligations evidenced by this Note.

                                   SECURITY

  2.1 This Note is one of the promissory notes issued under and pursuant to the Credit Agreement and is secured by, among other things, U.S. Preferred Mortgages dated March 29, 1991, as amended, on nine U.S. flag drilling rigs, a Panamanian First Naval Mortgage dated April , 1995, on one Panamanian flag drilling rig and one Australian First Registered Ship Mortgage dated April 27, 1995 on one Australian flag drilling rig, all in favor of Bank One, Texas, N.A., as Trustee for the Payee (the "Mortgages"). Reference is hereby made to the Mortgages for a description of the property thereby mortgaged, the nature and extent of the security afforded thereby and the rights of the Facility C Borrowers and the Payee with respect to such security as provided in the Mortgages. Payment of this Note may be demanded by the holder hereof prior to the maturity of this Note under certain circumstances and conditions, in the manner, and with the effect, provided in the Mortgages or the Credit Agreement. A true and complete copy of the form of the Credit Agreement is attached to the Mortgages and made a part thereof.

  2.2 This Note evidences the Advances made or to be made by the Payee under Facility C of the Credit Agreement.

                                 MISCELLANEOUS

  3.1 All parties hereto, including endorsers hereof, hereby waive presentment for payment, demand, protest and notice of protest and non-payment hereof and hereby consent that any and all securities or other property, if any, held by or for the holders hereof at any time as security for this Note may be exchanged, released or surrendered and that the time of payment of this Note may be extended, all in the sole discretion of the holders hereof and without notice and without affecting in any manner the liability of the parties hereto.

  3.2 No course of dealing between the Facility C Borrowers and the Payee in exercising any rights hereunder shall operate as a waiver of any right of any holders except to the extent expressly waived in writing by such holder.

  3.3 Whenever any payment to be made hereunder shall be due on a day which is not a Business Day, such payments shall be made on the next Business Day; provided, however, that if such next succeeding Business Day is in a new month, then the payment required under the Credit Agreement or this Note shall be made on the first Business Day preceding the original date on which payment was due.

  3.4 Any notice to be given pursuant to this Note shall be given in accordance with Section 19.4 of the Credit Agreement.

  3.5 This Note shall be governed by and construed in accordance with the internal laws of the State of New York except that with respect to the provisions of this Note which provide for or relate to the payment of interest, any provisions of applicable federal law which permit the Payee to charge the higher of the rate permitted by such applicable law or by the laws of the state in which the Payee is located shall be deemed governing and controlling.

  3.6 Capitalized terms used in this Note but not defined herein shall have the meanings given to them in the Credit Agreement.

              IN WITNESS WHEREOF, the Facility C Borrowers have caused this Amended and Restated Facility C Promissory Note to be duly executed the day and year first above written.

                                READING & BATES CORPORATION

                                By:  ___________________________
                                      Name:  T. W. Nagle
                                      Title: Vice President and
                                              Chief Financial Officer

                                READING & BATES DRILLING CO.

                                By:  ___________________________
                                      Name:  T. W. Nagle
                                      Title: Vice President and
                                              Treasurer

                                READING & BATES EXPLORATION CO.

                                By:   ______________________________
                                       Name:  T. W. Nagle
                                       Title: Vice President and
                                              Treasurer
                                READING AND BATES, INC.

                                By:   ______________________________
                                       Name:  T. W. Nagle
                                       Title: Vice President and
                                              Treasurer
                                READING AND BATES BORNEO
                                  DRILLING CO., LTD.

                                By:   ______________________________
                                       Name:  T. W. Nagle
                                       Title: Vice President and
                                              Treasurer

  THE COMMON SEAL OF            READING & BATES (A) PTY. LTD.
  READING & BATES (A)
  PTY. LTD. was hereunto        By:   ______________________________
  affixed by authority of              Name:   T. W. Nagle
  the Board of Directors               Title:  Director
  in the presence of:

  __________________________
  T. W. Nagle, Director

  __________________________
  W. K. Hillin, Secretary

                                                                  EXHIBIT A-3
                                                      TO AMENDED AND RESTATED
                                                    CREDIT FACILITY AGREEMENT

                        READING & BATES CORPORATION
                        READING & BATES DRILLING CO.
                      READING & BATES EXPLORATION CO.
                          READING AND BATES, INC.
                READING AND BATES BORNEO DRILLING CO., LTD.
                       READING & BATES (A) PTY. LTD.

               AMENDED AND RESTATED FACILITY D PROMISSORY NOTE

USD 5,000,000.00                                               April 27, 1995

FOR VALUE RECEIVED, READING & BATES CORPORATION, READING & BATES DRILLING CO., READING & BATES EXPLORATION CO., READING AND BATES, INC., READING AND BATES BORNEO DRILLING CO., LTD. and READING & BATES (A) PTY. LTD. (the "Facility D Borrowers") hereby jointly and severally promise to pay to INTERNATIONALE NEDERLANDEN BANK, N.V. (the "Payee"), or order, in the manner provided below, FIVE MILLION DOLLARS OF THE UNITED STATES OF AMERICA (USD 5,000,000.00) and to pay interest on the unpaid portion of said principal sum outstanding from time to time, as hereinafter provided.

                           PRINCIPAL AND INTEREST

1.1 (a) Interest on this Note shall be payable at the times and the rates as provided in Section 9 of the Amended and Restated Credit Facility Agreement (the "Credit Agreement") dated as of April 27, 1995, among the Facility D Borrowers and the Payee.

      (b) In case any payment of principal or interest is not paid when due, additional interest at the rate determined as provided in Section 9.3 of the Credit Agreement shall be payable on all overdue principal and, to the extent that the same may be lawful, on all overdue interest.

1.2 Interest shall be calculated as provided in Section 9.1 of the Credit Agreement.

1.3 The principal of this Note outstanding from time to time shall be payable as provided in Section 5.2 of the Credit Agreement. All principal payments shall be made to the Lender at its Amsterdam Branch Office in Amsterdam South East, The Netherlands as provided in Section 10.5 of the Credit Agreement.

1.4 Notwithstanding any provision of this Note to the contrary it is the intent of the Facility D Borrowers and the Payee that, in no event shall the aggregate amount of consideration which constitutes interest under any applicable law which is contracted for, charged or received hereunder or under this Note ("Interest") exceed the maximum amount of nonusurious interest allowed by law, and any excess shall be credited on this Note (or if all obligations under this Note shall have been paid in full, refunded to the Facility D Borrowers). For purposes of the foregoing, the maximum amount of interest allowed by law shall be calculated by determining the amount of interest that could be contracted for, charged or received during the term hereof at the maximum rate of nonusurious interest allowed from time to time by applicable law as is now or, to the extent allowed by law, as may hereafter be in effect (the "maximum nonusurious interest rate") and, if at any time the rate of Interest to accrue would exceed the maximum nonusurious interest rate, the rate of Interest to accrue under this Note shall be limited to the maximum nonusurious interest rate, but any subsequent reductions in the Prime Rate shall not reduce the rate of Interest to accrue on this Note below the maximum nonusurious interest rate until the total amount of Interest accrued and paid on this Note equals the amount of Interest which would have accrued if a rate per annum equal to the Prime Rate plus 1-1/4% or the interest rate charged pursuant to Section 9.3 of the Credit Agreement, whichever is applicable, had at all times been in effect. It is further agreed that, without limitation of the foregoing, all calculations of the rate of Interest that are made for the purpose of determining whether such rate exceeds the maximum nonusurious interest rate applicable to the Payee, shall be made to the extent possible permitted by usury laws applicable to the Payee (now or hereafter enacted) by amortizing, prorating and spreading all Interest in equal parts during the period of the full stated term of the obligations evidenced by this Note.

                                  SECURITY

2.1 This Note is one of the promissory notes issued under and pursuant to the Credit Agreement and is secured by, among other things, U.S. Preferred Mortgages dated March 29, 1991, as amended, on nine U.S. flag drilling rigs, a Panamanian First Naval Mortgage dated April 27, 1995, on one Panamanian flag drilling rig and one Australian First Registered Ship Mortgage dated April 27, 1995 on one Australian flag drilling rig, all in favor of Bank One, Texas, N.A., as Trustee for the Payee (the "Mortgages"). Reference is hereby made to the Mortgages for a description of the property thereby mortgaged, the nature and extent of the security afforded thereby and the rights of the Facility D Borrowers and the Payee with respect to such security as provided in the Mortgages. Payment of this Note may be demanded by the holder hereof prior to the maturity of this Note under certain circumstances and conditions, in the manner, and with the effect, provided in the Mortgages or the Credit Agreement. A true and complete copy of the form of the Credit Agreement is attached to the Mortgages and made a part thereof.

2.2 This Note evidences the obligation of the Facility D Borrowers to reimburse the Payee for any Facility D Guarantee Payment and to make Security Deposits in connection with Facility D. This Note is payable only if such a Facility D Guarantee Payment is not reimbursed or such a Security Deposit is not made; all as required by the terms of the Credit Agreement.

                                MISCELLANEOUS

3.1 All parties hereto, including endorsers hereof, hereby waive presentment for payment, demand, protest and notice of protest and non-payment hereof and hereby consent that any and all securities or other property, if any, held by or for the holders hereof at any time as security for this Note may be exchanged, released or surrendered and that the time of payment of this Note may be extended, all in the sole discretion of the holders hereof and without notice and without affecting in any manner the liability of the parties hereto.

3.2 No course of dealing between the Facility D Borrowers and the Payee in exercising any rights hereunder shall operate as a waiver of any right of any holders except to the extent expressly waived in writing by such holder.

3.3 Whenever any payment to be made hereunder shall be due on a day which is not a Business Day, such payments shall be made on the next Business Day; provided, however, that if such next succeeding Business Day is in a new month, then the payment required under the Credit Agreement or this Note shall be made on the first Business Day preceding the original date on which payment was due.

3.4 Any notice to be given pursuant to this Note shall be given in accordance with Section 19.4 of the Credit Agreement.

3.5 This Note shall be governed by and construed in accordance with the internal laws of the State of New York except that with respect to the provisions of this Note which provide for or relate to the payment of interest, any provisions of applicable federal law which permit the Payee to charge the higher of the rate permitted by such applicable law or by the laws of the state in which the Payee is located shall be deemed governing and controlling.

3.6 Capitalized terms used in this Note but not defined herein shall have the meanings given to them in the Credit Agreement.

            IN WITNESS WHEREOF, the Facility D Borrowers have caused this Amended and Restated Facility D Promissory Note to be duly executed the day and year first above written.

                              READING & BATES CORPORATION

                              By:  ___________________________
                                    Name:  T. W. Nagle
                                    Title: Vice President and
                                            Chief Financial Officer

                              READING & BATES DRILLING CO.

                              By:  ___________________________
                                    Name:  T. W. Nagle
                                    Title: Vice President and
                                            Treasurer

                              READING & BATES EXPLORATION CO.

                              By:   ______________________________
                                    Name:  T. W. Nagle
                                    Title: Vice President and
                                            Treasurer

                              READING AND BATES, INC.

                              By:   ______________________________
                                    Name:  T. W. Nagle
                                    Title: Vice President and
                                            Treasurer

                              READING AND BATES BORNEO
                                DRILLING CO., LTD.

                              By:   ______________________________
                                    Name:  T. W. Nagle
                                    Title: Vice President and
                                            Treasurer

THE COMMON SEAL OF            READING & BATES (A) PTY. LTD.
READING & BATES (A)
PTY. LTD. was hereunto        By:   ______________________________
affixed by authority of             Name:  T. W. Nagle
the Board of Directors              Title:  Director
in the presence of:

_________________________
T. W. Nagle, Director

_________________________
W. K. Hillin, Secretary

                                                                 EXHIBIT A-4
                                                     TO AMENDED AND RESTATED
                                                   CREDIT FACILITY AGREEMENT

                         READING & BATES CORPORATION
                         READING & BATES DRILLING CO.
                        READING & BATES EXPLORATION CO.
                            READING AND BATES, INC.
                  READING AND BATES BORNEO DRILLING CO., LTD.
                         READING & BATES (A) PTY. LTD.

                AMENDED AND RESTATED FACILITY E PROMISSORY NOTE

  USD 15,000,000.00                                           April 27, 1995

  FOR VALUE RECEIVED, READING & BATES CORPORATION, READING & BATES DRILLING CO., READING & BATES EXPLORATION CO., READING AND BATES, INC., READING AND BATES BORNEO DRILLING CO., LTD. and READING & BATES (A) PTY. LTD. (the "Facility E Borrowers") hereby jointly and severally promise to pay to INTERNATIONALE NEDERLANDEN BANK, N.V. (the "Payee"), or order, in the manner provided below, FIFTEEN MILLION DOLLARS OF THE UNITED STATES OF AMERICA (USD 15,000,000.00) and to pay interest on the unpaid portion of said principal sum outstanding from time to time, as hereinafter provided.

                            PRINCIPAL AND INTEREST

  1.1 (a) Interest on this Note shall be payable at the times and the rates as provided in Section 9 of the Amended and Restated Credit Facility Agreement (the "Credit Agreement") dated as of April 27, 1995, among the Facility E Borrowers and the Payee.

        (b) In case any payment of principal or interest is not paid when due, additional interest at the rate determined as provided in Section
  9.3 of the Credit Agreement shall be payable on all overdue principal and, to the extent that the same may be lawful, on all overdue interest.

  1.2 Interest shall be calculated as provided in Section 9.1 of the Credit Agreement.

  1.3 The principal of this Note outstanding from time to time shall be payable as provided in Section 6.2 of the Credit Agreement. All principal payments shall be made to the Lender at its Amsterdam Branch Office in Amsterdam South East, The Netherlands as provided in Section
  10.5 of the Credit Agreement.

  1.4 Notwithstanding any provision of this Note to the contrary it is the intent of the Facility E Borrowers and the Payee that, in no event shall the aggregate amount of consideration which constitutes interest under any applicable law which is contracted for, charged or received hereunder or under this Note ("Interest") exceed the maximum amount of nonusurious interest allowed by law, and any excess shall be credited on this Note (or if all obligations under this Note shall have been paid in full, refunded to the Facility E Borrowers). For purposes of the foregoing, the maximum amount of interest allowed by law shall be calculated by determining the amount of interest that could be contracted for, charged or received during the term hereof at the maximum rate of nonusurious interest allowed from time to time by applicable law as is now or, to the extent allowed by law, as may hereafter be in effect (the "maximum nonusurious interest rate") and, if at any time the rate of Interest to accrue would exceed the maximum nonusurious interest rate, the rate of Interest to accrue under this Note shall be limited to the maximum nonusurious interest rate, but any subsequent reductions in the Prime Rate shall not reduce the rate of Interest to accrue on this Note below the maximum nonusurious interest rate until the total amount of Interest accrued and paid on this Note equals the amount of Interest which would have accrued if a rate per annum equal to the Prime Rate plus 1-1/4% or the interest rate charged pursuant to Section 9.3 of the Credit Agreement, whichever is applicable, had at all times been in effect. It is further agreed that, without limitation of the foregoing, all calculations of the rate of Interest that are made for the purpose of determining whether such rate exceeds the maximum nonusurious interest rate applicable to the Payee, shall be made to the extent possible permitted by usury laws applicable to the Payee (now or hereafter enacted) by amortizing, prorating and spreading all Interest in equal parts during the period of the full stated term of the obligations evidenced by this Note.

                                   SECURITY
  2.1 This Note is one of the promissory notes issued under and pursuant to the Credit Agreement and is secured by, among other things, U.S. Preferred Mortgages dated March 29, 1991, as amended, on nine U.S. flag drilling rigs, a Panamanian First Naval Mortgage dated April 27, 1995, on one Panamanian flag drilling rig and one Australian First Registered Ship Mortgage dated April 27, 1995 on one Australian flag drilling rig, all in favor of Bank One, Texas, N.A., as Trustee for the Payee (the "Mortgages"). Reference is hereby made to the Mortgages for a description of the property thereby mortgaged, the nature and extent of the security afforded thereby and the rights of the Facility E Borrowers and the Payee with respect to such security as provided in the Mortgages. Payment of this Note may be demanded by the holder hereof prior to the maturity of this Note under certain circumstances and conditions, in the manner, and with the effect, provided in the Mortgages or the Credit Agreement. A true and complete copy of the form of the Credit Agreement is attached to the Mortgages and made a part thereof.

  2.2 This Note evidences the obligation of the Facility E Borrowers to reimburse the Payee for any Facility E Guarantee Payment and to make Security Deposits in connection with Facility E. This Note is payable only if such a Facility E Guarantee Payment is not reimbursed or such a Security Deposit is not made; all as required by the terms of the Credit Agreement.

                                 MISCELLANEOUS

  3.1 All parties hereto, including endorsers hereof, hereby waive presentment for payment, demand, protest and notice of protest and non-payment hereof and hereby consent that any and all securities or other property, if any, held by or for the holders hereof at any time as security for this Note may be exchanged, released or surrendered and that the time of payment of this Note may be extended, all in the sole discretion of the holders hereof and without notice and without affecting in any manner the liability of the parties hereto.

  3.2 No course of dealing between the Facility E Borrowers and the Payee in exercising any rights hereunder shall operate as a waiver of any right of any holders except to the extent expressly waived in writing by such holder.

  3.3 Whenever any payment to be made hereunder shall be due on a day which is not a Business Day, such payments shall be made on the next Business Day; provided, however, that if such next succeeding Business Day is in a new month, then the payment required under the Credit Agreement or this Note shall be made on the first Business Day preceding the original date on which payment was due.

  3.4 Any notice to be given pursuant to this Note shall be given in accordance with Section 19.4 of the Credit Agreement.

  3.5 This Note shall be governed by and construed in accordance with the internal laws of the State of New York except that with respect to the provisions of this Note which provide for or relate to the payment of interest, any provisions of applicable federal law which permit the Payee to charge the higher of the rate permitted by such applicable law or by the laws of the state in which the Payee is located shall be deemed governing and controlling.

  3.6 Capitalized terms used in this Note but not defined herein shall have the meanings given to them in the Credit Agreement.

              IN WITNESS WHEREOF, the Facility E Borrowers have caused this Amended and Restated Facility E Promissory Note to be duly executed the day and year first above written.

                                READING & BATES CORPORATION

                                By:  ___________________________
                                      Name:  T. W. Nagle
                                      Title: Vice President and
                                              Chief Financial Officer

                                READING & BATES DRILLING CO.

                                By:  ___________________________
                                      Name:  T. W. Nagle
                                      Title: Vice President and
                                              Treasurer

                                READING & BATES EXPLORATION CO.

                                By:   ______________________________
                                      Name:  T. W. Nagle
                                      Title: Vice President and
                                              Treasurer

                                READING AND BATES, INC.

                                By:   ______________________________
                                      Name:  T. W. Nagle
                                      Title: Vice President and
                                              Treasurer

                                READING AND BATES BORNEO
                                  DRILLING CO., LTD.

                                By:   ______________________________
                                      Name:  T. W. Nagle
                                      Title: Vice President and
                                              Treasurer

  THE COMMON SEAL OF            READING & BATES (A) PTY. LTD.
  READING & BATES (A)
  PTY. LTD. was hereunto        By:   ______________________________
  affixed by authority of             Name:  T. W. Nagle
  the Board of Directors              Title: Director
  in the presence of

  _________________________
  T. W. Nagle, Director


  _________________________
  W. K. Hillin, Secretary

                                                                EXHIBIT A-5
                                                    TO AMENDED AND RESTATED
                                                  CREDIT FACILITY AGREEMENT

                   READING & BATES CORPORATION
                   READING & BATES DRILLING CO.
                 READING & BATES EXPLORATION CO.
                     READING AND BATES, INC.
           READING AND BATES BORNEO DRILLING CO., LTD.
                  READING & BATES (A) PTY. LTD.

           AMENDED AND RESTATED FACILITY F PROMISSORY NOTE

  USD 15,000,000.00                                          April 27, 1995


  FOR VALUE RECEIVED, READING & BATES CORPORATION, READING & BATES DRILLING CO., READING & BATES EXPLORATION CO., READING AND BATES, INC., READING AND BATES BORNEO DRILLING CO., LTD. and READING & BATES (A) PTY. LTD. (the "Facility F Borrowers") hereby jointly and severally promise to pay to INTERNATIONALE NEDERLANDEN BANK, N.V. (the "Payee"), or order, in the manner provided below, FIFTEEN MILLION DOLLARS OF THE UNITED STATES OF AMERICA (USD 15,000,000.00) and to pay interest on the unpaid portion of said principal sum outstanding from time to time, as hereinafter provided.

                            PRINCIPAL AND INTEREST

  1.1 (a) Interest on this Note shall be payable at the times and the rates as provided in Section 9 of the Amended and Restated Credit Facility Agreement (the "Credit Agreement") dated as of April 27, 1995, among the Facility F Borrowers and the Payee.

        (b) In case any payment of principal or interest is not paid when due, additional interest at the rate determined as provided in Section
  9.3 of the Credit Agreement shall be payable on all overdue principal and, to the extent that the same may be lawful, on all overdue interest.

  1.2 Interest shall be calculated as provided in Section 9.1 of the Credit Agreement.

  1.3 The principal of this Note outstanding from time to time shall be payable as provided in Section 7.2 of the Credit Agreement. All principal payments shall be made to the Lender at its Amsterdam Branch Office in Amsterdam South East, The Netherlands as provided in Section
  10.5 of the Credit Agreement.

  1.4 Notwithstanding any provision of this Note to the contrary it is the intent of the Facility F Borrowers and the Payee that, in no event shall the aggregate amount of consideration which constitutes interest under any applicable law which is contracted for, charged or received hereunder or under this Note ("Interest") exceed the maximum amount of nonusurious interest allowed by law, and any excess shall be credited on this Note (or if all obligations under this Note shall have been paid in full, refunded to the Facility F Borrowers). For purposes of the foregoing, the maximum amount of interest allowed by law shall be calculated by determining the amount of interest that could be contracted for, charged or received during the term hereof at the maximum rate of nonusurious interest allowed from time to time by applicable law as is now or, to the extent allowed by law, as may hereafter be in effect (the "maximum nonusurious interest rate") and, if at any time the rate of Interest to accrue would exceed the maximum nonusurious interest rate, the rate of Interest to accrue under this Note shall be limited to the maximum nonusurious interest rate, but any subsequent reductions in the Prime Rate shall not reduce the rate of Interest to accrue on this Note below the maximum nonusurious interest rate until the total amount of Interest accrued and paid on this Note equals the amount of Interest which would have accrued if a rate per annum equal to the Prime Rate plus 1-1/4% or the interest rate charged pursuant to Section 9.3 of the Credit Agreement, whichever is applicable, had at all times been in effect. It is further agreed that, without limitation of the foregoing, all calculations of the rate of Interest that are made for the purpose of determining whether such rate exceeds the maximum nonusurious interest rate applicable to the Payee, shall be made to the extent possible permitted by usury laws applicable to the Payee (now or hereafter enacted) by amortizing, prorating and spreading all Interest in equal parts during the period of the full stated term of the obligations evidenced by this Note.

                                   SECURITY

  2.1 This Note is one of the promissory notes issued under and pursuant to the Credit Agreement and is secured by, among other things, U.S. Preferred Mortgages dated March 29, 1991, as amended, on nine U.S. flag drilling rigs, a Panamanian First Naval Mortgage dated April 27, 1995, on one Panamanian flag drilling rig and one Australian First Registered Ship Mortgage dated April 27, 1995 on one Australian flag drilling rig, all in favor of Bank One, Texas, N.A., as Trustee for the Payee (the "Mortgages"). Reference is hereby made to the Mortgages for a description of the property thereby mortgaged, the nature and extent of the security afforded thereby and the rights of the Facility F Borrowers and the Payee with respect to such security as provided in the Mortgages. Payment of this Note may be demanded by the holder hereof prior to the maturity of this Note under certain circumstances and conditions, in the manner, and with the effect, provided in the Mortgages or the Credit Agreement. A true and complete copy of the form of the Credit Agreement is attached to the Mortgages and made a part thereof.

  2.2 This Note evidences the obligation of the Facility F Borrowers to reimburse the Payee for any Facility F Guarantee Payment and to make Security Deposits in connection with Facility F. This Note is payable only if such a Facility F Guarantee Payment is not reimbursed or such a Security Deposit is not made; all as required by the terms of the Credit Agreement.

                                 MISCELLANEOUS

  3.1 All parties hereto, including endorsers hereof, hereby waive presentment for payment, demand, protest and notice of protest and non-payment hereof and hereby consent that any and all securities or other property, if any, held by or for the holders hereof at any time as security for this Note may be exchanged, released or surrendered and that the time of payment of this Note may be extended, all in the sole discretion of the holders hereof and without notice and without affecting in any manner the liability of the parties hereto.

  3.2 No course of dealing between the Facility F Borrowers and the Payee in exercising any rights hereunder shall operate as a waiver of any right of any holders except to the extent expressly waived in writing by such holder.

  3.3 Whenever any payment to be made hereunder shall be due on a day which is not a Business Day, such payments shall be made on the next Business Day; provided, however, that if such next succeeding Business Day is in a new month, then the payment required under the Credit Agreement or this Note shall be made on the first Business Day preceding the original date on which payment was due.

  3.4 Any notice to be given pursuant to this Note shall be given in accordance with Section 19.4 of the Credit Agreement.

  3.5 This Note shall be governed by and construed in accordance with the internal laws of the State of New York except that with respect to the provisions of this Note which provide for or relate to the payment of interest, any provisions of applicable federal law which permit the Payee to charge the higher of the rate permitted by such applicable law or by the laws of the state in which the Payee is located shall be deemed governing and controlling.

  3.6 Capitalized terms used in this Note but not defined herein shall have the meanings given to them in the Credit Agreement.

              IN WITNESS WHEREOF, the Facility F Borrowers have caused this Amended and Restated Facility F Promissory Note to be duly executed the day and year first above written.

                                READING & BATES CORPORATION

                                By:  ___________________________
                                      Name:  T. W. Nagle
                                      Title: Vice President and
                                              Chief Financial Officer

                                READING & BATES DRILLING CO.

                                By:  ___________________________
                                      Name:  T. W. Nagle
                                      Title: Vice President and
                                              Treasurer

                                READING & BATES EXPLORATION CO.

                                By:   ______________________________
                                      Name:  T. W. Nagle
                                      Title: Vice President and
                                              Treasurer

                                READING AND BATES, INC.

                                By:   ______________________________
                                      Name:  T. W. Nagle
                                      Title: Vice President and
                                              Treasurer

                                READING AND BATES BORNEO
                                  DRILLING CO., LTD.

                                By:   ______________________________
                                      Name:  T. W. Nagle
                                      Title: Vice President and
                                              Treasurer

  THE COMMON SEAL OF            READING & BATES (A) PTY. LTD.
  READING & BATES (A)
  PTY. LTD. was hereunto        By:   ______________________________
  affixed by authority of             Name:  T. W. Nagle
  the Board of Directors              Title: Director
  in the presence of:

  _________________________
  T. W. Nagle, Director

  _________________________
  W. K. Hillin, Secretary

                                                                  EXHIBIT B
                                                    TO AMENDED AND RESTATED
                                                  CREDIT FACILITY AGREEMENT


                                                  __________________, 1995


  Internationale Nederlanden Bank N.V.
  De Amsterdamse Poort HH 0103
  1102 MG Amsterdam Zuidoost
  The Netherlands

  Attention:  Ms. Annerie Vreugdenhil     Test Key:_______________________

                        NOTICE OF DRAWDOWN

  Dear Ms. Vreugdenhil:

       Pursuant to Section 8.1(c)(ii) of the Amended and Restated Credit Facility Agreement dated as of April , 1995 (the "Credit Agreement") between you as Lender and the Borrowers named therein, we hereby irrevocably request that you pay:

            1.  USD_________________ to ___________________ at its account
                no. ________________ at _____________________.

            2. (Same specification if more than one transfer is to be made).

        All capitalized terms used in this Notice of Drawdown and not defined herein shall have the meanings given to them in the Credit Agreement.

                                Very truly yours,

                                READING & BATES CORPORATION,
                                as Agent for the Borrowers


                                By: __________________________
                                     Name:
                                     Title:


                                                                   EXHIBIT C
                                                     TO AMENDED AND RESTATED
                                                   CREDIT FACILITY AGREEMENT


                                                                    , 1995


  Internationale Nederlanden Bank N.V.
  De Amsterdamse Poort HH 0103
  1102 MG Amsterdam Zuidoost
  The Netherlands

  Attention:  Ms. Annerie Vreugdenhil
                Test Key:  ____________

                         Request for Letter of Credit

  Dear Ms. Vreugdenhil:

        Pursuant to Section 8.1(c)(i) of the Amended and Restated Credit Facility Agreement dated as of ________ __, 1995 (the "Credit Agreement") between you as Lender and the Borrowers named therein, we hereby irrevocably request that a Standby Letter of Credit in the amount of USD ____________ be issued in favor of _______________________ for the account of ___________________________ to secure the obligations of ____________________ under ______________________ with such letter of credit having an expiration date of _________ and with the following special provisions: _____________________ in accordance with the terms of the Credit Agreement.

        If the issuance of the above mentioned Letter of Credit fails to take place or is delayed because any of the conditions precedent specified in Section 12 of the Credit Agreement have not been satisfied, the Borrowers hereby jointly and severally agree to indemnify the Lender against any loss incurred as a result of the giving of this Request for Letter of Credit including without limitation, any loss resulting from actions taken by the Lender to fund the requested Letter of Credit. We further agree that a certificate from you as the Lender stating in reasonable detail the amount of, and basis for, as to the amount of any such loss incurred by you shall be conclusive as to such loss, absent manifest error.

        All capitalized terms used in this Request for Letter of Credit and not defined herein shall have the meanings given to them in the Credit Agreement.

                                      Very truly yours,

                                      READING & BATES CORPORATION,
                                      as Agent for the Borrowers


                                      By:
                                            Name:
                                            Title:

                                                                 EXHIBIT D-1
                                                     TO AMENDED AND RESTATED
                                                   CREDIT FACILITY AGREEMENT


                               PLEDGE AGREEMENT

                                      AND

                               IRREVOCABLE PROXY


        PLEDGE AGREEMENT AND IRREVOCABLE PROXY, dated April __, 1995, between READING & BATES CORPORATION, a corporation organized and existing under the laws of the State of Oklahoma (the "Pledgor"), and BANK ONE, TEXAS, N.A., as Trustee, its successors and assigns, (the "Pledgee").

                             W I T N E S S E T H:

        WHEREAS, the Pledgor owns of record and beneficially all of the issued and outstanding shares of Reading & Bates Drilling Co. (the "Company") (the Company and the Pledgor are hereinafter collectively referred to as the "Obligors").

        WHEREAS, the Obligors have entered into an Amended and Restated Credit Facility Agreement dated as of April __, 1995 (the "Credit Agreement") with INTERNATIONALE NEDERLANDEN BANK N.V. (the "Bank"), which Credit Agreement provides for advances and the issuance of letters of credit by the Bank to or for the account of the Obligors of up to USD 65,000,000 (the "Commitment") to be used for the purposes of refinancing certain indebtedness of the Obligors and providing working capital and credit for operations; and

        WHEREAS, pursuant to the Trust Indenture dated March 29, 1991 between the Trustee and the Obligors as amended by Amendment No. 1 to the Trust Indenture dated as of February 25, 1993 and as further amended by Assignment, Assumption and Amendment No. 2 to Trust Indenture dated the date hereof, the Pledgee has agreed to act as trustee for the Bank in connection with the security provided by the Obligors for the advances made and letters of credit issued pursuant to the Credit Agreement; and

        WHEREAS, it is a condition to the Bank entering into the Credit Agreement and making the Commitment that the Pledgor pledge to the Pledgee all of the issued and outstanding shares of the Company.

        NOW, THEREFORE, in order to induce the Bank to enter into the Credit Agreement and make the Commitment and in consideration of the premises and other good and valuable consideration the receipt and sufficiency of which is hereby acknowledged, the parties hereby agree as follows:

        1. Pledge of Securities. The Pledgor has delivered to the Pledgee in trust, subject to the terms and conditions of the Trust Indenture, certificates representing all of the issued and outstanding shares of the Company as described in Schedule 1 (the "Pledged Securities") with duly endorsed blank stock powers attached. The Pledgor does hereby pledge, mortgage, assign, transfer, deposit, set over, grant a security interest in, and confirm the Pledged Securities unto the Pledgee, its successors and assigns, in trust, for the Pledgee's and for its successors' and assigns' own proper use and benefit as security for the obligations referred to in Section 2 hereof. If the Pledgor acquires any additional shares of any class or any other securities convertible into such shares of the Company by purchase, stock dividend, distribution of capital or otherwise, the Pledgor shall forthwith pledge such shares or other securities to the Pledgee under this Pledge Agreement, and any such additional shares or securities shall be included in the term "Pledged Securities". Without the Pledgee's prior written consent, the Pledgor will not sell, assign, transfer or otherwise dispose of, grant any option with respect to, or pledge, mortgage or otherwise encumber any of the Pledged Securities or any interest therein.

        2. Obligations Secured. This Pledge Agreement is made and delivered as security for the obligation of the Obligors to pay any and all amounts due to the Bank under the Credit Agreement and any instrument, agreement or document referred to therein (the "Obligations"). The Pledgor expressly consents and agrees that the Pledgee shall have a security interest in the Pledged Securities and proceeds as security for the Obligations.

        3.    Representations, Warranties and Covenants of the Pledgor.

              (a) The Pledgor represents and warrants that the Pledged Securities constitute all of the issued and outstanding shares of the Company, are owned beneficially and of record by the Pledgor and such shares are duly authorized and issued, fully paid and nonassessable. The Pledgor represents and warrants that it owns of record and beneficially the Pledged Securities free and clear of all liens, charges and encumbrances. The Pledgor covenants that it will warrant and defend title to the Pledged Securities and the lien conveyed to the Pledgee by this Pledge Agreement against all claims of all persons and will maintain and preserve such lien.

              (b) The Pledgor further represents and warrants that (i) this Pledge Agreement constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms, subject to laws affecting creditors' rights generally and applicable equitable principles, and (ii) upon delivery of the Pledged Securities to the Pledgee, the Pledgee will have a perfected security interest in and pledge of the Pledged Securities having first priority.

        4.    Irrevocable Proxy.

              (a) The Pledgor agrees to execute an irrevocable proxy in the form attached as Exhibit A hereto. This proxy shall be valid so long as any portion of the Obligations are due and payable.

              (b) The Pledgee hereby agrees that until an Event of Default (as defined in Section 7 hereof) shall have occurred and be continuing, the Pledgee shall not exercise its proxy and the Pledgor shall be entitled to

                    (i)   vote any and all of the Pledged Securities;

                    (ii) give consents, waivers and ratifications in respect thereof, provided, however, that no vote shall be cast or consent, waiver or ratification given or taken, which would be inconsistent with any of the provisions of the Credit Agreement or any agreement referred to therein; and

                    (iii)   receive  all  dividends  paid  on  the  Pledged
                    Securities.

              (c) All such rights of the Pledgor to vote and to give consent, waivers and ratifications shall cease automatically in case an Event of Default shall occur and be continuing.

        5.    Remedies.

              (a) So long as an Event of Default shall have occurred and be continuing the Pledgee may:

                    (i) transfer into its name or into the name of its nominee any or all of the Pledged Securities;

                    (ii) receive and retain all cash dividends paid in respect of the Pledged Securities;

                    (iii) vote any and all of the Pledged Securities and give all consents, waivers and ratifications in respect thereof; and

                    (iv) otherwise act with respect to the Pledged Securities as though it were the outright owner. In this connection, the Pledgor hereby irrevocably constitutes and appoints the Pledgee its proxy and attorney-in-fact, with full power of substitution, to accomplish any and all acts necessary to permit the Pledgee to transfer the Pledged Securities, receive and retain dividends, vote the Pledged Securities and give all consents and to act as the outright owner of the Pledged Securities.

              (b) So long as an Event of Default shall have occurred and be continuing, the Pledgee may sell, assign and deliver the whole or, from time to time, any part of the Pledged
              Securities or any interest therein or any part thereof, at any private sale or at public auction, with or without demand, advertisement or notice of the time or place of sale or adjournment or otherwise which may be for cash, on credit or for other property, for immediate or future delivery, and for such price or prices and on such terms as the Pledgee in its sole discretion may determine. The Pledgor hereby assigns any and all right or equity of redemption whether before or after sale hereunder. At any such sale the Pledgee may bid for and purchase for its account the whole of any such right of redemption or the Pledged Securities themselves. The proceeds of any such sale of the Pledged Securities shall be applied by the Pledgee to meet the Pledgor's and the Company's obligations under the Credit Agreement. Any property or money remaining after such application in respect of the Pledged Securities shall be delivered to the Pledgor without any liability on the part of the Pledgee as to any other interest of the Pledgor therein. Neither failure nor delay on the Pledgee's part shall preclude any other or further exercise thereof or the exercise of any right, remedy, power or privilege.

              (c) So long as an Event of Default shall have occurred and be continuing and upon the Pledgee's written demand, the Pledgor

                    (i) will do any and all acts and things which may be necessary or advisable to enable the Pledgee to consummate any proposed sale or other disposition of any of the Pledged Securities pursuant to this Pledge Agreement; and

                    (ii) will pay to the Pledgee all reasonable costs and expenses of enforcing the remedies provided in this
                    Section 5, including reasonable attorneys fees, and will reimburse the Pledgee with interest at the highest interest rate allowed by law if the Pledgee shall incur any costs and expenses in enforcing the remedies provided in this Section 5.

              (d) Notwithstanding anything contained herein to the contrary, the Pledgee will not exercise any remedies hereunder in a manner which would violate any applicable maritime law or regulation of the United States, it being understood and agreed that so long as any Obligor owns a vessel which is documented under the laws of the United States, that the Pledgee will not sell, assign or deliver any part of the Pledged Securities that would represent a controlling interest in that Obligor to any person which is not a citizen of the United States as defined in Section 2 of the Shipping Act, 1916, as amended without any approval required by Section 9(c) of that Act.

        6.    The Pledgor's  Obligations Not Affected.   The obligations of
  the Pledgor under this Pledge Agreement shall remain in full force and effect without regard to, and shall not be impaired or affected by:

              (a) any amendment or modification or addition or supplement to the Credit Agreement or any instrument, agreement or document referred to therein or any assignment of transfer thereof;

              (b) any exercise or non-exercise by the Pledgee of any right, remedy, power or privilege under or in respect of this Pledge Agreement, the Credit Agreement or any instrument, agreement or document referred to herein or therein, or any assignment or transfer of any thereof, or any waiver of any such right, remedy, power or privilege;

              (c) any waiver, consent, extension, indulgence or other action or inaction in respect of this Pledge Agreement, the Credit Agreement or any instrument, agreement or document referred to herein or therein, or any assignment or transfer of any thereof; or

              (d) any bankruptcy, insolvency, reorganization, arrangement, readjustment, composition, liquidation, or the like, of any of the Company, the Pledgor, or any other person, firm or corporation; whether or not the Pledgor shall have notice or knowledge of any of the foregoing.

        7. Event of Default. Event of Default as used herein shall mean the occurrence and continuance of one or both of the following described events:

              (a) An Event of Default shall occur and continue pursuant to Section 17.1 of the Credit Agreement; or

              (b) The Pledgor shall fail to perform or observe any provision of this Pledge Agreement and such failure shall continue for ten (10) Business Days after notice is given by the Pledgee to the Pledgor of such failure.

        8. The Pledgor's Release of the Pledgee. Under no circumstances shall the Pledgee be deemed to assume any responsibility for or obligation or duty with respect to any part or all of the Pledged Securities of any nature or kind or any matter or proceeding arising out of or related thereto, but the same shall be at the Pledgor's sole risk at all times. The Pledgee shall not be required to take any action of any kind to collect, preserve or protect its or the Pledgor's rights in the Pledged Securities, or against other parties thereto. The Pledgor hereby releases the Pledgee from any claims, causes of action and demands at any time arising out of or with respect to this Pledge Agreement, the Obligations, the use of the Pledged Securities or any actions taken or omitted to be taken by the Pledgee with respect thereto, and the Pledgor hereby agrees to hold the Pledgee harmless from and with respect to any and all such claims, causes of action and demands. Nevertheless, the Pledgee agrees to exercise reasonable care in the physical preservation of the Pledged Securities.

        9. Termination. Upon the payment in full to the Bank and the Pledgee of all of the Obligations, this Pledge Agreement shall terminate, and such of the Pledged Securities which have not theretofore been sold together with any dividends previously received which have not been otherwise applied pursuant to the terms of this Pledge Agreement shall be delivered to the Pledgor or as the Pledgor may direct in writing.

        10.   Notices.     All  notices,  requests,   demands,  directions,
  consents or waivers, statements, reports and other communications hereunder shall be made in writing by telex or telefax, confirmed by mail, to the parties at their addresses appearing below:

              The Pledgee -     Bank One, Texas, N.A.,
                                     as Trustee
                                910 Travis, 6th Floor
                                Houston, Texas  77002
                                Telefax No. (713) 751-6806
                                Attention:  Corporate Trust Department

                                with a copy to:

                                Internationale Nederlanden Bank N.V.
                                De Amsterdamse Poort
                                1102 MG Amsterdam Zuidoost
                                The Netherlands
                                Telefax No. 011-31-2-05-67-21-99
                                Attention:  Ms. Annerie Vreugdenhil


              The Pledgor  -    Reading & Bates Corporation
                                901 Threadneedle, Suite 200
                                Houston, Texas  77079
                                Telefax No.  (713) 496-2298
                                Attention:  President

        11. General. This Pledge Agreement shall bind and inure to the benefit of the respective successors and assigns of the parties. This Pledge Agreement and the rights of the parties and of any subsequent holder shall be construed in accordance with and governed by the internal laws of the State of New York, and may not be changed orally, but only by an instrument in writing signed by the person against whom enforcement of such change, modification or discharge is sought.

        12. Severability. If any word, phrase, sentence, paragraph, provision or section of this Pledge Agreement shall be held invalid or unenforceable for any reason by any court of competent jurisdiction, governmental authority, statute, or otherwise, such holding, declaration, pronouncement or rendering shall not adversely affect any other word, phrase, sentence, paragraph, provision or section of this Pledge Agreement, which shall otherwise remain in full force and effect and be enforced in accordance with its terms.

        13. Counterparts. This Pledge Agreement may be executed in any number of counterparts, each of which for all purposes shall be deemed to be an original.

        IN WITNESS WHEREOF, the parties have caused this Pledge Agreement to be executed the day and year first above written.

                                      READING & BATES CORPORATION

                                      By:   ______________________________
                                            Name:  _______________________
                                            Title: _______________________


                                      BANK ONE, TEXAS, N.A.
                                            as Trustee

                                      By:   ______________________________
                                            Name:  _______________________
                                            Title: _______________________



                                  Schedule 1

                          READING & BATES CORPORATION
                               Registered Owner



  Company                  Certificate         Date of           Number of
                           Number              Issue             Shares of
                                                                 Stock

  Reading & Bates Drilling Co.



                                                              EXHIBIT A


                               IRREVOCABLE PROXY

        The undersigned hereby constitutes and appoints Bank One, Texas, N.A., as Trustee (the "Pledgee") its attorney and proxy to appear, vote and otherwise act, all in the name, place and stead of the undersigned in the same way that the undersigned might do and with the same powers, with respect to all of the shares of stock in Reading & Bates Drilling Co. which are owned or hereafter acquired by the undersigned, at any and all meetings, questions and resolutions that may come before such meetings, including, but not limited to, the election of directors, or at any adjournment or adjournments thereof, or to consent on behalf of the undersigned in the absence of a meeting to anything that might have been voted on at such a meeting.

        The power of attorney is coupled with an interest, is given to the Pledgee pursuant to the Pledge Agreement dated April __, 1995, and is irrevocable. It shall continue in effect so long as the Obligations (as defined in the Pledge Agreement) remain unpaid.

        The Pledgee, the attorney and proxy, is hereby given full power of substitution and revocation and may act through such agents, nominees or substitute attorneys as it may from time to time appoint.

        The powers of such attorney and proxy shall include (without limiting their general powers hereunder), the power to receive and waive any notice of any meeting on behalf of the undersigned.

        And the undersigned hereby ratifies and confirms all that the Pledgee as the attorney and proxy or its substitutes duly appointed shall do in the name, place and stead of the undersigned pursuant hereto.


                                      READING & BATES CORPORATION


                                      By:   ______________________________
                                            Name:  _______________________
                                            Title: _______________________

                                                     EXHIBIT D-2
                                         TO AMENDED AND RESTATED
                                       CREDIT FACILITY AGREEMENT


                         PLEDGE AGREEMENT

                               AND

                        IRREVOCABLE PROXY


       PLEDGE AGREEMENT AND IRREVOCABLE PROXY, dated April__, 1995, between READING & BATES DRILLING CO., a corporation organized and existing under the laws of the State of Oklahoma (the "Pledgor"), and Bank One, Texas, N.A., as Trustee, its successors and assigns, (the "Pledgee").

                       W I T N E S S E T H:

       WHEREAS, the Pledgor owns of record and beneficially all of the issued and outstanding shares of Reading and Bates Borneo Drilling Co., Ltd., Reading & Bates Exploration Co. and Reading and Bates, Inc., (collectively, the "Companies") (the Companies, the Pledgor and Reading & Bates Corporation) are hereinafter collectively referred to as the "Obligors").

       WHEREAS, the Obligors have entered into an Amended and Restated Credit Facility Agreement dated as of April __, 1995 (the "Credit Agreement") with INTERNATIONALE NEDERLANDEN BANK N.V. (the "Bank"), which Credit Agreement provides for advances and the issuance of letters of credit by the Bank to or for the account of the Obligors of up to USD 65,000,000 (the "Commitment") to be used for the purposes of refinancing certain of the indebtedness of the Obligors and providing working capital and credit for operations; and

       WHEREAS, pursuant to the Trust Indenture dated March 29, 1991 between the Trustee and the Obligors, as amended by Amendment No. 1 to Trust Indenture dated as of February 25, 1993 and as further amended by Assignment, Assumption and Amendment No. 2 to Trust Indenture dated the date hereof, the Pledgee has agreed to act as trustee for the Bank in connection with the security provided by the Obligors for the advances made and letters of credit issued pursuant to the Credit Agreement; and

       WHEREAS, it is a condition to the Bank entering into the Credit Agreement and making the Commitment that the Pledgor pledge to the Pledgee all of the issued and outstanding shares of the Companies.

       NOW, THEREFORE, in order to induce the Bank to enter into the Credit Agreement and make the Commitment and in consideration of the premises and other good and valuable consideration the receipt and sufficiency of which is hereby acknowledged, the parties hereby agree as follows:

       1. Pledge of Securities. The Pledgor has delivered to the Pledgee in trust, subject to the terms and conditions of the Trust Indenture, certificates representing all of the issued and outstanding shares of the Companies as described in Schedule 1 (the "Pledged Securities") with duly endorsed blank stock powers attached. The Pledgor does hereby pledge, mortgage, assign, transfer, deposit, set over, grant a security interest in, and confirm the Pledged Securities unto the Pledgee, its successors and assigns, in trust, for the Pledgee's and for its successors' and assigns' own proper use and benefit as security for the obligations referred to in
  Section 2 hereof. If the Pledgor acquires any additional shares of any class or any other securities convertible into such shares of the Companies by purchase, stock dividend, distribution of capital or otherwise, the Pledgor shall forthwith pledge such shares or other securities to the Pledgee under this Pledge Agreement, and any such additional shares or securities shall be included in the term "Pledged Securities". Without the Pledgee's prior written consent, the Pledgor will not sell, assign, transfer or otherwise dispose of, grant any option with respect to, or pledge, mortgage or otherwise encumber any of the Pledged Securities or any interest therein.

       2. Obligations Secured. This Pledge Agreement is made and delivered as security for the obligation of the Obligors to pay any and all amounts due to the Bank under the Credit Agreement and any instrument, agreement or document referred to therein (the "Obligations"). The Pledgor expressly consents and agrees that the Pledgee shall have a security interest in the Pledged Securities and proceeds as security for the Obligations.

       3.   Representations,  Warranties  and Covenants  of the
  Pledgor.

            (a) The Pledgor represents and warrants that the Pledged Securities constitute all of the issued and outstanding shares of the Companies, are owned beneficially and of record by the Pledgor and such shares are duly authorized and issued, fully paid and nonassessable. The Pledgor represents and warrants that it owns of record and beneficially the Pledged Securities free and clear of all liens, charges and encumbrances. The Pledgor covenants that it will warrant and defend title to the Pledged Securities and the lien conveyed to the Pledgee by this Pledge Agreement against all claims of all persons and will maintain and preserve such lien.

            (b) The Pledgor further represents and warrants that (i) this Pledge Agreement constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms, subject to laws affecting creditors' rights generally and applicable equitable principles, and (ii) upon delivery of the Pledged Securities to the Pledgee, the Pledgee will have a perfected security interest in and pledge of the Pledged Securities having first priority.

       4.   Irrevocable Proxy.

            (a) The Pledgor agrees to execute an irrevocable proxy in the form attached as Exhibit A hereto.
            This proxy shall be valid so long as any portion of the Obligations are due and payable.

            (b) The Pledgee hereby agrees that until an Event of Default (as defined in Section 7 hereof) shall have occurred and be continuing, the Pledgee shall not exercise its proxy and the Pledgor shall be entitled to

                 (i)  vote   any   and  all   of   the  Pledged
                 Securities;

                 (ii) give consents, waivers and ratifications in respect thereof, provided, however, that no vote shall be cast or consent, waiver or ratification given or taken, which would be inconsistent with any of the provisions of the Credit Agreement or any agreement referred to therein; and

                 (iii)  receive  all  dividends  paid   on  the
                 Pledged Securities.

            (c) All such rights of the Pledgor to vote and to give consent, waivers and ratifications shall cease automatically in case an Event of Default shall occur and be continuing.

       5.   Remedies.

            (a) So long as an Event of Default shall have occurred and be continuing the Pledgee may:

                 (i) transfer into its name or into the name of its nominee any or all of the Pledged
                 Securities;

                 (ii) receive and retain all cash dividends paid in respect of the Pledged Securities;


                 (iii)  vote   any  and  all   of  the  Pledged
                 Securities and give all consents, waivers and ratifications in respect thereof; and

                 (iv) otherwise act with respect to the Pledged Securities as though it were the outright owner. In this connection, the Pledgor hereby irrevocably constitutes and appoints the Pledgee its proxy and attorney-in-fact, with full power of substitution, to accomplish any and all acts necessary to permit the Pledgee to transfer the Pledged Securities, receive and retain dividends, vote the Pledged Securities and give all consents and to act as the outright owner of the Pledged Securities.

            (b) So long as an Event of Default shall have occurred and be continuing, the Pledgee may sell, assign and deliver the whole or, from time to time, any part of the Pledged Securities or any interest therein or any part thereof, at any private sale or at public auction, with or without demand, advertisement or notice of the time or place of sale or adjournment or otherwise which may be for cash, on credit or for other property, for immediate or future delivery, and for such price or prices and on such terms as the Pledgee in its sole discretion may determine. The Pledgor hereby assigns any and all right or equity of redemption whether before or after sale hereunder. At any such sale the Pledgee may bid for and purchase for its account the whole of any such right of redemption or the Pledged Securities themselves. The proceeds of any such sale of the Pledged Securities shall be applied by the Pledgee to meet the Pledgor's and the Companies' obligations under the Credit Agreement. Any property or money remaining after such application in respect of the Pledged Securities shall be delivered to the Pledgor without any liability on the part of the Pledgee as to any other interest of the Pledgor therein. Neither failure nor delay on the Pledgee's part shall preclude any other or further exercise thereof or the exercise of any right, remedy, power or privilege.

            (c) So long as an Event of Default shall have occurred and be continuing and upon the Pledgee's written demand, the Pledgor

                 (i) will do any and all acts and things which may be necessary or advisable to enable the Pledgee to consummate any proposed sale or other disposition of any of the Pledged Securitiespursuant tothis PledgeAgreement; and

                 (ii) will pay to the Pledgee all reasonable costs and expenses of enforcing the remedies provided in this Section 5, including reasonable attorneys fees, and will reimburse the Pledgee with interest at the highest interest rate allowed by law if the Pledgee shall incur any costs and expenses in enforcing the remedies provided in this
                 Section 5.

            (d) Notwithstanding anything contained herein to the contrary, the Pledgee will not exercise any remedies hereunder in a manner which would violate any applicable maritime law or regulation of the United States, it being understood and agreed that so long as any Obligor owns a vessel which is documented under the laws of the United States, that the Pledgee will not sell, assign or deliver any part of the Pledged Securities that would represent a controlling interest in that Obligor to any person which is not a citizen of the United States as defined in Section 2 of the Shipping Act, 1916, as amended without any approval required by
            Section 9(c) of that Act.

       6.   The  Pledgor's  Obligations  Not  Affected.     The
  obligations of the Pledgor  under this Pledge Agreement shall remain  in full force and effect without regard to, and shall not be impaired or affected by:

            (a) any amendment or modification or addition or supplement to the Credit Agreement or any instrument, agreement or document referred to therein or any assignment of transfer thereof;

            (b) any exercise or non-exercise by the Pledgee of any right, remedy, power or privilege under or in respect of this Pledge Agreement, the Credit Agreement or any instrument, agreement or document referred to herein or therein, or any assignment or transfer of any thereof, or any waiver of any such right, remedy, power or privilege;

            (c) any waiver, consent, extension, indulgence or other action or inaction in respect of this Pledge Agreement, the Credit Agreement or any instrument, agreement or document referred to herein or therein, or any assignment or transfer of any thereof; or

            (d)  any  bankruptcy,  insolvency,  reorganization,
            arrangement,       readjustment,       composition,
            liquidation, or the like, of any of the Companies, the Pledgor, or any other person, firm or corporation; whether or not the Pledgor shall have notice or knowledge of any of the foregoing.

       7. Event of Default. Event of Default as used herein shall mean the occurrence and continuance of one or both of the following described events:

            (a) An Event of Default shall occur and continue pursuant to Section 17.1 of the Credit Agreement;
            or

            (b) The Pledgor shall fail to perform or observe any provision of this Pledge Agreement and such failure shall continue for ten (10) Business Days after notice is given by the Pledgee to the Pledgor of such failure.

       8. The Pledgor's Release of the Pledgee. Under no circumstances shall the Pledgee be deemed to assume any responsibility for or obligation or duty with respect to any part or all of the Pledged Securities of any nature or kind or any matter or proceeding arising out of or related thereto, but the same shall be at the Pledgor's sole risk at all times. The Pledgee shall not be required to take any action of any kind to collect, preserve or protect its or the Pledgor's rights in the Pledged Securities, or against other parties thereto. The Pledgor hereby releases the Pledgee from any claims, causes of action and demands at any time arising out of or with respect to this Pledge Agreement, the Obligations, the use of the Pledged Securities or any actions taken or omitted to be taken by the Pledgee with respect thereto, and the Pledgor hereby agrees to hold the Pledgee harmless from and with respect to any and all such claims, causes of action and demands. Nevertheless, the Pledgee agrees to exercise reasonable care in the physical preservation of the Pledged Securities.

       9. Termination. Upon the payment in full to the Bank and the Pledgee of all of the Obligations, this Pledge Agreement shall terminate, and such of the Pledged Securities which have not theretofore been sold together with any dividends previously received which have not been otherwise applied pursuant to the terms of this Pledge Agreement shall be delivered to the Pledgor or as the Pledgor may direct in writing.

       10. Notices. All notices, requests, demands, directions, consents or waivers, statements, reports and other communications hereunder shall be made in writing by telex or telefax, confirmed by mail, to the parties at their addresses appearing below:

            The Pledgee -  Bank One, Texas, N.A.
                                as Trustee
                           910 Travis, 6th Floor
                           Houston, Texas  77002
                           Telefax No. (713) 751-6806
                           Attention: Corporate Trust Department

                           with a copy to:

                           Internationale Nederlanden Bank N.V.
                           De Amsterdamse Poort
                           1102 MG Amsterdam Zuidoost
                           The Netherlands
                           Telefax No. 011-31-2-05-67-21-99
                           Attention:  Ms. Annerie Vreugdenhil


            The Pledgor  - Reading & Bates Drilling Co.
                           901 Threadneedle, Suite 200
                           Houston, Texas  77079
                           Telefax No.  (713) 496-2298
                           Attention:  President

       11. General. This Pledge Agreement shall bind and inure to the benefit of the respective successors and assigns of the parties. This Pledge Agreement and the rights of the parties and of any subsequent holder shall be construed in accordance with and governed by the internal laws of the State of New York, and may not be changed orally, but only by an instrument in writing signed by the person against whom enforcement of such change, modification or discharge is sought.

       12. Severability. If any word, phrase, sentence, paragraph, provision or section of this Pledge Agreement shall be held invalid or unenforceable for any reason by any court of competent jurisdiction, governmental authority, statute, or otherwise, such holding, declaration, pronouncement or rendering shall not adversely affect any other word, phrase, sentence, paragraph, provision or section of this Pledge Agreement, which shall otherwise remain in full force and effect and be enforced in accordance with its terms.

       13.  Counterparts.     This  Pledge   Agreement  may  be
  executed in any number of counterparts, each of which for all purposes shall be deemed to be an original.

       IN WITNESS WHEREOF, the  parties have caused this Pledge
  Agreement to be executed the day and year first above written.


                                READING & BATES DRILLING CO.


                                By:

                                Name:  _______________________
                                Title: _______________________



                                BANK ONE, TEXAS, N. A.
                                     as Trustee

                                By:

                                Name:  _______________________
                                Title: _______________________

                            Schedule 1

                   READING & BATES DRILLING CO.
                         Registered Owner




    Company                Certificate    Date of        Number of
                           Number         Issue          Shares of
                                                         Stock

  Reading and Bates Borneo
  Drilling Co., Ltd.

  Reading & Bates
  Exploration Co.

  Reading and Bates,
  Inc.



                                                    EXHIBIT A



                        IRREVOCABLE PROXY



       The undersigned hereby constitutes and appoints Bank One, Texas, N.A., as Trustee (the "Pledgee") its attorney and proxy to appear, vote and otherwise act, all in the name, place and stead of the undersigned in the same way that the undersigned might do and with the same powers, with respect to all of the shares of stock in Reading and Bates Borneo Drilling Co., Ltd., Reading & Bates Exploration Co., and Reading and Bates, Inc. which are owned or hereafter acquired by the undersigned, at any and all meetings, questions and resolutions that may come before such meetings, including, but not limited to, the election of directors, or at any adjournment or adjournments thereof, or to consent on behalf of the undersigned in the absence of a meeting to anything that might have been voted on at such a meeting.

       The power of attorney is coupled with an interest, is given to the Pledgee pursuant to the Pledge Agreement dated April __, 1995, and is irrevocable. It shall continue in effect so long as the Obligations (as defined in the Pledge Agreement) remain unpaid.

       The Pledgee, the attorney and proxy, is hereby given full power of substitution and revocation and may act through such agents, nominees or substitute attorneys as it may from time to time appoint.

       The  powers of  such  attorney and  proxy shall  include
  (without limiting their general powers hereunder), the power to receive and waive any notice of any meeting on behalf of the undersigned.

       And the undersigned hereby ratifies and confirms all that the Pledgee as the attorney and proxy or its substitutes duly appointed shall do in the name, place and stead of the undersigned pursuant hereto.


                                READING & BATES DRILLING CO.


                                By:

                                Name:  _______________________
                                Title: _______________________

                                                    EXHIBIT D-3
                                        TO AMENDED AND RESTATED
                                      CREDIT FACILITY AGREEMENT

                        PLEDGE AGREEMENT

                               AND

                        IRREVOCABLE PROXY

       PLEDGE AGREEMENT AND IRREVOCABLE PROXY, dated April 27, 1995, between READING & BATES EXPLORATION CO. a corporation organized and existing under the laws of the State of Oklahoma (the "Pledgor"), and BANK ONE, TEXAS, N.A., as Trustee, its successors and assigns, (the "Pledgee").

                       W I T N E S S E T H:

       WHEREAS, the Pledgor owns of record and beneficially all of the issued and outstanding shares of Reading & Bates (A) Pty. Ltd. (the "Company") (the Company and the Pledgor are hereinafter collectively referred to as the "Obligors").

       WHEREAS, the Obligors have entered into an Amended and Restated Credit Facility Agreement dated as of April 27, 1995 (the "Credit Agreement") with INTERNATIONALE NEDERLANDEN BANK N.V. (the "Bank"), which Credit Agreement provides for advances and the issuance of letters of credit by the Bank to or for the account of the Obligors of up to USD 65,000,000 (the "Commitment") to be used for the purposes of refinancing certain indebtedness of the Obligors and providing working capital and credit for operations; and

       WHEREAS, pursuant to the Trust Indenture dated March 29, 1991 between the Trustee and the Obligors as amended by Amendment No. 1 to the Trust Indenture dated as of February 25, 1993 and as further amended by Assignment, Assumption and Amendment No. 2 to Trust Indenture dated the date hereof, the Pledgee has agreed to act as trustee for the Bank in connection with the security provided by the Obligors for the advances made and letters of credit issued pursuant to the Credit Agreement; and

       WHEREAS, it is a condition to the Bank entering into the Credit Agreement and making the Commitment that the Pledgor pledge to the Pledgee all of the issued and outstanding shares of the Company.

       NOW, THEREFORE, in order to induce the Bank to enter into the Credit Agreement and make the Commitment and in consideration of the premises and other good and valuable consideration the receipt and sufficiency of which is hereby acknowledged, the parties hereby agree as follows:

       1. Pledge of Securities. The Pledgor has delivered to the Pledgee in trust, subject to the terms and conditions of the Trust Indenture, certificates representing all of the issued and outstanding shares of the Company as described in
  Schedule 1 (the "Pledged Securities") with duly endorsed blank stock powers attached. The Pledgor does hereby pledge, mortgage, assign, transfer, deposit, set over, grant a security interest in, and confirm the Pledged Securities unto the Pledgee, its successors and assigns, in trust, for the Pledgee's and for its successors' and assigns' own proper use and benefit as security for the obligations referred to in
  Section 2 hereof. If the Pledgor acquires any additional shares of any class or any other securities convertible into such shares of the Company by purchase, stock dividend, distribution of capital or otherwise, the Pledgor shall forthwith pledge such shares or other securities to the Pledgee under this Pledge Agreement, and any such additional shares or securities shall be included in the term "Pledged Securities". Without the Pledgee's prior written consent, the Pledgor will not sell, assign, transfer or otherwise dispose of, grant any option with respect to, or pledge, mortgage or otherwise encumber any of the Pledged Securities or any interest therein.

       2. Obligations Secured. This Pledge Agreement is made and delivered as security for the obligation of the Obligors to pay any and all amounts due to the Bank under the Credit Agreement and any instrument, agreement or document referred to therein (the "Obligations"). The Pledgor expressly consents and agrees that the Pledgee shall have a security interest in the Pledged Securities and proceeds as security for the Obligations.

       3.   Representations,  Warranties  and Covenants  of the
  Pledgor.

            (a) The Pledgor represents and warrants that the Pledged Securities constitute all of the issued and outstanding shares of the Company, are owned beneficially and of record by the Pledgor and such shares are duly authorized and issued, fully paid and nonassessable. The Pledgor represents and warrants that it owns of record and beneficially the Pledged Securities free and clear of all liens, charges and encumbrances. The Pledgor covenants that it will warrant and defend title to the Pledged Securities and the lien conveyed to the Pledgee by this Pledge Agreement against all claims of all persons and will maintain and preserve such lien.

            (b) The Pledgor further represents and warrants that (i) this Pledge Agreement constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms, subject to laws affecting creditors' rights generally and applicable equitable principles, and (ii) upon delivery of the Pledged Securities to the Pledgee, the Pledgee will have a perfected security interest in and pledge of the Pledged Securities having first priority.

       4.   Irrevocable Proxy.

            (a) The Pledgor agrees to execute an irrevocable proxy in the form attached as Exhibit A hereto.
            This proxy shall be valid so long as any portion of the Obligations are due and payable.

            (b) The Pledgee hereby agrees that until an Event of Default (as defined in Section 7 hereof) shall have occurred and be continuing, the Pledgee shall not exercise its proxy and the Pledgor shall be entitled to

                 (i)  vote   any   and  all   of   the  Pledged
                 Securities;

                 (ii) give consents, waivers and ratifications in respect thereof, provided, however, that no vote shall be cast or consent, waiver or ratification given or taken, which would be inconsistent with any of the provisions of the Credit Agreement or any agreement referred to therein; and

                 (iii)  receive  all  dividends  paid   on  the
                 Pledged Securities.

            (c) All such rights of the Pledgor to vote and to give consent, waivers and ratifications shall cease automatically in case an Event of Default shall occur and be continuing.

       5.   Remedies.

            (a) So long as an Event of Default shall have occurred and be continuing the Pledgee may:

                 (i) transfer into its name or into the name ofits nomineeanyor allofthe PledgedSecurities;

                 (ii) receive and retain all cash dividends paid in respect of the Pledged Securities;

                 (iii)  vote  any   and  all  of  the   Pledged
                 Securities and give all consents, waivers and ratifications in respect thereof; and

                 (iv) otherwise act with respect to the Pledged Securities as though it were the outright owner. In this connection, the Pledgor hereby irrevocably constitutes and appoints the Pledgee its proxy and attorney-in-fact, with full power of substitution, to accomplish any and all acts necessary to permit the Pledgee to transfer the Pledged Securities, receive and retain dividends, vote the Pledged Securities and give all consents and to act as the outright owner of the Pledged Securities.

            (b) So long as an Event of Default shall have occurred and be continuing, the Pledgee may sell, assign and deliver the whole or, from time to time, any part of the Pledged Securities or any interest therein or any part thereof, at any private sale or at public auction, with or without demand, advertisement or notice of the time or place of sale or adjournment or otherwise which may be for cash, on credit or for other property, for immediate or future delivery, and for such price or prices and on such terms as the Pledgee in its sole discretion may determine. The Pledgor hereby assigns any and all right or equity of redemption whether before or after sale hereunder. At any such sale the Pledgee may bid for and purchase for its account the whole of any such right of redemption or the Pledged Securities themselves. The proceeds of any such sale of the Pledged Securities shall be applied by the Pledgee to meet the Pledgor's and the Company's obligations under the Credit Agreement. Any property or money remaining after such application in respect of the Pledged Securities shall be delivered to the Pledgor without any liability on the part of the Pledgee as to any other interest of the Pledgor therein. Neither failure nor delay on the Pledgee's part shall preclude any other or further exercise thereof or the exercise of any right, remedy, power or privilege.

            (c) So long as an Event of Default shall have occurred and be continuing and upon the Pledgee's written demand, the Pledgor

                 (i) will do any and all acts and things which may be necessary or advisable to enable the Pledgee to consummate any proposed sale or other disposition of any of the Pledged Securities pursuant to this Pledge Agreement; and

                 (ii) will pay to the Pledgee all reasonable costs and expenses of enforcing the remedies provided in this Section 5, including reasonable attorneys fees, and will reimburse the Pledgee with interest at the highest interest rate allowed by law if the Pledgee shall incur any costs and expenses in enforcing the remedies provided in this
                 Section 5.

            (d) Notwithstanding anything contained herein to the contrary, the Pledgee will not exercise any remedies hereunder in a manner which would violate any applicable maritime law or regulation of the United States, it being understood and agreed that so long as any Obligor owns a vessel which is documented under the laws of the United States, that the Pledgee will not sell, assign or deliver any part of the Pledged Securities that would represent a controlling interest in that Obligor to any person which is not a citizen of the United States as defined in Section 2 of the Shipping Act, 1916, as amended without any approval required by
            Section 9(c) of that Act.

       6.   The  Pledgor's  Obligations  Not  Affected.     The
  obligations of the Pledgor  under this Pledge Agreement shall remain  in full force and effect without regard to, and shall not be impaired or affected by:

            (a) any amendment or modification or addition or supplement to the Credit Agreement or any instrument, agreement or document referred to therein or any assignment of transfer thereof;

            (b) any exercise or non-exercise by the Pledgee of any right, remedy, power or privilege under or in respect of this Pledge Agreement, the Credit Agreement or any instrument, agreement or document referred to herein or therein, or any assignment or transfer of any thereof, or any waiver of any such right, remedy, power or privilege;

            (c) any waiver, consent, extension, indulgence or other action or inaction in respect of this Pledge Agreement, the Credit Agreement or any instrument, agreement or document referred to herein or therein, or any assignment or transfer of any thereof; or

            (d)  any  bankruptcy,  insolvency,  reorganization,
            arrangement,       readjustment,       composition,
            liquidation, or the like, of any of the Company, the Pledgor, or any other person, firm or corporation; whether or not the Pledgor shall have notice or knowledge of any of the foregoing.

       7. Event of Default. Event of Default as used herein shall mean the occurrence and continuance of one or both of the following described events:

            (a) An Event of Default shall occur and continue pursuant to Section 17.1 of the Credit Agreement;
            or

            (b) The Pledgor shall fail to perform or observe any provision of this Pledge Agreement and such failure shall continue for ten (10) Business Days after notice is given by the Pledgee to the Pledgor of such failure.

       8. The Pledgor's Release of the Pledgee. Under no circumstances shall the Pledgee be deemed to assume any responsibility for or obligation or duty with respect to any part or all of the Pledged Securities of any nature or kind or any matter or proceeding arising out of or related thereto, but the same shall be at the Pledgor's sole risk at all times. The Pledgee shall not be required to take any action of any kind to collect, preserve or protect its or the Pledgor's rights in the Pledged Securities, or against other parties thereto. The Pledgor hereby releases the Pledgee from any claims, causes of action and demands at any time arising out of or with respect to this Pledge Agreement, the Obligations, the use of the Pledged Securities or any actions taken or omitted to be taken by the Pledgee with respect thereto, and the Pledgor hereby agrees to hold the Pledgee harmless from and with respect to any and all such claims, causes of action and demands. Nevertheless, the Pledgee agrees to exercise reasonable care in the physical preservation of the Pledged Securities.

       9. Termination. Upon the payment in full to the Bank and the Pledgee of all of the Obligations, this Pledge Agreement shall terminate, and such of the Pledged Securities which have not theretofore been sold together with any dividends previously received which have not been otherwise applied pursuant to the terms of this Pledge Agreement shall be delivered to the Pledgor or as the Pledgor may direct in writing.

       10. Notices. All notices, requests, demands, directions, consents or waivers, statements, reports and other communications hereunder shall be made in writing by telex or telefax, confirmed by mail, to the parties at their addresses appearing below:

            The Pledgee -  Bank One, Texas, N.A.,
                                as Trustee
                           910 Travis, 6th Floor
                           Houston, Texas  77002
                           Telefax No. (713) 751-6806
                           Attention: Corporate Trust Department

                           with a copy to:

                           Internationale Nederlanden Bank N.V.
                           De Amsterdamse Poort
                           1102 MG Amsterdam Zuidoost
                           The Netherlands
                           Telefax No. 011-31-2-05-67-21-99
                           Attention:  Ms. Annerie Vreugdenhil

            The Pledgor  - Reading & Bates Exploration Co.
                           901 Threadneedle, Suite 200
                           Houston, Texas  77079
                           Telefax No.  (713) 496-2298
                           Attention:  President

       11. General. This Pledge Agreement shall bind and inure to the benefit of the respective successors and assigns of the parties. This Pledge Agreement and the rights of the parties and of any subsequent holder shall be construed in accordance with and governed by the internal laws of the Commonwealth of Australia, and may not be changed orally, but only by an instrument in writing signed by the person against whom enforcement of such change, modification or discharge is sought.

       12. Severability. If any word, phrase, sentence, paragraph, provision or section of this Pledge Agreement shall be held invalid or unenforceable for any reason by any court of competent jurisdiction, governmental authority, statute, or otherwise, such holding, declaration, pronouncement or rendering shall not adversely affect any other word, phrase, sentence, paragraph, provision or section of this Pledge Agreement, which shall otherwise remain in full force and effect and be enforced in accordance with its terms.

       13.  Counterparts.     This  Pledge   Agreement  may  be
  executed in any number of counterparts, each of which for all purposes shall be deemed to be an original.

       14. In accordance with the Corporations Law of the State of Western Australia, Commonwealth of Australia, the Assignor agrees that the maximum prospective liability secured by this Assignment is seven million four hundred twenty five thousand Australian dollars, provided however that this Section 14 shall not limit the amount secured by or recoverable under this Assignment or any other Loan Document referred to in the Restated Credit Agreement.

       IN WITNESS WHEREOF, the  parties have caused this Pledge
  Agreement to be executed the day and year first above written.

                                READING & BATES EXPLORATION CO.

                                By:
                                Name:  _______________________
                                Title: _______________________

                                BANK ONE, TEXAS, N.A.
                                     as Trustee

                                By:
                                Name:  _______________________
                                Title: _______________________

                            Schedule 1

                 READING & BATES EXPLORATION CO.
                         Registered Owner

    Company              Certificate    Date of        Number of
                            Number         Issue       Shares of
                                                         Stock

  Reading & Bates           3             6/22/94         1
  (A) Pty. Ltd.

  Reading & Bates           4*            6/22/94         1
  (A) Pty. Ltd.

       *Registered in the name of Wayne K. Hillin in trust for Reading & Bates Exploration Co.


                                                    EXHIBIT A



                        IRREVOCABLE PROXY



       The undersigned hereby constitutes and appoints Bank One, Texas, N.A., as Trustee (the "Pledgee") its attorney and proxy to appear, vote and otherwise act, all in the name, place and stead of the undersigned in the same way that the undersigned might do and with the same powers, with respect to all of the shares of stock in Reading & Bates (A) Pty. Ltd. which are owned or hereafter acquired by the undersigned, at any and all meetings, questions and resolutions that may come before such meetings, including, but not limited to, the election of directors, or at any adjournment or adjournments thereof, or to consent on behalf of the undersigned in the absence of a meeting to anything that might have been voted on at such a meeting.

       The power of attorney is coupled with an interest, is given to the Pledgee pursuant to the Pledge Agreement dated April __, 1995, and is irrevocable. It shall continue in effect so long as the Obligations (as defined in the Pledge Agreement) remain unpaid.

       The Pledgee, the attorney and proxy, is hereby given full power of substitution and revocation and may act through such agents, nominees or substitute attorneys as it may from time to time appoint.

       The  powers of  such  attorney and  proxy shall  include
  (without limiting their general powers hereunder), the power to receive and waive any notice of any meeting on behalf of the undersigned.

       And the undersigned hereby ratifies and confirms all that the Pledgee as the attorney and proxy or its substitutes duly appointed shall do in the name, place and stead of the undersigned pursuant hereto.


                                READING & BATES EXPLORATION CO.


                                By:

                                Name:  _______________________
                                Title: _______________________

                                                                EXHIBIT E-1
                                                    TO AMENDED AND RESTATED
                                                  CREDIT FACILITY AGREEMENT

                  Assignment, Assumption and Amendment No. 6
                       to First Preferred Fleet Mortgage

        Assignment, Assumption and Amendment No. 6 dated April __, 1995 to the First Preferred Fleet Mortgage dated March 29, 1991 (the "Mortgage"), as amended among READING & BATES DRILLING CO., a corporation organized and existing under the laws of the State of Oklahoma, with its principal place of business at 901 Threadneedle, Suite 200, Houston, Texas 77079, (the "Shipowner"), to TEXAS COMMERCE BANK NATIONAL ASSOCIATION, as Trustee (Holder-Transferee from the Receiver of New First City, Texas-Houston, N.A., the successor in interest to First City, Texas-Houston, N.A.), a national banking association, with its principal place of business at 600 Travis, Houston, Texas 77002, (the "Assignor"), which entity is executing this document solely for the purposes of and with respect to the assignments and assumptions being made hereunder and not with respect to any amendment or other matter hereunder, and Bank One, Texas, N.A., a national banking association, as Trustee, with its principal place of business at 910 Travis, Houston, Texas 77002 (the "Trustee").

        WHEREAS, the Shipowner is the owner of 100% of the U.S. flag drilling rigs RANDOLPH YOST, Official No. 601699, and JACK BATES,
  Official No. 906283 (the "Vessels"), which Vessels have been duly registered in the name of the Shipowner in accordance with the laws of the United States of America; and

        WHEREAS, the Mortgage, as amended, mortgaged one hundred percent (100%) of the Vessels, together with all of their boilers, engines, machinery, masts, spars, sails, rigging, boats, anchors, chains, tackle, apparel, furniture, fittings, equipment, drilling equipment, pumps, drill pipes, collars, racking, housing, spare parts and supporting inventory, vehicles and living quarters (excluding equipment aboard the Vessels which is not owned by the Shipowner) and all other appurtenances to the Vessels appertaining or belonging, whether now owned or hereafter acquired, whether on board or not, and all additions, improvements and replacements made in or to such Vessels; and

        WHEREAS, the Mortgage was originally received for record at 2:01 p.m. on March 29, 1991, at the U.S. Coast Guard Vessel Documentation Office at the Port of Houston, Texas and was recorded in Book No. PM-243 at Inst. No. 44; and

        WHEREAS, the Mortgage was granted by the Shipowner to the Assignor for the purpose of securing the obligation of the Shipowner to pay to NMB Postbank Groep N.V. (now known as Internationale Nederlanden Bank N.V., the "Lender") all amounts due and payable under that certain Credit Facility Agreement dated as of March 27, 1991 among the Shipowner, the other Borrowers named therein and the Lender (the "Credit Agreement"); and

        WHEREAS, a true and accurate copy of the Credit Agreement is attached to the Original Mortgage as Exhibit A and forms a part thereof; and

        WHEREAS, pursuant to Amendment No. 1 to Credit Facility Agreement dated as of May 24, 1991 among the Shipowner, the other Borrowers and the Lender ("Amendment No. 1"), certain terms of the Credit Agreement were amended; and

        WHEREAS, the Shipowner and the Assignor amended the Mortgage in order to reflect the changes made to the Credit Agreement by Amendment No. 1; and

        WHEREAS, Amendment No. 1 to the Mortgage dated May 31, 1991 was received for record at 12:30 p.m. on June 5, 1991 at the U.S. Coast Guard Vessel Documentation Office at the Port of Houston, Texas and was recorded in Book No. PM-247 at Inst. No. 228; and

        WHEREAS, pursuant to Amendment No. 2 to Credit Facility Agreement dated as of June 28, 1991 among the Shipowner, the other Borrowers and the Lender ("Amendment No. 2"), certain terms of the Credit Agreement were amended; and

        WHEREAS, the Shipowner and the Assignor amended the Mortgage in order to reflect the changes made to the Credit Agreement by Amendment No. 2; and

        WHEREAS, Amendment No. 2 to the Mortgage dated June 28, 1991 was received for record at 1:10 p.m. on August 7, 1991 at the U.S. Coast Guard Vessel Documentation Office, Port of Houston, Texas and recorded at Book No. PM-250, I-6; and

        WHEREAS, pursuant to Amendment No. 3 to Credit Facility Agreement dated August 30, 1991, among the Shipowner, the other Borrowers and the Lender ("Amendment No. 3"), certain terms of the Credit Agreement were amended; and

        WHEREAS, the Shipowner and the Assignor amended the Mortgage to reflect the changes made to the Credit Agreement by Amendment No. 3; and

        WHEREAS, Amendment No. 3 to the Mortgage dated August 30, 1991 was received for record at 9:27 a.m. on September 5, 1991 at the U.S. Coast Guard Vessel Documentation Office, Port of Houston, Texas and was recorded at Book PM-251, I-97; and

        WHEREAS, pursuant to Amendment No. 4 to Credit Facility Agreement dated as of June 30, 1992 among the Shipowner, the other Borrowers and the Lender ("Amendment No. 4"), certain terms of the Credit Agreement were amended; and

        WHEREAS, Shipowner and the Assignor amended the Mortgage to reflect the changes made to the Credit Agreement by Amendment No. 4; and

        WHEREAS, Amendment No. 4 to the Mortgage dated September 11, 1992 was received for record at 10:19 a.m. on September 14, 1992 at the U.S. Coast Guard Vessel Documentation Office, Port of Houston, Texas and was recorded at Book PM-263, Instrument 101; and

        WHEREAS, pursuant to the terms of Amendment No. 5 to Credit Facility Agreement dated as of February 25, 1993, among the Shipowner, the other Borrowers and the Lender ("Amendment No. 5"), certain terms of the Credit Agreement were amended; and

        WHEREAS, the Shipowner and the Assignor amended the Mortgage in order to reflect the changes made to the Credit Agreement by Amendment No. 5; and

        WHEREAS, Amendment No. 5 to the Mortgage dated February 25, 1993 was received for record on March 1, 1993 at 1:19 p.m. in the United States Coast Guard Vessel Documentation Office for the Port of Houston and was recorded at Book PM-269, Instrument 94; and

        WHEREAS, pursuant to the terms of the Amended and Restated Credit Facility Agreement dated the date hereof (the "Restated Agreement") among the Shipowner, the Borrowers listed therein and the Lender, the Credit Agreement was restated and certain of its provisions were amended; and

        WHEREAS, the Lender desires that the Trustee act on its behalf in respect of, among other things, the security granted by the Mortgage; and


        WHEREAS,   the  Assignor  has  agreed  to  assign  its  rights  and
  obligations under the Mortgage to the Trustee, and the Trustee has agreed to assume such rights and obligations; and

        WHEREAS, the Shipowner and the Trustee wish to amend the Mortgage to reflect the changes to the Credit Agreement made by the Restated Agreement.

        NOW THEREFORE, THIS AMENDMENT NO. 6 WITNESSETH:

                           Assignment and Assumption

        The Assignor agrees to assign and the Trustee hereby agrees to assume the Mortgage, and the Shipowner hereby consents to such assignment and assumption as follows:

        1. The Assignor hereby sells, transfers, assigns and grants absolutely and not by way of security, all of its right, title and interest and responsibilities, powers, duties, liabilities and obligations in, to and under the Mortgage to the Trustee.

              In connection with this Assignment, Assumption and Amendment, the Shipowner represents and warrants to the Trustee that the Mortgage is in full force and effect and there are no events which would constitute a default by the Shipowner under the terms of the Mortgage or events which would, with the passage of time or the giving of notice, constitute such an Event of Default.

        2. The Trustee hereby acknowledges receipt of the Mortgage and expressly agrees to accept the position of trustee under, and be bound by, all of the terms and provisions of the Mortgage, as amended hereby.

        3. The Trustee hereby agrees to perform and comply with all of the terms and conditions of, and hereby assumes all of the right, title and interest, responsibilities, powers, duties, liabilities and obligations of the Assignor under, the Mortgage from and after the date hereof.

        4. The Assignor is hereby released and discharged from its responsibilities, powers, duties, liabilities and obligations under the Mortgage.

        5. The Assignor agrees that at any time and from time to time, upon the written request of the Trustee, the Assignor will promptly and duly  execute  and  deliver  any and  all  such  further instruments  and documents as may be reasonably necessary to effect the transfers expressly made by Assignor under this Assignment, Assumption and Amendment, including, without limitation, assignments of financing statements, and assignments and releases of vessel mortgages.

        6. The Trustee shall be for all purposes under the Mortgage and the other Loan Documents the Trustee without any further acts or instruments on the part of any Person.

                          Amendment No. 6 to Mortgage

        The Shipowner and the Trustee hereby agree to amend the Mortgage as follows:

        A. Exhibit A to the Mortgage is hereby replaced with the Restated Agreement in the form of Exhibit A attached hereto.

        B. Hereinafter each reference in the Mortgage, as amended, to the Credit Agreement shall refer to the Restated Agreement.

        C. Hereinafter each reference in the Mortgage, as amended, to the Trustee shall mean Bank One, Texas, N.A., a national banking association with its principal place of business at 910 Travis, Houston, Texas 77002.

        D. For purposes of recording this Amendment No. 6 to First Preferred Fleet Mortgage pursuant to 46 U.S.C. 31321, it amends mortgage covenants. The total amount of the Mortgage is reduced to USD 65,000,000 plus interest and performance of mortgage covenants.

        E. Except as specifically amended herein, the Mortgage shall remain in full force and effect.

        All capitalized terms used herein but not defined herein shall have the meanings given to them in the Mortgage.

        THIS ASSIGNMENT, ASSUMPTION AND AMENDMENT NO. 6 TO FIRST PREFERRED FLEET MORTGAGE SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE UNITED STATES OF AMERICA AND, TO THE EXTENT THEY DO NOT APPLY, TO THE INTERNAL LAWS OF THE STATE OF NEW YORK.

        IN WITNESS HEREOF, the parties hereto have duly executed this Amendment No. 6 to First Preferred Fleet Mortgage on the date first written above.

                                READING & BATES DRILLING CO.

                                By:   ______________________________
                                      Name:  _______________________
                                      Title: _______________________


                                The  Assignor  executes  and  delivers this
                                Assignment, Assumption and Amendment  No. 6
                                to First  Preferred Fleet  Mortgage  solely
                                for the purposes of and with respect to the
                                assignments  and   assumptions  being  made
                                hereunder and not with respect to any amendment or other matter hereunder.

                                TEXAS  COMMERCE BANK  NATIONAL ASSOCIATION,
                                as  Trustee   (Holder-Transferee  from  the
                                Receiver of NEW FIRST  CITY, TEXAS-HOUSTON,
                                N.A., successor in interest to FIRST CITY, TEXAS-HOUSTON, N.A.)

                                By:   ______________________________
                                      Name:  _______________________
                                      Title: _______________________

                                BANK ONE, TEXAS, N.A.


                                By:   ________________________________
                                      Name:  _________________________
                                      Title: _________________________


                                ACKNOWLEDGEMENT


  STATE OF TEXAS    (
                    (
  COUNTY OF HARRIS  (

        BEFORE ME, _______________________________, a notary public in  and for said county and state, on this day personally appeared ________________________________, known to me to be the person whose name is subscribed to the foregoing instrument and known to me to be the ___________________________ of Reading & Bates Drilling Co., a
  corporation organized under the laws of Oklahoma, and acknowledged to me that he executed said instrument for the purposes and consideration therein expressed, and as the act of said corporation.

        Given under my hand and seal of office this _____ day of ________, 1995.



                                      ____________________________
                                      Notary Public

                                ACKNOWLEDGEMENT

  STATE OF TEXAS

  COUNTY OF HARRIS

        BEFORE ME, _______________________________, a notary public  in and
  for  said   county   and   state,  on   this  day   personally   appeared
  _______________________, known to me to be the person whose name is subscribed to the foregoing instrument and known to me to be the ______________________ of Texas Commerce Bank National Association, a national banking association and acknowledged to me that he executed said instrument for the purposes and consideration therein expressed, and as the act of said association.

        Given under my hand and seal of office this _____ day of ________, 1995.



                                      ____________________________
                                      Notary Public


                                ACKNOWLEDGEMENT


  STATE OF TEXAS

  COUNTY OF HARRIS

        BEFORE  ME, _______________________________, a notary public in and
  for  said   county  and   state,   on  this   day   personally   appeared
  _______________________, known to me to be the person whose name is subscribed to the foregoing instrument and known to me to be the ______________________ of Bank One, Texas, N.A., a national banking association and acknowledged to me that he executed said instrument for the purposes and consideration therein expressed, and as the act of said association.

        Given under my hand and seal of office this _____ day of ________, 1995.



                                      ____________________________
                                      Notary Public

                                                    EXHIBIT E-2
                                        TO AMENDED AND RESTATED
                                      CREDIT FACILITY AGREEMENT


            Assignment, Assumption and Amendment No. 6
                to First Preferred Fleet Mortgage

        Assignment, Assumption and Amendment No. 6 dated April __, 1995 to theFirst Preferred Fleet Mortgage datedMarch 29, 1991 (the "Original Mortgage"), as amended (hereinafter the Original Mortgage as amended being referred to as the
   "Mortgage") among READING & BATES EXPLORATION CO., a corporation organized and existingunder the laws ofthe State of Oklahoma, with its principal place of business at 901 Threadneedle, Suite 200, Houston, Texas 77079, (the "Shipowner"),to Texas Commerce Bank National Association, as Trustee (Holder-Transferee from the Receiver of New First City, Texas, N.A., the successor in interest to First City, Texas-Houston,N.A.), a nationalbanking association, with its principal place of business at 600 Travis, Houston, Texas 77002, (the "Assignor"), which entity is executing this document solely for the purposes of and with respect to the assignments and assumptions being madehereunder and not with respect to any amendment or other matter hereunder,and Bank One, Texas, N.A., a nationalbanking association, as Trustee, with its principal place of business at 910 Travis, Houston, Texas 77002 (the "Trustee").

        WHEREAS, the Shipowner is the owner of 100% of the following U.S. flag drilling rigs (the "Vessels"):

                                 Place of
   Name           Off. No.       Build          Home Port

   D.R. STEWART   626904       Singapore        Houston, Texas
   D.K. MCINTOSH  591662       Singapore        Houston, Texas
   W.D. KENT      583169       Brownsville,Tx.  Houston, Texas

   which Vessels have been duly registered in the name of the Shipowner inaccordance with the laws of the United States of America; and

        WHEREAS, the OriginalMortgage was received forrecord at 2:45 p.m. on March 29, 1991 at the U.S. Coast Guard Vessel
   Documentation Office at the Port of Houston, Texas and was recorded in Book No. PM-244 at Inst. No. 2; and

        WHEREAS, the Original Mortgage mortgaged one hundred percent (100%) of the Vessels, together with all of their boilers, engines, machinery, masts, spars, sails, rigging, boats, anchors, chains, tackle,apparel, furniture, fittings, equipment, drilling equipment, pumps, drill pipes, collars, racking, housing, spare parts and supporting inventory, vehicles and living quarters (excluding equipment aboard the Vessels which is not owned by the Shipowner) and all other appurtenances to the Vessels appertaining or belonging, whether now owned or hereafter acquired, whether on board or not, and all additions, improvementsand replacements made in or to such Vessels; and

        WHEREAS, the Original Mortgage was granted by the Shipowner to the Assignor for the purpose of securing the obligation ofthe Shipowner to pay to NMB Postbank Groep N.V. (now known as Internationale Nederlanden Bank N.V.) (the "Lender") all amounts due and payable under that certain Credit Facility Agreement datedas of March 27, 1991among the Shipowner, the other Borrowers named therein and the Lender (the "Credit Agreement"); and

        WHEREAS,a true and accuratecopy of the Credit Agreement is attached to the Mortgage as Exhibit A and forms a part thereof; and

        WHEREAS, pursuant to Amendment No. 1 to Credit Facility
   Agreement dated as of May 24, 1991 among the Shipowner, the other Borrowers and the Lender ("Amendment No. 1"), certain terms of the Credit Agreement were amended; and

        WHEREAS, the Shipowner and the Assignor amended the Original Mortgagein order to reflect the changes made to the Credit Agreement by Amendment No. 1; and

        WHEREAS, Amendment No. 1 to the Mortgage dated May 31, 1991 was received for record at 1:00 p.m. on June 5, 1991 at the U.S. Coast Guard Vessel Documentation Office at the Port of Houston, Texasand was recorded in BookNo. PM-248 at Inst. No. 1; and

        WHEREAS, pursuant to Amendment No. 2 to Credit Facility
   Agreement dated as of June 28, 1991 among the Shipowner, the other Borrowers and the Lender ("Amendment No. 2"), certain terms of the Credit Agreement were amended; and

        WHEREAS, the Shipowner and the Assignor amended the Mortgage in order to reflect the changes made to the Credit
   Agreement by Amendment No. 2; and

        WHEREAS, Amendment No. 2 to the Mortgage dated June 28, 1991 was received for record on August 7, 1991 at the U.S. Coast Guard Vessel Documentation Office, Port of Houston, Texas at 11:26 a.m. and was recorded at BookNo. PM-250, I-5; and

        WHEREAS, pursuant to Amendment No. 3 to Credit Facility
   Agreement dated June 30, 1991 among the Shipowner, the other
   Borrowers and theLender ("Amendment No. 3"), certainterms of the Credit Agreement were amended; and

        WHEREAS, the Shipowner and the Assignor amended the Mortgage to reflect the changes made to the Credit Agreement by Amendment No. 3; and

        WHEREAS, Amendment No.3 to the Mortgagedated August 30, 1991was received for record at8:58 a.m. on September 6, 1991 at the U.S. Coast Guard Vessel Documentation Office, Port of Houston, Texas and was recorded at Book PM-252, I-18; and

        WHEREAS, pursuant to Amendment No. 4 to Credit Facility
   Agreement dated as of June 30, 1992 among the Shipowner, the other Borrowers and the Lender ("Amendment No. 4"), certain terms of the Credit Agreement were amended; and

        WHEREAS, the Shipowner and the Assignor amended the Mortgage to reflect the changes made to the Credit Agreement by Amendment No. 4; and

        WHEREAS, Amendment No. 4 to Mortgage dated September 9, 1992 was received for record on September 11, 1992 at 7:20 a.m. in the U.S. CoastGuard Vessel Documentation Office, for the Port of Houston, Texas and was recorded at Book PM-263, Instrument 83; and

        WHEREAS, pursuant to the terms of Amendment No. 5 to Credit Facility Agreement datedas of February 25, 1993,among the Shipowner, the other Borrowersand the Lender ("Amendment No. 5"), certain terms of the Credit Agreement were amended; and

        WHEREAS, the Shipowner and the Assignor amended the Mortgage to reflect the changes made to the Credit Agreement by Amendment No. 5; and

        WHEREAS, Amendment No. 5 to the Mortgage dated February 25, 1993 was receivedfor record on March 1, 1993at 2:52 p.m. in the U.S. Coast Guard Vessel Documentation Office for the Port of Houston, Texas and was recorded at Book PM-269, Instrument 97; and

        WHEREAS, pursuant to the terms of the Amended and Restated Credit Facility Agreement datedthe date hereof (the "Restated Agreement") among the Shipowner, the Borrowers listed therein and the Lender, the Credit Agreement was restated and certain of its terms were amended; and

        WHEREAS, the Lender desires that the Trustee act on its behalf in respect of, amongother things, the securitygranted by the Mortgage; and

        WHEREAS, theAssignor has agreed toassign its rights and obligations under the Mortgageto the Trustee, andthe Trustee has agreed to assume such rights and obligations; and

        WHEREAS, the Shipowner and the Trustee wishto amend the Mortgage to reflect the changes made by the Restated
   Agreement.

        NOW, THEREFORE, in consideration of the above recitals, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree to amend the Mortgage as follows:

                    Assignment and Assumption

        The Assignor agrees to assign and the Trustee hereby agrees to assume the Mortgage, and the Shipowner hereby consents to such assignment and assumption as follows:

        1. The Assignor hereby sells, transfers, assigns and grants absolutely and not by way of security, all of its right, title and interest and responsibilities, powers, duties, liabilities and obligations in, to and under the Mortgage to the Trustee.

        2. In connection with this Assignment, Assumption and Amendment, the Shipowner represents and warrants to the Trustee that the Mortgage is in full force and effect and there are no events which would constitute a default by the Shipowner under the terms of the Mortgage or events which would, with the passage of time or the giving of notice, constitute such an Event of Default.

        3. The Trustee hereby acknowledges receipt of the Mortgage and expressly agrees to accept the position of trustee under, and be bound by, all of the terms and provisions of the Mortgage, as amended hereby.

        4. The Trustee herebyagrees to perform andcomply with all of the terms and conditions of, and hereby assumesall of the right, title and interest, responsibilities, powers, duties, liabilities andobligations of the Assignorunder, the Mortgage from and after the date hereof.

        5.   The Assignor is hereby released anddischarged from
   its  responsibilities,  powers,   duties,  liabilities   and
   obligations under the Mortgage.

        6. The Assignor agrees that at any time and from time to time, upon thewritten request of the Trustee,the Assignor will promptly and duly execute and deliver any and all such further instruments and documents as may be reasonably necessary to effect the transfers expressly made by Assignor under this Assignment, Assumption and Amendment, including, without limitation, assignments of financing statements, and assignments and releases of vessel mortgages.

        7. The Trustee shall be for all purposes under the Mortgage andthe other Loan Documents the Trustee without any further acts or instruments on the part of any Person.

                   Amendment No. 6 to Mortgage

        The Shipowner and the Trustee hereby agree to amend the Mortgage as follows:

        A. Exhibit A to the Mortgage is hereby replaced with the Restated Agreement in the form of Exhibit A attached hereto.

        B. Hereinafter each reference in the Mortgage, as amended, to the Credit Agreement shall refer to the Restated
   Agreement.

        C. Hereinafter each reference in the Mortgage, as amended, to the Trustee shall mean Bank One, Texas, N.A., a national banking association with its principal place of business at 910 Travis, Houston, Texas 77002.

        D. For purposes of recording this Amendment No. 6 to First Preferred Fleet Mortgage pursuant to 46 U.S.C. 31321, it amends mortgage covenants. The total amount of the Mortgage is reduced to USD 65,000,000 plus interest and performance of mortgage covenants.

        E. Except as specifically amendedherein, the Mortgage shall remain in full force and effect.

        All capitalized terms used hereinbut not defined herein shall have the meanings given to them in the Mortgage.

        THIS ASSIGNMENT, ASSUMPTION AND AMENDMENTNO. 6 TO FIRST PREFERRED FLEET MORTGAGE SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE UNITED STATES OF AMERICA AND, TO THE EXTENT THEY DO NOTAPPLY, TO THE INTERNAL LAWS OF THE STATE OF NEW YORK.

        IN WITNESS HEREOF, the partieshereto have duly executed this Assignment, Assumption and Amendment No. 6 to First
   Preferred Fleet Mortgage on the date first written above.

                            READING & BATES EXPLORATION CO.


                            By:________________________________
                                 Name:  T. W. Nagle
                                 Title: Vice President and
                                        Treasurer

                            The Assignor  executes and delivers
                            this  Assignment,   Assumption  and
                            Amendment No. 6 to  First Preferred
                            Fleet   Mortgage  solely   for  the
                            purposes of and with respect to the
                            assignments  and assumptions  being
                            made hereunder and not with respect
                            to  any  amendment or  other matter
                            hereunder.

                            TEXAS   COMMERCE    BANK   NATIONAL
                            ASSOCIATION,  as  Trustee  (Holder-
                            Transferee from the Receiver of NEW
                            FIRST  CITY,  TEXAS-HOUSTON,  N.A.,
                            successor in interest toFIRST CITY,
                            TEXAS-HOUSTON, N.A.)

                            By:  ________________________________
                                 Name:  _________________________
                                 Title: _________________________


                            BANK ONE, TEXAS, N.A.

                            By:  ________________________________
                                 Name:  Roark Ashie
                                 Title: Vice President


                          ACKNOWLEDGMENT

   STATE OF TEXAS

   COUNTY OF HARRIS


        BEFORE ME, __________________, a notary public in and for said county and state, on this day personally appeared
   T. W. Nagle, known to me to be the person whose name is subscribed to the foregoing instrument and known to me to be the Vice President and Treasurer of Reading & Bates Exploration Co., a corporation organized under the laws of Oklahoma, and acknowledged to me that he executed said instrument for the purposes and consideration therein expressed, and as the act of said corporation.

        Given under my hand and seal of office this ___ day of ________, 1995.


                                 _______________________________
                                 Notary Public

                          ACKNOWLEDGMENT


   STATE OF TEXAS

   COUNTY OF HARRIS


        BEFORE  ME,  ______________________________,  a  notary
   public in and for said county and state, on this day personally appearedMauri Cowen, known to me to be the person whose name issubscribed to the foregoing instrumentand known to me to be the Assistant Vice President and Corporate Trust Officer of TEXAS COMMERCE BANK NATIONAL ASSOCIATION, a national banking association and acknowledged to me that he executed said instrument for the purposes and consideration therein expressed, and as the act of said association.

        Given under my hand and seal of office this ___ day of ________, 1995.


                                 _______________________________
                                 Notary Public


                          ACKNOWLEDGMENT


   STATE OF TEXAS

   COUNTY OF HARRIS


        BEFORE  ME,  ______________________________,  a  notary
   public in and for said county and state, on this day personally appearedRoark Ashie, known to me to be the person whose name is subscribed tothe foregoing instrument andknown to me to be the Vice President of BANK ONE, TEXAS, N.A., a national banking association and acknowledged to me that he executed said instrument for the purposes and consideration therein expressed, and as the act of said association.

        Given under my hand and seal of office this ___ day of ________, 1995.


                                 _______________________________
                                 Notary Public

                                                                 EXHIBIT E-3
                                                     TO AMENDED AND RESTATED
                                                   CREDIT FACILITY AGREEMENT


                  Assignment, Assumption and Amendment No. 6
                          to Preferred Fleet Mortgage

        Assignment, Assumption and Amendment No. 6 dated April __, 1995 to the Preferred Fleet Mortgage dated March 29, 1991 (the "Original Mortgage"), as amended (hereinafter the Original Mortgage as amended being referred to as the "Mortgage") among READING & BATES DRILLING CO., a corporation organized and existing under the laws of the State of Oklahoma, with its principal place of business at 901 Threadneedle, Suite 200, Houston, Texas 77079, (the "Shipowner"), TEXAS COMMERCE BANK NATIONAL ASSOCIATION, as Trustee (Holder-Transferee from the Receiver of New First City, Texas-Houston, N.A., the successor in interest to First City, Texas-Houston, N.A.), a national banking association, with its principal place of business at 600 Travis, Houston, Texas 77002, (the "Assignor"), which entity is executing this document solely for the purposes of and with respect to the assignments and assumptions being made hereunder and not with respect to any amendment or other matter hereunder, and Bank One, Texas, N.A., a national banking association, as Trustee, with its principal place of business at 910 Travis, Houston, Texas 77002 (the "Trustee").

        WHEREAS, the Shipowner is the owner of 100% of the following U.S. flag drilling rigs (the "Vessels"):


        Name                          Official No.

        ROGER W. MOWELL               645360
        J.T. ANGEL                    651645
        JIM CUNNINGHAM                651643

  which Vessels have been duly registered in the name of the Shipowner in accordance with the laws of the United States of America; and

        WHEREAS, the Original Mortgage was received for record at 2:35 p.m. on March 29, 1991 at the U.S. Coast Guard Vessel Documentation Office at the Port of Houston, Texas and was recorded in Book No. PM-244 at Inst. No. 1; and

        WHEREAS, the Original Mortgage mortgaged one hundred percent (100%) of the Vessels, together with all of their boilers, engines, machinery, masts, spars, sails, rigging, boats, anchors, chains, tackle, apparel, furniture, fittings, equipment, drilling equipment, pumps, drill pipes, collars, racking, housing, spare parts and supporting inventory, vehicles and living quarters (excluding equipment aboard the Vessels which is not owned by the Shipowner) and all other appurtenances to the Vessels appertaining or belonging, whether now owned or hereafter acquired, whether on board or not, and all additions, improvements and replacements made in or to such Vessels; and

        WHEREAS, the Original Mortgage was granted by the Shipowner to the Assignor for the purpose of securing the obligation of the Shipowner to pay to NMB Postbank Groep N.V. (now known as Internationale Nederlanden Bank N.V.) (the "Lender") all amounts due and payable under that certain Credit Facility Agreement dated as of March 27, 1991 among the Shipowner, the other Borrowers named therein and the Lender (the "Credit Agreement"); and

        WHEREAS, a true and accurate copy of the Credit Agreement is attached to the Mortgage as Exhibit A and forms a part thereof; and

        WHEREAS, pursuant to Amendment No. 1 to Credit Facility Agreement dated as of May 24, 1991 among the Shipowner, the other Borrowers and the Lender ("Amendment No. 1"), certain terms of the Credit Agreement were amended; and

        WHEREAS, the Shipowner and the Assignor amended the Original Mortgage in order to reflect the changes made to the Credit Agreement by Amendment No. 1; and

        WHEREAS, Amendment No. 1 to the Mortgage dated May 31, 1991 was received for record at 2:00 p.m. on June 5, 1991 at the U.S. Coast Guard Vessel Documentation Office at the Port of Houston, Texas and was recorded in Book No. PM-248 at Inst. No. 2; and

        WHEREAS, pursuant to Amendment No. 2 to Credit Facility Agreement dated June 28, 1991 among the Shipowner, the other Borrowers and the Lender ("Amendment No. 2"), certain terms of the Credit Agreement were amended; and

        WHEREAS, the Shipowner and the Assignor amended the Mortgage, pursuant to the terms of Amendment No. 2 to the Mortgage, in order to reflect the changes made to the Credit Agreement by Amendment No. 2; and

        WHEREAS, Amendment No. 2 to the Mortgage dated June 28, 1991, was received for record at 1:31 p.m. on August 6, 1991 at the U.S. Coast Guard Vessel Documentation Office, Port of Houston, Texas and was recorded at Book PM-250, I-3; and

        WHEREAS, pursuant to Amendment No. 3 to Credit Facility Agreement dated August 30, 1991 among the Shipowner, the other Borrowers and the Lender ("Amendment No. 3"), certain terms of the Credit Agreement were amended; and

        WHEREAS, the Shipowner and the Assignor amended the Mortgage to reflect the changes made to the Credit Agreement by Amendment No. 3; and

        WHEREAS, Amendment No. 3 to the Mortgage dated August 30, 1991 was received for record at 8:07 a.m. on September 6, 1991 at the U.S. Coast Guard Vessel Documentation Office, Port of Houston, Texas and was recorded at Book PM-252, I-17; and

        WHEREAS, pursuant to Amendment No. 4 to Credit Facility Agreement dated as of June 30, 1992 among the Shipowner, the other Borrowers and the Lender ("Amendment No. 4"), certain terms of the Credit Agreement were amended; and

        WHEREAS, the Shipowner and the Assignor amended the Mortgage to reflect the changes made to the Credit Agreement by Amendment No. 4; and

        WHEREAS, Amendment No. 4 to the Mortgage dated September 9, 1992 was received for record at the U.S. Coast Guard Vessel Documentation Office for the Port of Houston, Texas on September 10, 1992 at 1:05 p.m. and recorded at Book PM-263, Instrument 82; and

        WHEREAS, pursuant to the terms of Amendment No. 6 to Credit Facility Agreement dated as of February 25, 1993, among the Shipowner, the other Borrowers and the Lender ("Amendment No. 5"), certain terms of the Credit Agreement were amended; and

        WHEREAS, the Shipowner and the Assignor amended the Mortgage in order to reflect the changes made to the Credit Agreement by Amendment No. 5; and

        WHEREAS, Amendment No. 5 to Mortgage dated February 25, 1993 was received for record at 10:32 a.m. in the United States Coast Guard Vessel Documentation Office for the Port of Houston, and was recorded at Book PM-269, Instrument 93; and

        WHEREAS, pursuant to the Amended and Restated Credit Facility Agreement dated the date hereof (the "Restated Agreement") among the Shipowner, the Borrowers listed therein and the Lender, the Credit Agreement was restated and certain of its terms were amended; and

        WHEREAS, the Lender desires that the Trustee act on its behalf in respect of, among other things, the security granted by the Mortgage; and

        WHEREAS,  the  Assignor  has  agreed  to  assign  its  rights   and
  obligations under the Mortgage to the Trustee, and the Trustee has agreed to assume such rights and obligations; and

        WHEREAS, the Shipowner and the Trustee wish to amend the Mortgage to reflect the changes made by the Restated Agreement.

        NOW, THEREFORE, in consideration of the above recitals, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree to assign, assume and amend the Mortgage as follows:

                           Assignment and Assumption

        The Assignor agrees to assign and the Trustee hereby agrees to assume the Mortgage, and the Shipowner hereby consents to such assignment and assumption as follows:

        1. The Assignor hereby sells, transfers, assigns and grants absolutely and not by way of security, all of its right, title and interest and responsibilities, powers, duties, liabilities and obligations in, to and under the Mortgage to the Trustee.

        2. In connection with this Assignment, Assumption and Amendment, the Shipowner represents and warrants to the Trustee that the Mortgage is in full force and effect and there are no events which would constitute a default by the Shipowner under the terms of the Mortgage or events which would, with the passage of time or the giving of notice, constitute such an Event of Default.

        3. The Trustee hereby acknowledges receipt of the Mortgage and expressly agrees to accept the position of trustee under, and be bound by, all of the terms and provisions of the Mortgage, as amended hereby.

        4. The Trustee hereby agrees to perform and comply with all of the terms and conditions of, and hereby assumes all of the right, title and interest, responsibilities, powers, duties, liabilities and obligations of the Assignor under, the Mortgage from and after the date hereof.

        5. The Assignor is hereby released and discharged from its responsibilities, powers, duties, liabilities and obligations under the Mortgage.

        6. The Assignor agrees that at any time and from time to time, upon the written request of the Trustee, the Assignor will promptly and duly execute and deliver any and all such further instruments and documents as may be reasonably necessary to effect transfers expressly made by Assignor under this Assignment, Assumption and Amendment, including, without limitation, assignments of financing statements, and assignments and releases of vessel mortgages.

        7. The Trustee shall be for all purposes under the Mortgage and the other Loan Documents the Trustee without any further acts or instruments on the part of any Person.


                          Amendment No. 6 to Mortgage

        The Shipowner and the Trustee hereby agree to amend the Mortgage as follows:

        A. Exhibit A to the Mortgage is hereby replaced with the Restated Agreement in the form of Exhibit A attached hereto.

        B. Hereinafter each reference in the Mortgage, as amended, to the Credit Agreement shall refer to the Restated Agreement.

        C. Hereinafter each reference in the Mortgage, as amended, to the Trustee shall mean Bank One, Texas, N.A., a national banking association with its principal place of business at 910 Travis, Houston, Texas 77002.

        D.    For purposes of  recording this Amendment No.  6 to Preferred
  Fleet  Mortgage  pursuant  to  46   U.S.C.  31321,  it  amends  mortgage
  covenants. The total amount of the Mortgage is reduced to USD 65,000,000 plus interest and performance of mortgage covenants.

        E. Except as specifically amended herein, the Mortgage shall remain in full force and effect.

        All capitalized terms used herein but not defined herein shall have the meanings given to them in the Mortgage.

        THIS ASSIGNMENT, ASSUMPTION AND AMENDMENT NO. 6 TO PREFERRED FLEET MORTGAGE SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE UNITED STATES OF AMERICA AND, TO THE EXTENT THEY DO NOT APPLY, TO THE INTERNAL LAWS OF THE STATE OF NEW YORK.

        IN WITNESS HEREOF, the parties hereto have duly executed this Assignment, Assumption and Amendment No. 6 to Preferred Fleet Mortgage on the date first written above.

                    READING & BATES DRILLING CO.



                    By:  ________________________________
                          Name:  T. W. Nagle
                          Title: Vice President and
                                  Treasurer



                    The Assignor executes and delivers this Assignment, Assumption and Amendment No. 6 to Preferred Fleet Mortgage solely for the purposes of and with respect to the assignments and assumptions being made hereunder and not with respect to any amendment or other matter hereunder.

                    TEXAS COMMERCE BANK NATIONAL ASSOCIATION, as Trustee
                    Holder-Transferee from the Receiver of    NEW     FIRST
                    CITY, TEXAS-HOUSTON, N.A., successor in interest to FIRST CITY, TEXAS-HOUSTON, N.A.


                    By:   ________________________________
                          Name:  Mauri Cowen
                          Title: Assistant Vice President
                                  and Corporate Trust Office

                   BANK ONE, TEXAS, N.A., as Trustee


                    By:   _________________________________
                          Name:  Roark Ashie
                          Title: Vice President


                                ACKNOWLEDGMENT



  STATE OF TEXAS

  COUNTY OF HARRIS


        BEFORE ME, ______________________________,  a notary public  in and for said county and state, on this day personally appeared
  T. W. Nagle, known to me to be the person whose name is subscribed to the foregoing instrument and known to me to be the Vice President and Treasurer of Reading & Bates Drilling Co., a corporation organized under the laws of Oklahoma, and acknowledged to me that he executed said instrument for the purposes and consideration therein expressed, and as the act of said corporation.

        Given under my hand and seal of office this ___ day of ________, 1995.


                                      _______________________________
                                      Notary Public


                                ACKNOWLEDGMENT



  STATE OF TEXAS

  COUNTY OF HARRIS


        BEFORE ME,  ______________________________, a notary  public in and for said county and state, on this day personally appeared Mauri Cowen, known to me to be the person whose name is subscribed to the foregoing instrument and known to me to be the Assistant Vice President and Corporate Trust Officer of Texas Commerce Bank National Association, a national banking association and acknowledged to me that he executed said instrument for the purposes and consideration therein expressed, and as the act of said association.

        Given under my hand and seal of office this ___ day of _________, 1995.


                                      _______________________________
                                      Notary Public


                                ACKNOWLEDGMENT



  STATE OF TEXAS

  COUNTY OF HARRIS

        BEFORE  ME, ______________________________, a notary  public in and for said county and state, on this day personally appeared Roark Ashie, known to me to be the person whose name is subscribed to the foregoing instrument and known to me to be the Vice President of Bank One, Texas, N.A., a national banking association and acknowledged to me that he executed said instrument for the purposes and consideration therein expressed, and as the act of said association.

        Given under my hand and seal of office this ___ day of _________, 1995.


                                      _______________________________
                                      Notary Public



                                                    EXHIBIT E-4
                                        TO AMENDED AND RESTATED
                                      CREDIT FACILITY AGREEMENT


            Assignment, Assumption and Amendment No. 6
                 to First Preferred Ship Mortgage


       Assignment, Assumption and Amendment No. 6 dated April __, 1995 to the First Preferred Ship Mortgage dated March 29, 1991 (the "Original Mortgage"), as amended (hereinafter the Original Mortgage as amended being referred to as the
  "Mortgage") among READING AND BATES, INC., a corporation organized and existing under the laws of the State of
  Oklahoma, with its principal place of business at 901 Threadneedle, Suite 200, Houston, Texas 77079, (the "Shipowner"), TEXAS COMMERCE BANK NATIONAL ASSOCIATION, as Trustee (Holder-Transferee for the Receiver of New First City, Texas-Houston, N.A., the successor in interest to First City Texas-Houston, N.A.), a national banking association, with its principal place of business at 600 Travis, Houston, Texas 77002, (the "Assignor"), which entity is executing this document solely for the purposes of and with respect to the assignments and assumptions being made hereunder and not with respect to any amendment or other matter hereunder, and Bank One, Texas, N.A., a national banking association, with its principal place of business at 910 Travis, Houston, Texas 77002 (the "Trustee").

       WHEREAS, the Shipowner is the owner of 100% of the U.S. flag drilling rig M. G. HULME, JR., Official No. 651644 (the "Vessel"), which Vessel has been duly registered in the name of the Shipowner in accordance with the laws of the United States of America; and

       WHEREAS, the Original Mortgage was received for record at 2:17 p.m. on March 29, 1991, at the U.S. Coast Guard
  Vessel Documentation Office at the Port of Houston, Texas and was recorded in Book No. PM-243 at Inst. No. 45; and

       WHEREAS, the Original Mortgage mortgaged one hundred percent (100%) of the Vessel, together with all of its boilers, engines, machinery, masts, spars, sails, rigging, boats, anchors, chains, tackle, apparel, furniture, fittings, equipment, drilling equipment, pumps, drill pipes, collars, racking, housing, spare parts and supporting inventory, vehicles and living quarters (excluding equipment aboard the Vessel which is not owned by the Shipowner) and all other appurtenances to the Vessel appertaining or belonging, whether now owned or hereafter acquired, whether on board or not, and all additions, improvements and replacements made in or to such Vessel; and

       WHEREAS, the Original Mortgage was granted by the Shipowner to the Assignor for the purpose of securing the obligation of the Shipowner to pay to NMB Postbank Groep N.V. (now known as Internationale Nederlanden Bank N.V.) (the "Lender") all amounts due and payable under that certain Credit Facility Agreement dated as of March 27, 1991 among the Shipowner, the other Borrowers named therein and the Lender (the "Credit Agreement"); and

       WHEREAS,  a  true  and   accurate  copy  of  the  Credit
  Agreement is attached to the Mortgage as Exhibit A and forms a part thereof; and

       WHEREAS, pursuant to Amendment  No. 1 to Credit Facility
  Agreement dated as of May 24, 1991 among the Shipowner, the other Borrowers and the Lender ("Amendment No. 1"), certain terms of the Credit Agreement were amended; and

       WHEREAS, the Shipowner and the Assignor amended the Original Mortgage in order to reflect the changes made to the Credit Agreement by Amendment No. 1; and

       WHEREAS, Amendment No. 1 to the Mortgage dated May 31, 1991 was received for record at 10:00 a.m. on June 5, 1991 at the U.S. Coast Guard Vessel Documentation Office at the Port of Houston, Texas and was recorded in Book No. PM-247 at Inst. No. 224; and

       WHEREAS, pursuant to Amendment  No. 2 to Credit Facility
  Agreement dated as of June 28, 1991 among the Shipowner, the other Borrowers and the Lender ("Amendment No. 2"), certain terms of the Credit Agreement were amended; and

       WHEREAS, the Shipowner and the Assignor amended the Mortgage in order to reflect the changes made to the Credit
  Agreement by Amendment No. 2; and

       WHEREAS, Amendment No. 2 to the Mortgage dated June 28, 1991 was received for record at the U.S. Coast Guard Vessel Documentation Office, Port of Houston, Texas on August 5, 1991, at 9:30 a.m. and was recorded at Book No. PM-249, I-231; and

       WHEREAS, pursuant to Amendment  No. 3 to Credit Facility
  Agreement dated August 30, 1991, among the Shipowner, the other Borrowers and the Lender ("Amendment No. 3"), certain terms of the Credit Agreement were amended; and

       WHEREAS, the Shipowner and the Assignor amended the Mortgage to reflect the changes made to the Credit Agreement by Amendment No. 3; and

       WHEREAS, Amendment No. 3 to the Mortgage dated August 30, 1991 was received for record at 7:05 a.m. on September 5, 1991 at the U.S. Coast Guard Vessel Documentation Office, Port of Houston, Texas and was recorded at Book PM-252, I-1; and

       WHEREAS, pursuant to Amendment  No. 4 to Credit Facility
  Agreement dated as of June 30, 1992 among the Shipowner, the other Borrowers and the Lender ("Amendment No. 4"), certain terms of the Credit Agreement were amended; and

       WHEREAS, the Shipowner and the Assignor amended the Mortgage to reflect the changes made to the Credit Agreement by Amendment No. 4; and

       WHEREAS, Amendment No. 4 to the Mortgage dated September 9, 1992 was received for record on September 10, 1992 at 12:35 p.m. at the U.S. Coast Guard Vessel Documentation Office for the Port of Houston, Texas and recorded at Book PM-263, Instrument 81; and

       WHEREAS, pursuant to the terms of Amendment No. 5 to Credit Facility Agreement dated as of February 25, 1993, among the Shipowner, the other Borrowers and the Lender ("Amendment No. 5"), certain terms of the Credit Agreement were amended; and

       WHEREAS, the Shipowner and the Assignor amended the Mortgage to reflect the changes made to the Credit Agreement by Amendment No. 5.

       WHEREAS, Amendment No. 5 to Mortgage dated February 25, 1993 was received for record at 2:20 p.m. in the United States Coast Guard Vessel Documentation Office for the Port of Houston, and was recorded at Book PM-269, Instrument 96; and

       WHEREAS, pursuant to the Amended and Restated Credit Facility Agreement dated the date hereof (the "Restated Agreement") among the Shipowner, the Borrowers listed therein and the Lender, the Credit Agreement was restated and certain of its terms were amended; and

       WHEREAS, the Lender desires that the Trustee act on its behalf in respect of, among other things, the security granted by the Mortgage; and

       WHEREAS, the Assignor has agreed to assign its rights and obligations under the Mortgage to the Trustee, and the Trustee has agreed to assume such rights and obligations; and

       WHEREAS, the Shipowner and the Trustee wish to amend the
  Mortgage  to  reflect  the   changes  made  by  the  Restated
  Agreement.

       NOW, THEREFORE, in consideration of the above recitals, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree to amend the Mortgage as follows:

                    Assignment and Assumption

       The Assignor agrees to assign and the Trustee hereby agrees to assume the Mortgage, and the Shipowner hereby consents to such assignment and assumption as follows:

       The Assignor hereby sells, transfers, assigns and grants absolutely and not by way of security, all of its right, title and interest and responsibilities, powers, duties, liabilities and obligations in, to and under the Mortgage to the Trustee.

       In connection with this Assignment, Assumption and Amendment, the Shipowner represents and warrants to the Trustee that the Mortgage is in full force and effect and there are no events which would constitute a default by the Shipowner under the terms of the Mortgage or events which would, with the passage of time or the giving of notice, constitute such an Event of Default.

       The Trustee hereby acknowledges receipt of the Mortgage and expressly agrees to accept the position of trustee under, and be bound by, all of the terms and provisions of the Mortgage, as amended hereby.

       The Trustee hereby agrees to perform and comply with all of the terms and conditions of, and hereby assumes all of the right, title and interest, responsibilities, powers, duties, liabilities and obligations of the Assignor under, the Mortgage from and after the date hereof.

       The Assignor is hereby released and discharged from its responsibilities, powers, duties, liabilities and obligations under the Mortgage.

       The Assignor agrees that at any time and from time to time, upon the written request of the Trustee, the Assignor will promptly and duly execute and deliver any and all such further instruments and documents as may be reasonably necessary to effect the transfers expressly made by Assignor under this Assignment, Assumption and Amendment, including, without limitation, assignments of financing statements, and assignments and releases of vessel mortgages.

       The Trustee shall be for all purposes under the Mortgage and the other Loan Documents the Trustee without any further acts or instruments on the part of any Person.

                   Amendment No. 6 to Mortgage

       The Shipowner and the Trustee hereby agree to amend the Mortgage as follows:

       Exhibit A to the Mortgage is hereby replaced with the Restated Agreement in the form of Exhibit A attached hereto.

       Hereinafter each  reference in the Mortgage, as amended,
  to  the   Credit  Agreement  shall  refer   to  the  Restated
  Agreement.

       Hereinafter each reference in the Mortgage, as amended, to the Trustee shall mean Bank One, Texas, N.A., a national banking association with its principal place of business at 910 Travis, Houston, Texas 77002.

       For purposes of recording this Amendment No. 6 to First Preferred Ship Mortgage pursuant to 46 U.S.C. 31321, it amends mortgage covenants. The total amount of the Mortgage is reduced to USD 65,000,000 plus interest and performance of mortgage covenants.

       Except as specifically amended herein, the Mortgage shall remain in full force and effect.

       All capitalized terms used herein but not defined herein shall have the meanings given to them in the Mortgage.

       THIS ASSIGNMENT, ASSUMPTION AND AMENDMENT NO. 6 TO FIRST PREFERRED SHIP MORTGAGE SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE UNITED STATES OF AMERICA AND, TO THE EXTENT THEY DO NOT APPLY, TO THE INTERNAL LAWS OF THE STATE OF NEW YORK.

       IN WITNESS HEREOF, the parties hereto have duly executed this Assignment, Assumption and Amendment No. 6 to First
  Preferred Ship Mortgage on the date first written above.


                 READING AND BATES, INC.


                 By:  ______________________________
                      Name:  _______________________
                      Title: _______________________

                 The Assignor executes and delivers this Assignment, Assumption and Amendment No. 6 to First Preferred Ship Mortgage solely for the purposes of and with respect to the assignments and assumptions being made hereunder and not with respect to any amendment or other matter hereunder.

                 TEXAS COMMERCE BANK NATIONAL ASSOCIATION, as Trustee Holder-Transferee from the Receiver of NEW FIRST CITY, TEXAS-HOUSTON, N.A., successor in interest to FIRST CITY, TEXAS-HOUSTON, N.A.


                      By:  _____________________________
                      Name:  ___________________________
                      Title: ___________________________


                      BANK ONE, TEXAS, N.A.

                      By:  _____________________________
                      Name:  ___________________________
                      Title: ___________________________



                         ACKNOWLEDGEMENT


  STATE OF TEXAS

  COUNTY OF HARRIS

       BEFORE  ME,  _______________________________,  a  notary
  public in and for said county and state, on this day personally appeared ____________________________________, known to me to be the person whose name is subscribed to the foregoing instrument and known to me to be the ____________________________ of Reading and Bates, Inc., a
  corporation organized under the laws of Oklahoma, and acknowledged to me that he executed said instrument for the purposes and consideration therein expressed, and as the act of said corporation.

       Given under my hand and seal of office this _____ day of ________, 1995.



                                ____________________________
                                Notary Public

                          ACKNOWLEDGEMENT


  STATE OF TEXAS

  COUNTY OF HARRIS

       BEFORE  ME,  _______________________________,  a  notary
  public in and for said county and state, on this day personally appeared ______________, known to me to be the person whose name is subscribed to the foregoing instrument and known to me to be the ______________________________ of
  Texas Commerce Bank National Association, a national banking association and acknowledged to me that he executed said instrument for the purposes and consideration therein expressed, and as the act of said association.

       Given under my hand and seal of office this _____ day of ________, 1995.



                                ____________________________
                                Notary Public


                          ACKNOWLEDGMENT



  STATE OF TEXAS

  COUNTY OF HARRIS


       BEFORE  ME,   ______________________________,  a  notary
  public in and for said county and state, on this day personally appeared ___________________, known to me to be the person whose name is subscribed to the foregoing instrument and known to me to be the _________________________________ of BANK ONE, TEXAS, N.A., a
  national banking association and acknowledged to me that he executed said instrument for the purposes and consideration therein expressed, and as the act of said association.

       Given under my hand and seal of office this ___ day of ________, 1995.


                                _______________________________
                                Notary Public

                                                                EXHIBIT F-1
                                                    TO AMENDED AND RESTATED
                                                  CREDIT FACILITY AGREEMENT


                           ASSIGNMENT OF INSURANCES


        1. READING AND BATES BORNEO DRILLING CO., LTD., a corporation organized and existing under the laws of the State of Oklahoma (referred to herein as the "Assignor"), in consideration of Ten Dollars (USD 10.00) lawful money of the United States of America, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, as owner or agent of the Panamanian flag drilling barge CHARLEY GRAVES, Official No. 6618-76-B (the "Vessel"), has granted, sold, assigned, transferred and set over and by this instrument does grant, sell, assign, transfer and set over unto BANK ONE, TEXAS, N.A., its successors, and assigns (collectively, the "Assignee"), as trustee for INTERNATIONALE NEDERLANDEN BANK, N.V. (the "Lender"), to the Assignee's own proper use and benefit, a security interest as security for all amounts due and owing under the Amended and Restated Credit Facility Agreement dated as of April __, 1995, (the "Restated Credit Agreement") among Assignor, the other Borrowers named therein and the Lender, in all right, title and interest of the Assignor under, in and to (i) all insurances in respect of the Vessel whether now or hereafter to be effected (excluding employers' liabilities, workman's compensation, protection and indemnity, general and excess liabilities and similar insurances), and all renewals of or replacements for the same, (ii) all claims, returns of premium and other moneys and claims for moneys due and to become due under said insurances or in respect of said insurances,
  (iii) all other rights of the Assignor under or in respect of said insurances and (iv) any proceeds of any of the foregoing (collectively, the "Insurances").

        2. It is expressly agreed that anything herein contained to the contrary notwithstanding, the Assignor shall remain liable under the Insurances to perform all of the respective obligations assumed by it thereunder and the Assignee shall have no obligation or liability under the Insurances by reason of or arising out of this Assignment nor shall the Assignee be required or obligated in any manner to perform or fulfill any obligations of the Assignor under or pursuant to the Insurances or to make any payment or to make any inquiry as to the nature or sufficiency of any payment received by it or to present or file any claim, or to take any other action to collect or enforce the payment of any amounts which may have been assigned to it or to which it may be entitled hereunder at any time or times.

        3.    The  Assignor  does   hereby  constitute  the  Assignee,  its
  successors and assigns, the Assignor's true and lawful attorney, irrevocably, with full power to ask, require, demand, receive compound and give acquittance for any and all moneys and claims for moneys due and to become due under or arising out of the Insurances, to endorse any checks or other instruments or orders in connection therewith and to file any claims or to take any action or institute any proceedings which the Assignee may deem to be necessary or advisable in the premises.

        4. The Assignor hereby covenants and agrees to procure that notice of this Assignment shall be duly given to all underwriters and that where the consent of any underwriter is required pursuant to any of the Insurances that it shall be obtained and evidence thereof shall be given to the Assignee, or, in the alternative, that in the case of protection and indemnity coverage the Assignee shall obtain a letter of undertaking by the underwriters, and that there shall be duly endorsed upon all slips, cover notes, policies, certificates of entry or other instruments issued or to be issued in connection with the Insurance assigned hereby such clauses as to named assured or loss payee as the Assignee may require or approve. In all cases, unless otherwise agreed in writing by the Assignee, such slips, cover notes, notices, certificates of entry or other instruments shall show the Assignee as a named assured and a loss payee and shall provide that there will be no recourse against the Assignee for payment of premiums, calls or assessments.

        5. The powers and authority granted to the Assignee herein have been given for a valuable consideration and are hereby declared to be irrevocable, until all amounts due under the Restated Credit Agreement are paid in full.

        6. The Assignor agrees that at any time and from time to time, upon the written request of the Assignee, the Assignor will promptly and duly execute and deliver any and all such further instruments and documents as the Assignee may reasonably deem desirable in obtaining the full benefits of this Assignment and of the rights and powers herein granted.

        7. The Assignor does hereby warrant and represent that it has not assigned or pledged, and hereby covenants that, without the prior written consent thereto of the Assignee, so long as this Assignment shall remain in effect, it will not assign or pledge the whole or any part of the right, title and interest hereby assigned to anyone other than the Assignee, it successors or assigns, and it will not take or omit to take any action, the taking or omission of which might result in an alteration or impairment of the Insurances, of this Assignment or of any of the rights created by the Insurances or this Assignment.

        8. All notices or other communications which are required to be made to the Assignee hereunder shall be made by postage prepaid letter or by telefax, confirmed by letter to:


                    Bank One, Texas, N.A.
                      as Trustee
                    910 Travis, 6th Floor
                    Houston, Texas 77002
                    Attention:  Roark Ashie
                    Telefax No. (713) 751-6806

  or at such other address as may have been furnished in writing by the Assignee.

        9. Any payments made pursuant to the terms hereof shall be made to the Assignee to such account or accounts as may, from time to time be designated by the Assignee.

        10. THIS ASSIGNMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK, AND MAY NOT BE AMENDED OR CHANGED EXCEPT BY AN INSTRUMENT IN WRITING.

        IN WITNESS WHEREOF,  the Assignor has caused this Assignment  to be
  duly executed this     day of April __, 1995.


                                      READING AND BATES BORNEO DRILLING
                                        CO., LTD.


                                      By:
                                      Name:  T. W. Nagle
                                      Title: Vice President and
                                               Treasurer

                                                                EXHIBIT F-2
                                                    TO AMENDED AND RESTATED
                                                  CREDIT FACILITY AGREEMENT

                           ASSIGNMENT OF INSURANCES

        1. READING & BATES (A) PTY., LTD., a corporation organized and existing under the laws of Australia (referred to herein as the "Assignor"), in consideration of Ten Dollars (USD 10.00) lawful money of the United States of America, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, as owner or agent of the Australian flag drilling barge RON TAPPMEYER, ex. Official No. 597497 (the "Vessel"), has granted, sold, assigned, transferred and set over and by this instrument does grant, sell, assign, transfer and set over unto BANK ONE, TEXAS, N.A., its successors, and assigns (collectively, the "Assignee"), as trustee for INTERNATIONALE NEDERLANDEN BANK, N.V. (the "Lender"), to the Assignee's own proper use and benefit, a security interest as security for all amounts due and owing under the Amended and Restated Credit Facility Agreement dated as of April __, 1995, (the "Restated Credit Agreement") among Assignor, the other Borrowers named therein and the Lender, in all right, title and interest of the Assignor under, in and to (i) all insurances in respect of the Vessel whether now or hereafter to be effected (excluding employers' liabilities, workman's compensation, protection and indemnity, general and excess liabilities and similar insurances), and all renewals of or replacements for the same, (ii) all claims, returns of premium and other moneys and claims for moneys due and to become due under said insurances or in respect of said insurances, (iii) all other rights of the Assignor under or in respect of said insurances and (iv) any proceeds of any of the foregoing (collectively, the "Insurances").

        2. It is expressly agreed that anything herein contained to the contrary notwithstanding, the Assignor shall remain liable under the Insurances to perform all of the respective obligations assumed by it thereunder and the Assignee shall have no obligation or liability under the Insurances by reason of or arising out of this Assignment nor shall the Assignee be required or obligated in any manner to perform or fulfill any obligations of the Assignor under or pursuant to the Insurances or to make any payment or to make any inquiry as to the nature or sufficiency of any payment received by it or to present or file any claim, or to take any other action to collect or enforce the payment of any amounts which may have been assigned to it or to which it may be entitled hereunder at any time or times.

        3.    The  Assignor  does   hereby  constitute  the  Assignee,  its
  successors and assigns, the Assignor's true and lawful attorney, irrevocably, with full power to ask, require, demand, receive compound and give acquittance for any and all moneys and claims for moneys due and to become due under or arising out of the Insurances, to endorse any checks or other instruments or orders in connection therewith and to file any claims or to take any action or institute any proceedings which the Assignee may deem to be necessary or advisable in the premises.

        4. The Assignor hereby covenants and agrees to procure that notice of this Assignment shall be duly given to all underwriters and that where the consent of any underwriter is required pursuant to any of the Insurances that it shall be obtained and evidence thereof shall be given to the Assignee, or, in the alternative, that in the case of protection and indemnity coverage the Assignee shall obtain a letter of undertaking by the underwriters, and that there shall be duly endorsed upon all slips, cover notes, policies, certificates of entry or other instruments issued or to be issued in connection with the Insurance assigned hereby such clauses as to named assured or loss payee as the Assignee may require or approve. In all cases, unless otherwise agreed in writing by the Assignee, such slips, cover notes, notices, certificates of entry or other instruments shall show the Assignee as a named assured and a loss payee and shall provide that there will be no recourse against the Assignee for payment of premiums, calls or assessments.

        5. The powers and authority granted to the Assignee herein have been given for a valuable consideration and are hereby declared to be irrevocable, until all amounts due under the Restated Credit Agreement are paid in full.

        6. The Assignor agrees that at any time and from time to time, upon the written request of the Assignee, the Assignor will promptly and duly execute and deliver any and all such further instruments and documents as the Assignee may reasonably deem desirable in obtaining the full benefits of this Assignment and of the rights and powers herein granted.

        7. The Assignor does hereby warrant and represent that it has not assigned or pledged, and hereby covenants that, without the prior written consent thereto of the Assignee, so long as this Assignment shall remain in effect, it will not assign or pledge the whole or any part of the right, title and interest hereby assigned to anyone other than the Assignee, it successors or assigns, and it will not take or omit to take any action, the taking or omission of which might result in an alteration or impairment of the Insurances, of this Assignment or of any of the rights created by the Insurances or this Assignment.

        8. All notices or other communications which are required to be made to the Assignee hereunder shall be made by postage prepaid letter or by telefax, confirmed by letter to:

                    Bank One, Texas, N.A.
                      as Trustee
                    910 Travis, 6th Floor
                    Houston, Texas 77002
                    Attention:  Roark Ashie
                    Telefax No. (713) 751-6806

  or at such other address as may have been furnished in writing by the Assignee.

        9. Any payments made pursuant to the terms hereof shall be made to the Assignee to such account or accounts as may, from time to time be designated by the Assignee.

        10. THIS ASSIGNMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK, AND MAY NOT BE AMENDED OR CHANGED EXCEPT BY AN INSTRUMENT IN WRITING.

        IN WITNESS WHEREOF,  the Assignor has caused this Assignment  to be
  duly executed this     day of April, 1995.


  THE COMMON SEAL OF
  READING & BATES (A)
  PTY. LTD. was hereunto
  affixed by authority of
  the Board of Directors
  in the presence of:


  _________________________
  T. W. Nagle, Director

  _________________________
  W. K. Hillin, Secretary

                                                                 EXHIBIT G-1
                                                     TO AMENDED AND RESTATED
                                                   CREDIT FACILITY AGREEMENT


      ASSIGNMENT OF DRILLING CONTRACT REVENUES AND EARNINGS


      1.   READING AND  BATES  BORNEO DRILLING  CO.,  LTD.,   a  corporation
organized and existing under the laws of the State of Oklahoma (hereinafter called the "Assignor"), in consideration of Ten Dollars (USD 10.00) lawful
money of  the United  States   of  America,  and  other  good  and  valuable
consideration, the receipt and sufficiency of which is hereby acknowledged, has granted, sold, assigned, transferred and set over and by this instrument
does grant, sell, assign, transfer and set over unto Bank One, Texas,   N.A.
its successors, and assigns (collectively the "Assignee"), as trustee for INTERNATIONALE NEDERLANDEN BANK, N.V. (the "Lender"), to the Assignee's own proper use and benefit, and does hereby grant the Assignee a security interest as security for all amounts due and owing under the Amended and Restated Credit Facility Agreement dated as of April __, 1995 (the "Restated Credit Agreement") among the Assignor, the other Borrowers listed therein and the Lender, in all of the Assignor's right, title and interest in and to
(i) all day rate payments, freights, charter hire and any other moneys earned and to be earned, due or to become due or paid or payable to, or for the account of the Assignor, of whatsoever nature, arising out of any drilling contracts or as a result of the ownership, chartering and other operations of any kind whatsoever by the Assignor or its agent of the Panamanian flag drilling barge CHARLEY GRAVES, Official No. 6618-76-B (the "Vessel"), (ii) all moneys and claims for moneys due and to become due to the Assignor and all claims for damages arising out of the breach of any and all present or future drilling contracts, charter parties, and operations of every kind whatsoever of the Vessel and in and to any and all claims and causes of action for money, loss or damages that may accrue or belong to the Assignor, its successors, or assigns, arising out of or in any way connected with any and all present and future requisitions, drilling contracts, charter parties, and other operations of the Vessel of any kind whatsoever, (iii) all moneys and claims for moneys due and to become due to the Assignor, and all claims for damages in respect of the actual or constructive total loss of or requisition of use of or title to any Vessel and (iv) any proceeds of any of the foregoing.

      2. The Assignor covenants that it will have all day rate payments, charter hire, earnings and other moneys described in Section 1(i)-(iv) above hereby assigned paid promptly to an account in Assignor's name to the Lender's South East Branch office in Amsterdam, The Netherlands pursuant to the written instructions of the Assignee. After an Event of Default as defined in the Restated Credit Agreement occurs and is continuing, the
Assignor will, upon the request of the Assignee, write letters to the Assignor's agents and representatives into whose hands or control may come any earnings and moneys and other security hereby assigned, informing each such addressee of this Assignment and instructing such addressee to remit promptly to the Assignee or as designated by the Assignee, all day rate payments, charter hire, earnings and moneys and other security hereby assigned which may come into the addressee's hands or control and to continue to make such remittances until such time as the addressee may receive written notice or instructions to the contrary direct from the Assignee. The Assignor further covenants that it will instruct each such addressee to acknowledge directly to the Assignee receipt of each Assignor's letter of notification and the instructions. Any sum in respect of moneys assigned hereunder which is in the hands of any Assignor's agents and representatives referred to above, after an Event of Default as defined in the Restated Credit Agreement occurs and is continuing, shall be deemed to have been received by them for the use and on behalf of the Lender.

      3. Any sums recoverable hereunder after an Event of Default as defined in the Restated Credit Agreement occurs and is continuing shall be payable in accordance with Article II, Section 11 of the Mortgage on the Vessel described in the Restated Credit Agreement (the "Mortgage") and any moneys received by the Assignee hereunder shall be held by the Assignee in trust to be applied in accordance with Section 11 of Article II of the Mortgage.

      4. It is expressly agreed that anything herein contained to the contrary notwithstanding, the Assignee shall have no obligation or liability under any drilling contract or charter party by reason of or arising out of this Assignment nor shall the Assignee be required or obligated in any manner to perform or fulfill any obligations of the Assignor under or pursuant to any drilling contract or charter party or to make any payment or to make any inquiry as to the nature or sufficiency of any payment received by it or to present or file any claim, or to take any other action to collect or enforce the payment of any amounts which may have been assigned to it or to which it may be entitled to hereunder at any time or times.

      5. The Assignor hereby covenants with the Assignee for the benefit of the Lender that it will pay to the Assignee on demand all moneys whatsoever which the Assignee or the Lender shall or may expend, be put to or become liable for, in or about the protection, maintenance or enforcement of the security created by this Assignment or in or about the exercise by the Assignee or the Lender of any of the powers vested in it or them under the Mortgage or hereunder together with interest thereon at the rate provided for in Section 9.3 of the Restated Credit Agreement from the date when such moneys were expended by the Assignee or the Lender until the date of actual receipt, whether before or after any relevant judgment.

      6. The Assignor does hereby constitute the Assignee, its successors and assigns, the Assignor's true and lawful attorney, irrevocably, with full power (in the name of the Assignor or otherwise) to ask, require, demand, receive, compound and give acquittance for any and all moneys, claims, property and rights hereby assigned, to endorse any checks or other instruments or orders in connection therewith and to file any claims or to take any action or institute any proceedings which the Assignee may deem to be necessary or advisable in the premises.

      7. The powers and authority granted to the Assignee herein have been given for a valuable consideration and are hereby declared to be irrevocable, until all amounts due under the Restated Credit Agreement are paid in full.

      8. The Assignor agrees that at any time and from time to time, upon the written request of the Assignee, the Assignor will promptly and duly execute and deliver any and all such further instruments and documents as the Assignee may reasonably deem desirable in obtaining the full benefits of this Assignment and of the rights and powers herein granted.

      9. The Assignor does hereby warrant and represent that it has not assigned or pledged, and hereby covenants that, without the prior written consent thereto of the Assignee, so long as this Assignment shall remain in effect, it will not assign or pledge the whole or any part of the right, title and interest hereby assigned to anyone other than the Assignee, its successors or assigns, and it will not take or omit to take any action, the taking or omission of which might result in an alteration or impairment of said right or this Assignment.

      10. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK AND MAY NOT BE AMENDED OR CHANGED EXCEPT BY AN INSTRUMENT IN WRITING.

      11. All notices or other communications which are required to be made to the Assignee hereunder shall be made by postage prepaid letter or by telefax, confirmed by letter, to:

            BANK ONE, TEXAS, N.A.
                  AS TRUSTEE
            910 Travis, 6th Floor
            Houston, Texas 77002
            Attention:  Roark Ashie
            Telefax No.:  (713) 751-6806

or at such other address as may have been furnished in writing by the Assignee.

      12. The Assignor agrees that the Assignee may execute and file any financing statements or papers or similar purpose or effect relating to this Assignment.

      IN WITNESS WHEREOF,  the Assignor has caused this Assignment to be duly
executed this       day of April, 1995.


                                    READING AND BATES BORNEO DRILLING
                                      CO., LTD.


                                    By:  ______________________________
                                         Name:  T. W. Nagle
                                         Title: Vice President and
                                                 Treasurer

                                                               EXHIBIT G-2
                                                   TO AMENDED AND RESTATED
                                                 CREDIT FACILITY AGREEMENT


             ASSIGNMENT OF DRILLING CONTRACT REVENUES AND EARNINGS


              1. READING & BATES (A) PTY., LTD., a corporation organized and existing under the laws of Australia (hereinafter called the "Assignor"), in consideration of Ten Dollars (USD 10.00) lawful money of the United States of America, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, has granted, sold, assigned, transferred and set over and by this instrument does grant, sell, assign, transfer and set over unto Bank One, Texas, N.A. its successors, and assigns (collectively the "Assignee"), as trustee for INTERNATIONALE NEDERLANDEN BANK, N.V. (the "Lender"), to the Assignee's own proper use and benefit, and does hereby grant the Assignee a security interest as security for all amounts due and owing under the Amended and Restated Credit Facility Agreement dated as of April 27, 1995 (the "Restated Credit Agreement") among the Assignor, the other Borrowers listed therein and the Lender, in all of the Assignor's right, title and interest in and to (i) all day rate payments, freights, charter hire and any other moneys earned and to be earned, due or to become due or paid or payable to, or for the account of the Assignor, of whatsoever nature, arising out of any drilling contracts or as a result of the ownership, chartering and other operations of any kind whatsoever by the Assignor or its agent of the Australian flag drilling barge RON TAPPMEYER, ex. Official No. 597497 (the "Vessel"), (ii) all moneys and claims for moneys due and to become due to the Assignor and all claims for damages arising out of the breach of any and all present or future drilling contracts, charter parties, and operations of every kind whatsoever of the Vessel and in and to any and all claims and causes of action for money, loss or damages that may accrue or belong to the Assignor, its successors, or assigns, arising out of or in any way connected with any and all present and future requisitions, drilling contracts, charter parties, and other operations of the Vessel of any kind whatsoever, (iii) all moneys and claims for moneys due and to become due to the Assignor, and all claims for damages in respect of the actual or constructive total loss of or requisition of use of or title to any Vessel and (iv) any proceeds of any of the foregoing.

        2. The Assignor covenants that it will have all day rate payments, charter hire, earnings and other moneys described in Section 1(i)-(iv) above hereby assigned paid promptly to an account in Assignor's name to the Lender's South East Branch office in Amsterdam, The Netherlands pursuant to the written instructions of the Assignee. After an Event of Default as defined in the Restated Credit Agreement occurs and is continuing, the Assignor will, upon the request of the Assignee, write letters to the Assignor's agents and representatives into whose hands or control may come any earnings and moneys and other security hereby assigned, informing each such addressee of this Assignment and instructing such addressee to remit promptly to the Assignee or as designated by the Assignee, all day rate payments, charter hire, earnings and moneys and other security hereby assigned which may come into the addressee's hands or control and to continue to make such remittances until such time as the addressee may receive written notice or instructions to the contrary direct from the Assignee. The Assignor further covenants that it will instruct each such addressee to acknowledge directly to the Assignee receipt of each Assignor's letter of notification and the instructions. Any sum in respect of moneys assigned hereunder which is in the hands of any Assignor's agents and representatives referred to above, after an Event of Default as defined in the Restated Credit Agreement occurs and is continuing, shall be deemed to have been received by them for the use and on behalf of the Lender.

        3. Any sums recoverable hereunder after an Event of Default as defined in the Restated Credit Agreement occurs and is continuing shall be payable in accordance with Article II, Section 11 of the Mortgage on the Vessel described in the Restated Credit Agreement (the "Mortgage") and any moneys received by the Assignee hereunder shall be held by the Assignee in trust to be applied in accordance with Section 11 of Article II of the Mortgage.

        4. It is expressly agreed that anything herein contained to the contrary notwithstanding, the Assignee shall have no obligation or liability under any drilling contract or charter party by reason of or arising out of this Assignment nor shall the Assignee be required or obligated in any manner to perform or fulfill any obligations of the Assignor under or pursuant to any drilling contract or charter party or to make any payment or to make any inquiry as to the nature or sufficiency of any payment received by it or to present or file any claim, or to take any other action to collect or enforce the payment of any amounts which may have been assigned to it or to which it may be entitled to hereunder at any time or times.

        5. The Assignor hereby covenants with the Assignee for the benefit of the Lender that it will pay to the Assignee on demand all moneys whatsoever which the Assignee or the Lender shall or may expend, be put to or become liable for, in or about the protection, maintenance or enforcement of the security created by this Assignment or in or about the exercise by the Assignee or the Lender of any of the powers vested in it or them under the Mortgage or hereunder together with interest thereon at the rate provided for in Section 9.3 of the Restated Credit Agreement from the date when such moneys were expended by the Assignee or the Lender until the date of actual receipt, whether before or after any relevant judgment.

        6.    The  Assignor  does  hereby  constitute  the   Assignee,  its
  successors and assigns, the Assignor's true and lawful attorney, irrevocably, with full power (in the name of the Assignor or otherwise) to ask, require, demand, receive, compound and give acquittance for any and all moneys, claims, property and rights hereby assigned, to endorse any checks or other instruments or orders in connection therewith and to file any claims or to take any action or institute any proceedings which the Assignee may deem to be necessary or advisable in the premises.

        7. The powers and authority granted to the Assignee herein have been given for a valuable consideration and are hereby declared to be irrevocable, until all amounts due under the Restated Credit Agreement are paid in full.

        8. The Assignor agrees that at any time and from time to time, upon the written request of the Assignee, the Assignor will promptly and duly execute and deliver any and all such further instruments and documents as the Assignee may reasonably deem desirable in obtaining the full benefits of this Assignment and of the rights and powers herein granted.

        9. The Assignor does hereby warrant and represent that it has not assigned or pledged, and hereby covenants that, without the prior written consent thereto of the Assignee, so long as this Assignment shall remain in effect, it will not assign or pledge the whole or any part of the right, title and interest hereby assigned to anyone other than the Assignee, its successors or assigns, and it will not take or omit to take any action, the taking or omission of which might result in an alteration or impairment of said right or this Assignment.

        10.   THIS  AGREEMENT  SHALL  BE   GOVERNED  BY  AND  CONSTRUED  IN
  ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK AND MAY NOT BE AMENDED OR CHANGED EXCEPT BY AN INSTRUMENT IN WRITING.

        11. All notices or other communications which are required to be made to the Assignee hereunder shall be made by postage prepaid letter or by telefax, confirmed by letter, to:

              BANK ONE, TEXAS, N.A.
                    AS TRUSTEE
              910 Travis, 6th Floor
              Houston, Texas 77002
              Attention:  Roark Ashie
              Telefax No.:  (713) 751-6806

  or at such other address as may have been furnished in writing by the Assignee.

        12. The Assignor agrees that the Assignee may execute and file any financing statements or papers or similar purpose or effect relating to this Assignment.

        13. In accordance with the Corporations Law of the State of Western Australia, Commonwealth of Australia, the Assignor agrees that the maximum prospective liability secured by this Assignment is seven million four hundred twenty five thousand Australian dollars, provided however that this Section 13 shall not limit the amount secured by or recoverable under this Assignment or any other Loan Document referred to in the Restated Credit Agreement.

        IN WITNESS WHEREOF,  the Assignor has caused this Assignment  to be
  duly executed this       day of April, 1995.


                                      READING & BATES (A) PTY., LTD.


                                      By:
                                      Name:
                                      Title:



                                                                EXHIBIT H-1
                                                    TO AMENDED AND RESTATED
                                                  CREDIT FACILITY AGREEMENT

 NMB BANK  Letterhead
 --------------------------------------------------------------------------
 NMB-Bank             Documentary Trade Dept.
 P. O. Box 1441         1000 Bk. Amsterdam              Irrevocable
 Loc:  HE.04.01         Swift, NMBANL2A                 Documentary Credit
 Telex:  11402          Fax:   (31)205635818
                                                    Date:  28.MAR.91
                                                 Our Ref.: IA4154620
 --------------------------------------------------------------------------
 ADVISING BANK:                            APPLICANT:
 NMB Bank New York                         Reading & Bates Drilling Co.
 Paying and Receiving Division             C/O NMB Bank
 125 East 57th Street                      Amsterdam Zuib Oost.Branch
 New York - N. Y. 10022-2101  U.S.A.       -081-
 --------------------------------------------------------------------------
 BENEFICIARY:
 Den Norkse Bank AS                         AMOUNT:  USD 5,000,000.00
 600 Fifth Avenue                           Expiry-Date:  30.APR.96
 New York, New York 10020                          BY PAYMENT
 USA                                               IN:  Amsterdam
 --------------------------------------------------------------------------
 ATTN. L/C DEPT  -  Marc Marciano   -  One of the Famous Four
 --------------------------------------------------------------------------
 TO:    Den Norske Bank AS
        600 Fifth Avenue
        New York, New York  10020

 Dear Sirs,

 We, NMB Postbank Groep NV, hereby issue this irrevocable standby Letter of Credit No. IA4154620 in Favour of Den Norske Bank AS (you or the
 Beneficiary) by order of and for the account of our customer, Reading and Bates Corporation (RBC) in an amount not to exceed USD 5,000,000.00 (the credit amount). This standby Letter of Credit is being issued to you in connection with the term loan agreement dated as of June 20, 1990 between you and HRB Rig Corporation (HRB) (as amended, modified or supplumented hereafter, the agreement).

 You are hereby irrevocably authorized to draw from time to time hereunder an amount not exceeding the credit amount to satisfy amounts then due and payable by HRB to you under the terms of the agreement.

 This standby Letter of Credit is effective immediately and expires on the expiration date (as hereinafter defined).

 You may demand payment of all or a portion of the credit amount by presentation at our counters of your duly tested telex/swift certificate, in the form of Annex A to this credit.

 Which forms an integral part of NMB-Bank Letter of Credit Number:IA4154620

 Partial drawings are premitted, but drawings hereunder honored by us shall not, in the aggregate, exceed the credit amount.

 Certificates must be presented to us on or before April 30, 1996 (the expiration date) or, if such day is not a business day, the next succeeding business day.

 Any drawing hereunder shall be made by duly tested telex of swift addressed to NMB Postbank Group NV, Attention Documentary Trade Department, Amsterdam, The Netherlands, Telex No. 11402, Swift NMB ANL 2A, our Ref. No. IA4154620.

 We hereby agree that all drawings strictly in compliance with the terms and conditions of this Standby Letter of Credit will by duly honored if drawn and presented at our counters on or before its expiration, as provided above.

 This Standby Letter of Credit shall be subject to the terms and provisions
 of   the  uniform  customs   and  practice  for   documentary credits (ICC
 Publication 400, 1983 Revision) of the  International Chamber of  Commerce.

      **********************************************************
                           ANNEX A
                   TO STANDBY LETTER OF CREDIT
                        NO. IA4154620
        STANDBY LETTER OF CREDIT DRAWDOWN CERTIFICATE

 NMB Postbank Groep NV
 Amsterdam
 The Netherlands
 Attention:       Documentary Trade Department
                  Your Standby Letter of Credit No. IA4154620

 We, Den Norske Bank AS, hereby certify to NMB Postbank Groep NV (NMB) with reference to the above mentioned Standby Letter of Credit issued by NMB in favour of the undersigned for the account of Reading and Bates Corporation, that as of the date of this certificate, there is due and payable to ourselves under the term loan agreement dated as of June 20, 1990 between Den Norske Bank TAS and HRB after any required demand and after any applicable grace period of periods which remains.

 You are hereby instructed to remit the proceeds of this drawing as follows:

 IN WITNESS WHEREOF, THIS CERTIFICATE HAS BEEN EXECUTED THIS _______________ DAY OF______________________, 19__.


                                                DEN NORSKE BANK AS


                                                BY:  ____________________
                                                     NAME________________
                                                     TITLE_______________

 Except so far as otherwise expressly stated this Letter of Credit is subject to "Uniform Customs and Practice for Documentary Credits" (I.C.C. PUBL. NO. 400 - 1983 REVISION). This is the operative Credit Instrument.

 Yours Faithfully,

                                                                 EXHIBIT H-2
                                                     TO AMENDED AND RESTATED
                                                   CREDIT FACILITY AGREEMENT

   ING BANK Letterhead
   -------------------------------------------------------------------------
   INB Bank    DOCUMENTARY TRADE DEPT
   LOC:  FP.03.13    SWIFT:   INGBNL2A                             IMANEP
   TELEX: 11402      FAX:     (31)205635818                        KO66

   P. O. BOX      1441     1000  BK  AMSTERDAM
   -----------------------------------------   AMSTERDAM  ,   14.JUN.93
   READING  +  BATES CORPORATION               PHONE:  020-563 5862/5855
   901 THREADNEEDLE SUITE 200                  OUR REF. NO.:  IA4357654
   0000  00    HOUSTON  TEXAS  77079           YOUR REF.NO.:
   -----------------------------------------   IMPORT LETTERS OF CREDIT (IA)

   AMOUNT                  EXPIRY DATE                   IN
   USD 2.000.000,00        18.MAY.95                     AMSTERDAM
                           BY PAYMENT
   DEAR SIRS,

   WE HERE WITH CONFIRM HAVING OPENED AN IRREVOCABLE DOCUMENTARY CREDIT UNDER NO. : IA4357654
   IN ACCORDANCE WITH YOUR "APPLICATION FOR THE OPENING OF A DOCUMENTARY CREDIT" DATED : 08.JUN.93

   ATTACHED  PLEASE FIND  A COPY  OF  THE COMPLETE  TEXT OF  THE  LETTER OF
   CREDIT.

   UNLESS OTHERWISE STIPULATED IN THE CONDITIONS OF THE CREDIT WE WILL IN DUE TIME SETTLE WITH YOU OR CHARGES AND COMMISSIONS RELATED TO THIS OPENING.

   FOR GOOD ORDER'S SAKE PLEASE NOTE THAT (COPIES OF) PRO-FORMA INVOICES, SALE-, PURCHASE- AND/OR OTHER AGREEMENTS OR CONTRACTS, WHICH YOU MAY HAVE SENT TO US FOR INFORMATION, DO NOT FORM PART OF THE LETTER OF CREDIT, IRRESPECTIVE OF THE FACT WHETHER OR NOT REFERENCE IS MADE TO SAME IN THE LETTER OF CREDIT.

   THIS  CREDIT IS  SUBJECT  TO  THE  'UNIFORM  CUSTOMS  AND  PRACTICE  FOR
   DOCUMENTARY CREDITS' (PUBL.NO.400   -  1983 REVISION), PUBLISHED  BY THE
   INTERNATIONAL CHAMBER OF COMMERCE IN PARIS.

   YOURS FAITHFULLY,

   INB Bank

   ING BANK Letterhead
   ------------------------------------------------------------------------
   P. O. Box 1441                              Documentary Trade Department
   1000 BK  Amsterdam                          Swiftadress INGBNL2A
   The Netherlands                             Telex 11402

                                       Date              Our reference
                                       14 JUN 93         IA4357654
   --------------------------------------- --------------------------------
   Advising bank                           Applicant

                                          READING & BATES CORP.
                                          901 THREADNEEDLE, SUITE 200
                                          HOUSTON, TEXAS  77079-2902
                                          U.S.A.
   --------------------------------------- --------------------------------
   Beneficiary                             Amount

   AMOCO ORIENT PETROLEUM COMPANY          USD.2.000.000, -
   C/O AMOCO PRODUCTION COMPANY               Expiry-date
   501 WESTLAKE PARK BOULEVARD                18.05.95     BY PAYMENT
   P. O. BOX 3092, HOUSTON, TX 77253 USA   In AMSTERDAM
   ------------------------------------------------------------------------

   WE HEREBY OPEN OUR IRREVOCABLE STAND-BY LETTER OF CREDIT NO. IA4357654 AVAILABLE FOR PAYMENT AT SIGHT AGAINST PRESENTATION OF THE FOLLOWING DRAFT(S) AND DOCUMENTS: (SEE BELOW)

   COVERING:   THE FLOATING PRODUCTION  SYSTEM GENERAL CONTRACTOR AGREEMENT
               DATED  AS OF JUNE 4, 1993, BETWEEN YOU AND APPLICANT ("RDB")
               (AS AMENDED, THE "AGREEMENT")

   DOCUMENTS:

   A) YOUR DRAFT DRAWN ON ISSUING BANK AND STATING :DRAWN UNDER STAND-BY LETTER OF CREDIT NO.IA4357654

   ACCOMPANIED BY:
   B)   YOUR SIGNED CERTIFICATE AS PER EXHIBIT ATTACHED.

   PARTIAL DRAWINGS ARE PERMITTED

   UPON RECEIPT OF CREDIT CONFORM DOCUMENTS AT OUR COUNTERS WE SHALL REMIT PROCEEDS AS PER YOUR INSTRUCTIONS.

   THIS STAND-BY LETTER OF CREDIT IS SUBJECT TO THE UNIFORM RULES AND USANCES FOR DOCUMENTARY CREDIT I.C.C. PUBL.NO.400 (1983 REVISION)


   ATTACHED:   EXHIBIT  -  CERTIFICATE.

   CERTIFICATE

   Internationale Nederlanden Bank N.V.
   Amsterdam - The Netherlands

   Attn:   Documentary Trade Dept.
           your Standby Letter of Credit No.____________________

   We, Amoco Orient Petroleum Company ("Amoco"), hereby certify to Internationale Nederlanden Bank N.V. ("ING") with reference to the Above mentioned Standby Letter of Credit issued by ING in favor of ourselves for the account of Reading & Bates Corporation, that:

   1) As of the date of this certificate, there is due and payable to ourselves under the Floating Production System General Contractor Agreement (as amended, from time to time, the "Agreement") between Amoco and Reading & Bates Development Co. ("RBD") the sum of USD $____________ payable by RBD as a result of a default by RBD under the terms of the Agreement.

   2)   You are   hereby   instructed  to   remit the   proceeds   of  this
   drawing  as  follows: __________________________________________________


   In witness whereof, this certificate has been executed this_____________ day of _________________, 199__.


   Amoco Orient Petroleum Company

   By:
        Name:_____________________________
        Title:____________________________

                                                                EXHIBIT H-3
                                                    TO AMENDED AND RESTATED
                                                  CREDIT FACILITY AGREEMENT

    ING  BANK  Letterhead


    Jakarta, November 7, 1994





    UNOCAL INDONESIA Ltd.
    5th Floor Ratu Plaza
    Jl. Jend. Sudirman Senayan
    JAKARTA 10002


    BANK GUARANTEE (BANK GARANSI)
    No. BG 034.030/156
    ING BANK Amsterdam counter guarantee 940247066/44581/TB



    We,  Internationale  Nederlanden   Bank  (Indonesia)  located   at  New
    Summitmas Tower 14th floor Jl. Jend. Sudirman Kav 61-62, Jakarta Indonesia, hereinafter designated as the bank, upon the request of Reading and Bates Exploration Co. domiciled at 901 Threadneedle, Suite 200, Houston, Texas 77079, hereinafter designated as the guaranteed party for the benefit of Unocal Indonesia Ltd., domiciled at 5th floor, Ratu Plaza, Jl. Jend. Sudirman, Senayan, Jakarta 10002, hereinafter designated as the obligee, state hereby:

    In conjunction with the importation of group II of operational goods into the Indonesian customs territory by using the facility of Pertamina and/or obligee relating to the implementation of contract: tender assisted platform drilling RIG No. 291/00172/JS90.0008 hereinafter designated as contract,

    By the guaranteed party, in accordance with the following:

    INVOICE NO + DATE                   P.I.U.D. NO. + DATE
    UBN-0431/91 November 22, 1991       007/570/0271 November 30, 1991
    UBN-0199/92 August 19, 1992         007/570/0432 September 15, 1992
    UBN-0208/92 August 12, 1992         007/570/0432 September 15, 1992
    UBN-0273/92 October 14, 1992        007/570/0470 October 27, 1992
    UBN-0309/92 November 12, 1992       007/570/0490 December 8, 1992
    UBN-0317/92 November 16, 1992       007/570/0497 December 8, 1992
    UBN-0322/92 November 18, 1992       007/570/0501 December 9, 1992
    UBN-0329/92 December 10, 1992       007/570/0513 December 31, 1992
    UBN-0330/92 December 10, 1992       007/570/0512 December 31, 1992
    UBN-0344/92 December 16, 1992       007/570/0511 December 11, 1992

    ING BANK  Letterhead

    Therefore bank, upon first request in writing from obligee will pay to obligee an amount up to Rp.3.375.970.148.-(rupiah : three billion three hundred seventy five million nine hundred seventy thousand one hundred forty eight and no/00) which will be utilized to settle the import and customs duty liable upon the said goods of group II, whenever :

    1. The contract between the guaranteed party and the obligee expired and is not being extended or renewed, and/or
    2. Have not been granted the approval for permit or its extension for the utility of the said goods of Group II by the Dir Gen Migas of the Dept Mining and Energy and/or other authorized party, where the guaranteed party :
          1. Fails in carrying out his obligation to be re-export the said goods of Group II, and/or
          2. Unable to provide the evidence/supportive documents as to state the guaranteed party had already re-exported the Group II goods out of Indonesian customs territory.

    Referring to article 1832 of the Indonesian Civil Code, bank expressly releases its privilege to claim for confiscation and sale of the properties belonged to the guaranteed party, to settle the debt as stipulated under the article 1831 of the Indonesian civil code.

    This guarantee shall remain valid until 30 days after the contract between the guaranteed party and the obligee expired, or until December 13, 1995 at the latest.

    Claim upon this bank guarantee by obligee shall be made in writing addressed to the bank after the guanteed party failed to comply with the terms and conditions of said contract and shall be submitted in no later than 14 days at the maximum after the expiration of this bank guarantee.

    This guarantee shall waive whenever :
    1. The guaranteed party has fulfilled his obligation to re-export all the guaranteed goods out of the country and able to provide the related supporting documents although the validity of this bank guarantee has not been expired.
    2.    The  claim  period expired  without  any  claim  being  filed  by obligee.
    3. Statement of the waiver of the bank guarantee or statement of the settlement of the bank guarantee prior to the expiry date of the bank guarantee, jointly signed by the obligee and the guaranteed party in a document which bears sufficient stamp duty. Whenever the bank guarantee is fulfilled and/no longer valid, this bank guarantee shall be returned to the bank.

    For the issuance of this bank guarantee and all the consequences arising thereof, the guarantor has chosen a permanent judicvial domicile at Kantor Panitera Pengadilan Negeri (office of the registrar of the state court) in Jakarta Selatan.

    Yours truly,


    ING  BANK  Letterhead


    Jakarta, April 17, 1995


    UNOCAL INDONESIA Ltd.
    5th Floor Ratu Plaza
    Jl. Jend. Sudirman Senayan
    JAKARTA 10002


               AMENDMENT BANK GUARANTEE (BANK GARANSI)
                         No. BG 034.030/0156
        ING BANK Amsterdam counter guarantee 940247066/44581/TB

    We amend the above mentioned guarantee as follow :

     - the amount of the bank guarantee is increased up to the new maximum of IDR 3,403,274,637.- (in words : three billion four hundred three million two hundred seventy four thousand six hundred thirty seven rupiah)
     - add the following invoice and PIUD number date to the existing :
    UBN-0193/94 dated June 22, 1994 007/570/1032 dated June 28, 1994

    All other terms and conditions remain unchanged.


    Yours truly,



                                                                   EXHIBIT I
                                                     TO AMENDED AND RESTATED
                                                   CREDIT FACILITY AGREEMENT


                             FIRST NAVAL MORTGAGE

                                 on the Vessel

                                CHARLEY GRAVES

                                  executed by

                  Reading and Bates Borneo Drilling Co., Ltd.

                                 as Shipowner

                                      to

                       Bank One, Texas, N.A. as Trustee

                                 as Mortgagee


            FIRST NAVAL MORTGAGE dated April __, 1995 by Reading and Bates Borneo Drilling Co., Ltd., a corporation organized and existing under the laws of the State of Oklahoma (the "Shipowner") to Bank One, Texas, N.A. a national banking association organized under the laws of the United States, as Trustee, (the "Mortgagee").
            FIRST:  The Shipowner represents, warrants and covenants that:

            A. The Shipowner is the sole owner of the whole of the vessel CHARLEY GRAVES, duly documented in the name of the Shipowner under the laws and flag of the Republic of Panama Patente No. 6618-76-B, bearing international call letters HP-3275, of 5716 gross tonnage, 4291 net tonnage, 300 feet in length, 70 feet in width and 154 feet in height (the "Vessel").

            B. The Shipowner and the other Borrowers named in the Credit Facility Agreement have entered into an Amended and Restated Credit Facility Agreement (the "Credit Facility Agreement") dated April __, 1995 with Internationale Nederlanden Bank, N.V. (formerly known as NMB Postbank Groep N.V.), a corporation organized under the laws of the Netherlands, (the "Lender") providing for Advances to, and the issuance of letters of credit for the accounts of, the Shipowner and the other Borrowers named in the Credit Facility Agreement up to an aggregate amount of USD 65,000,000 (the "Commitment"). The form of the Credit Facility Agreement is set forth below.

            Pursuant to the Credit Facility Agreement, the Shipowner and the Borrowers have executed and delivered to the Lender their promissory notes in the aggregate amount of USD 65,000,000 (the "Notes") and are justly indebted to the Mortgagee therefor.

            The Notes, in the form of Exhibits A-1 through A-5 of the Credit Facility Agreement evidence the obligation of the Shipowner and the other Borrowers under the Credit Facility Agreement.

            C. By Assignment, Assumption and Amendment No. 2 of Trust Indenture dated April __, 1995 (the "Assignment of Trust"), among the Shipowner, the other Borrowers and the Mortgagee, the Mortgagee has among other things assumed the rights and obligations of Texas Commerce Bank National Association ("TCB") under the terms of the Trust Indenture dated March 29, 1991, as amended (as amended by Amendment No. 1 to Trust Indenture and by the Assignment of Trust, the "Trust Indenture"), and has thereby agreed to act as Trustee on behalf of the holder of the Notes with respect to this Mortgage.

            D. The Shipowner has heretofore agreed to execute and deliver this First Naval Mortgage (the "Mortgage") on the Vessel to secure the Shipowner's indebtedness pursuant to the Credit Facility Agreement in the original principal amount of USD 65,000,000 and interest thereon and all other amounts payable hereunder and to secure as well the performance and observance of all agreements, covenants and conditions combined herein and contained in the Credit Facility Agreement, Trust Indenture and the Notes.

            SECOND: In consideration of the premises and of other good and valuable consideration, the receipt whereof is hereby acknowledged, and in order to secure the payment of the indebtedness pursuant to the Credit Facility Agreement, Trust Indenture and the Notes according to the terms thereof and the payment of all other sums that may hereafter be secured by this Mortgage in accordance with the terms hereof (all such indebtedness, interest and other sums being hereinafter sometimes collectively called the "Indebtedness hereby secured") and to secure as well the performance and observance of all agreements, covenants and conditions contained herein and contained in the Trust Indenture, Credit Facility Agreement, including the Notes contained therein, the Shipowner hereby constitutes a first naval mortgage in accordance with the provisions of Chapter V Title IV of Book Second of the Code of Commerce and other pertinent legislation of the Republic of Panama in favor of the Mortgagee, its successors and assigns, upon one hundred percent (100%) of the Vessel, together with all of the boilers, engines, machinery, masts, spars, boats, anchors, cables, chains, rigging, tackle, capstans, outfit tools, pumps and pumping equipment, apparel, furniture equipment, drilling equipment, drill pipes, collars, racking, housing, spare parts and supporting inventory, vehicles and living quarters (excluding equipment aboard the Vessel which is not owned by the Shipowner) and all other appurtenances to said Vessel appertaining or belonging, whether now owned or hereafter acquired, whether on board or not, and also any and all additions, improvements and replacements in general effected subsequently on or to the Vessel, or any part thereof, or appurtenance thereto;

            PROVIDED, HOWEVER, and these presents are upon the condition, if the Shipowner or its successors or assigns shall pay or cause to be paid to the Mortgagee the Indebtedness hereby secured, as and when the same shall become due and payable in accordance with the terms of this Mortgage, the Notes and of the Credit Facility Agreement, and shall duly perform the agreements, covenants and conditions herein and in the Credit Facility Agreement contained, then this Mortgage and the rights hereby granted shall cease and be void, otherwise to remain in full force and effect.

            THIRD: The Shipowner certifies that a true form of the Credit Facility Agreement (including the Notes) and the Trust Indenture are attached to this Mortgage as Exhibits A and B, respectively and that the terms of the Credit Facility Agreement, the Notes and the Trust Indenture are incorporated by reference into this Mortgage and form a part hereof.

            FOURTH:   The  Shipowner  represents,  warrants, covenants  and
  agrees with the Mortgagee as follows:

                                   ARTICLE I

                          Covenants of the Shipowner

            Section 1. The Shipowner agrees that it will promptly and faithfully pay or cause to be paid the Indebtedness hereby secured and that it will perform and observe all agreements, covenants and conditions express or implied contained herein and in the Credit Facility Agreement.

            Section 2. The Shipowner is duly organized and validly existing as a corporation under the laws of the State of Oklahoma; it is duly authorized to mortgage the Vessel; all corporate action necessary as required by law for the execution and delivery of this Mortgage has been duly and effectively taken; and the Mortgage and the Credit Facility Agreement are and will be valid obligations of the Shipowner enforceable in accordance with their terms.

            Section 3. The Shipowner lawfully owns and is lawfully possessed of the Vessel free from any lien or encumbrance whatsoever (except for the lien of this Mortgage and any other lien in favor of the Mortgagee, liens for current crew's wages, tort liens adequately covered by insurance, and liens arising by operation of law as the result of the furnishing of necessaries for the Vessel for which payment is not yet overdue) and will warrant and defend the title and possession thereto and to every part thereof for the benefit of the Mortgagee against the claims and demands of all persons whomsoever.

            Section 4. The Shipowner will comply with and satisfy all of the provisions of applicable law of the Republic of Panama in order to establish and maintain this Mortgage as a first naval mortgage thereunder upon the Vessel and upon all renewals, replacements and improvements made in or to the same.

            Section 5. The Shipowner will not cause or permit the Vessel to be operated in any manner contrary to applicable law and the Shipowner will not engage in any unlawful trade or violate any applicable law or carry any cargo that will unreasonably expose the Vessel to penalty, forfeiture or capture and will not do, or suffer or permit to be done, anything which can or may injuriously affect the registration of the Vessel under the laws and regulations of Panama and will at all times keep the Vessel duly documented thereunder.

            Section 6. The Shipowner will pay and discharge when due and payable, from time to time, all taxes, assessments, governmental charges, fines and penalties lawfully imposed on the Vessel or any income therefrom; provided, however, that the Shipowner shall not be required to pay and discharge any such tax, assessment, governmental charge, fine or penalty so long as the legality thereof shall be contested in good faith and by appropriate proceedings or other acts and the Shipowner shall set aside on its books adequate reserves with respect to any such tax, assessment, charge, fine or penalty so contested, and the Vessel shall not have been arrested or detained therefor.

            Section 7. Neither the Shipowner, any charterer, the Master of the Vessel nor any other person has or shall have any right, power or authority to create, incur or permit to be placed or imposed upon the Vessel, its freights, profits or hire, any lien whatsoever other than this Mortgage, and liens for crew's wages and salvage.

            Section 8. The Shipowner will place, and at all times and places will retain, a properly certified copy of this Mortgage on board the Vessel with her papers and will cause such certified copy and the Vessel's marine document to be exhibited to any and all persons having business therewith which might give rise to any lien thereon other than liens for crew's wages and salvage, and to any representative of the Mortgagee; and will place and keep prominently displayed in the chart room and in the Master's cabin of the Vessel a framed printed notice in plain type reading as follows:

                              "NOTICE OF MORTGAGE

            This Vessel is owned by Reading and Bates Borneo Drilling Co., Ltd. ("Owner") and subject to a First Naval Mortgage ("Mortgage") in favor of Bank One, Texas, N.A. as Trustee, Mortgagee. Under the terms of said Mortgage neither the Owner, any Charterer, the Master of this Vessel nor any other person has any right, power or authority to create, incur or permit to be placed or imposed or continued upon this Vessel any lien whatsoever other than said Mortgage and liens for crew's wages and salvage."

            Section 9. Except for the lien of this Mortgage, the Shipowner will not suffer to be continued any lien, encumbrance or charge on the Vessel, and in due course and in any event within thirty days after the same becomes due and payable will pay or cause to be discharged or make adequate provision for the satisfaction or discharge of all claims or demands, or will cause the Vessel to be released or discharged from any lien, encumbrance or charge therefor.

            Section 10. If a libel or complaint be filed against the Vessel or the Vessel be otherwise attached, levied upon or taken into custody or sequestered by virtue of any legal proceeding in any court or by a government or other authority, the Shipowner will promptly notify the Mortgagee thereof by telex, cable or telegram, as appropriate, confirmed by letter, at its office, and within thirty (30) days will cause the Vessel to be released and all liens thereon (other than the lien of this Mortgage) to be discharged and will promptly notify the Mortgagee thereof in the manner aforesaid.

            Section 11. (a) The Shipowner will at all times and without cost or expense to the Mortgagee maintain and preserve, or cause to be maintained and preserved, the Vessel in good running order and repair, so that the Vessel shall be, insofar as due diligence can make her so, tight, staunch, strong and well and sufficiently tackled, apparelled, furnished, equipped and in every respect seaworthy and in good operating condition; and will keep the Vessel, or cause her to be kept in such condition as will entitle her to the highest classification and rating for vessels of the same age, type and use with the American Bureau of Shipping, or the equivalent rating of another classification society of like standing acceptable to the Mortgagee, and will furnish to the Mortgagee a certificate by such register or classification society that such classification is maintained, promptly after the receipt thereof by the Shipowner. The Vessel shall, and the Shipowner covenants that she will, at all times comply with all applicable laws, treaties and conventions and rules and regulations issued thereunder, and shall have on board as and when required thereby valid certificates showing compliance therewith. The Shipowner will not make, or permit to be made, any substantial change in the structure, type or speed of the Vessel or change in her rig, which causes a decrease in the value of the Vessel, without first receiving the written approval thereof by the Mortgagee. In case of such substantial changes of the foregoing nature, which do not cause a decrease in the value of the Vessel, the Shipowner shall notify the Mortgagee of the changes.

            (b) The Shipowner hereby warrants and represents that the Vessel is, on the date hereof, capable of economic operation without major repairs.

            (c) So long as any of the Indebtedness hereby secured is outstanding, the Shipowner will cause the Vessel to be repaired and overhauled in order to keep the Vessel well maintained and in seaworthy condition.

            (d) The Shipowner will give notice to the Mortgagee if the Vessel is put into the possession of any yard for the purpose of repairs in an amount exceeding or likely to exceed ten percent of the insured total loss value at any time.

            Section 12. The Shipowner will at all reasonable times afford the Mortgagee or its authorized representatives full and complete access to the Vessel during normal business hours for the purpose of inspecting the Vessel and its cargoes and papers, and the Shipowner will deliver for inspection copies of such contracts and documents relating to the Vessel, whether on board or not, as the Mortgagee may reasonably request, provided however, that (i) non-public information obtained by the
  Mortgagee pursuant to any Loan Document concerning the Shipowner, the Vessel, any other assets or the Shipowner's financial condition and prospects shall be kept confidential by the Mortgagee subject, however, to requests from the Lender, any applicable Governmental Agencies and to disclosures of such information to assignees and participants (and potential assignees and participants) pursuant to Section 19.8 of the Credit Facility Agreement, unless such non-governmental parties shall agree prior thereto to be bound by this Section 12 and (ii) any inspection of the Vessel, its cargoes and papers shall be subject to the requirements of any operators of the Vessel and any applicable Governmental Agencies.

             Section 13. The Shipowner will not transfer or change the flag or port of documentation of the Vessel without the written consent of the Mortgagee first had and obtained, such consent not to be unreasonably withheld, and any such written consent to any one transfer or change of flag or port of documentation shall not be construed to be a waiver of this provision with respect to any subsequent proposed transfer or change of flag or port of documentation.

            Section 14. The Shipowner will not sell, mortgage, charter for a period in excess of twelve (12) months or for a period reasonably expected to exceed twelve (12) months, or transfer the Vessel, nor assign, pledge or hypothecate the freights, hires and/or income thereof, without the written consent of the Mortgagee first had and obtained, and any such written consent to any one sale, mortgage, demise charter, transfer, assignment, pledge or hypothecation shall not be construed to be a waiver of this provision with respect to any subsequent proposed sale, mortgage, demise charter, transfer, assignment, pledge or hypothecation. Any such sale, mortgage, demise charter, or transfer of the Vessel shall be subject to the provisions of this Mortgage and the lien hereof.

            SECTION 15. (a) The Shipowner will, at its own expense, when and so long as this Mortgage shall be outstanding, insure or cause to be insured the Vessel against the risks indicated below, in addition to such other risks which should be covered by experienced, prudent, and responsible companies engaged in the offshore contract drilling of hydrocarbons in places and under conditions comparable to those in which the Vessel is employed from time to time and possessing financial and operating characteristics similar to the Borrowers ("Similar Companies") in accordance with the usual and customary practices of Similar
  Companies, and keep her insured, in lawful money of the United States, for not less than the higher of (i) the full commercial value of such Vessel and (ii) the amount of coverage that would be obtained by Similar Companies on such Vessel. The Vessel shall in no event be insured for an amount less than the agreed valuation as set forth in the applicable marine and war risk policies. Such insurance shall be on the basis of "new for old" with no deduction for depreciation and cover marine and war risk perils, on hull and machinery, and shall be maintained in the broadest forms available in the American or British insurance markets for vessels of the same type as the Vessel. Such insurance shall not include a deductible or self-insured retention in excess of USD 250,000 per occurrence. The Shipowner shall also obtain such workmen's compensation or longshoremen's and harbor worker's insurance as shall be required by applicable law, including endorsements for Outer Continental Shelf operations, borrowed servant, voluntary compensation, and in rem claims. In addition, the Shipowner shall, at its own expense, furnish to the Mortgagee a mortgagee's single interest policy (or shall cause the hull and machine insurance on the Vessel to be endorsed to afford breach of warranty coverage for the benefit of the Mortgagee) providing coverage in an amount equal to at least the full commercial value of the Vessel. Such mortgagee's interest insurance shall be maintained in the broadest form available in the American or British markets for vessels of the same type as the Vessel through underwriters acceptable to the Mortgagee. The Vessel shall not undertake any drilling operations, not carry any cargoes or proceed into an area then excluded by trading warranties under its marine or war risk policies (including protection and indemnity) without obtaining all necessary additional coverage, satisfactory in form and substance, and evidence of which shall be furnished, to the Mortgagee.

            (b) The policy or policies of insurance shall be issued by responsible underwriters acceptable to the Mortgagee, shall contain conditions, terms, stipulations and insuring covenants reasonably satisfactory to the Mortgagee and shall be kept in full force and effect by the Shipowner so long as this Mortgage shall be outstanding. All such policies, binders and other interim insurance contracts shall be executed and issued in the name of the Shipowner and shall provide that loss be payable to the Mortgagee for distribution by it to itself and the Shipowner as their interests may appear. Copies of all such policies, binders and other interim insurance contracts shall be deposited with the Mortgagee. The Shipowner shall furnish to the Mortgagee annually, not later than December 31st, a detailed report signed by a firm of marine insurance brokers satisfactory to the Mortgagee as to the insurance maintained in respect of the Vessel, as to their opinion as to the adequacy thereof and as to compliance with the provisions of this Section 15.

            (c) In addition, the Shipowner shall maintain or cause to be maintained protection and indemnity insurance, including coverage for contractual liability, contractual and legal wreck removal, crew coverage, excess collision, salvage, general average, care, custody and control coverage through underwriters or associations acceptable to the Mortgagee in an amount equal to the higher of (i) the market value of the Vessel and (ii) the amount of coverage that would be obtained by Similar Companies on the Vessel, provided, however, that war risk protection and indemnity insurance shall be in an amount not less than the amount of insurance against total loss. Such insurance shall not include a deductible or self-insured retention in excess of USD 250,000 per occurrence.

            (d) Such insurance policies shall provide for at least ten days' or, in the case of any policy covering war risk perils, seven days' prior notice to be given to the Mortgagee by the underwriters or association in the event of (i) cancellation or reduction in coverage (except in the case of war risk insurance) or (ii) the failure of the Shipowner to pay any premium or call which would suspend coverage under the policy or the payment of a claim thereunder. A copy of such insurance shall be furnished to the Mortgagee.

            (e) Unless otherwise required by the Mortgagee by notice to the underwriters, although the following insurance is payable to the Mortgagee, (i) any loss under any insurance on the Vessel with respect to protection and indemnity risks may be paid directly to the Shipowner to reimburse it for any loss, damage or expense incurred by it and covered by such insurance or to the person to whom any liability covered by such insurance has been incurred, and (ii) in the case of any loss (other than a loss covered by clause (i) above) under any insurance with respect to the Vessel involving any damage to the Vessel, the underwriters may pay direct for the repair, salvage or other charges involved or, if the Shipowner shall have first fully repaired the damage or paid all of the salvage or other charges, may pay the Shipowner as reimbursement therefor; provided, however, that if such damage involves a loss in excess of $500,000, the underwriters shall not make such payment without first obtaining the written consent thereto of the Mortgagee. Any loss covered by this paragraph which is paid to the Mortgagee but which might have been paid, in accordance with the provisions of this paragraph, directly to the Shipowner or others, shall be paid by the Mortgagee to, or as directed by, the Shipowner and all other payments to the Mortgagee of losses covered by this paragraph shall be paid by the Mortgagee to the Lender for application pursuant to Section 10.4 of the Credit Facility Agreement.

            (f) In the event of an actual or constructive total loss or a compromised constructive total loss or requisition of the Vessel, all insurance payments therefor shall be paid to the Mortgagee. The Shipowner shall not declare or agree with underwriters that the Vessel is a constructive or compromised, agreed or arranged constructive total loss without the prior written consent of the Mortgagee.

            (g) In the event of an actual or constructive total loss of the Vessel, the Mortgagee shall retain out of the insurance payments received on account of such loss and held by the Mortgagee in accordance with Section 305 of the Trust Indenture, any sum or sums that shall be or become owing the Mortgagee under this Mortgage for the cost, if any, of collecting the insurance, which sum or sums shall become the sole property of the Mortgagee, and pay the balance to the Lender for application pursuant to Section 10.4 of the Credit Facility Agreement.

            (h) The Shipowner shall at all times during which the Vessel is operating within the jurisdiction of the United States of America, maintain or cause to be maintained insurance or post bond or maintain or cause to be maintained approved evidence of financial responsibility with respect to the Vessel to cover the actual cost of removal of discharged oil for which the Shipowner or the Vessel may be held strictly liable (or held liable due to the negligence of the Shipowner, any charterer or any other Person) under the Clean Water Act of 1977, the Oil Pollution Act of 1990 or the Outer Continental Shelf Lands Act, or under any other federal or state law which, in the future, may apply to the Vessel or to the Shipowner; and the Shipowner shall maintain insurance covering similar pollution risks or liabilities incident thereto under any law, regulation, or judicial decision of any foreign jurisdiction or jurisdictions or political subdivision thereof applicable to the Shipowner, the Vessel, or its operations.

            Section 16. The Shipowner will reimburse the Mortgagee promptly with interest at the rate set forth in Section 9.3 of the Credit Facility Agreement, for any and all expenditures which the Mortgagee may, from time to time, make, lay out or expend in providing such protection in respect of insurance, discharge or purchase of liens, taxes, dues, assessments, governmental charges, fines and penalties lawfully imposed, repairs, attorneys' fees, necessary translation fees for documents made in a language other than English and other matters as the Shipowner is obligated herein to provide, but fails to provide. Such obligation of the Shipowner to reimburse the Mortgagee shall be an additional indebtedness due from the Shipowner, secured by this Mortgage, and shall be payable by the Shipowner on demand. The Mortgagee, though privileged so to do, shall be under no obligation to the Shipowner to make any such expenditures, nor shall the making thereof relieve the Shipowner of any default in that respect.

            Section 17. The Shipowner will fully perform any and all Charter parties which are or may be entered into with respect to the Vessel.

            Section 18. The Shipowner further covenants and agrees, so long as any part of the Indebtedness hereby secured remains unpaid, there shall be no change in the ownership of the Vessel or any of the shares of the Shipowner without the prior written consent of the Mortgagee.

            Section 19. In the event of an actual or constructive or arranged total loss or seizure or the requisition of title to the Vessel, then and each such case, the Shipowner shall forthwith, on demand, prepay the Indebtedness hereby secured in full to the extent of the Shipowner's obligations contained in the Credit Facility Agreement, including accrued interest to the date of such prepayment. Provided, however, if insurance coverage for the event in question is in existence, the Shipowner's obligation to pay under this section shall arise only to the extent that said insurance does not pay for the actual or constructive or arranged total loss, seizure or requisition of title to the Vessel within thirty
  (30) days after said event or within thirty (30) days of the Mortgagee's demand (whichever is earlier). In the event that payment pursuant to this Section 19 is received on a day which is not the end of an Interest Period, as defined in the Credit Facility Agreement, the Shipowner agrees that its obligation will include interest on the amounts or amounts so paid until the end of then current Interest Period.

            Section 20. If at any time taxes should be levied anywhere (except in the Netherlands) on the principal or the interest in respect of or arising out of this Mortgage or any other instruments to be effected thereunder or in any other manner whatsoever as a consequence of or in connection with the indebtedness hereby secured, such taxes shall be borne and paid by the Shipowner. If by the provisions of the relevant law such an arrangement cannot be legally made, the Mortgagee may require immediate payment of all sums secured under this Mortgage.

            Section 21. In the event that this Mortgage or any provision hereof shall be deemed invalidated in whole or in part by reason of any present or future law or any decision of any authoritative court, or if the documents at any time held by the Mortgagee shall be deemed by the Mortgagee for any reason insufficient to carry out the true intent and spirit of this Mortgage, then from time to time, the Shipowner will execute, on its own behalf, such other and further assurances and documents as in the opinion of the Mortgagee may be required more effectively to subject the Vessel to the payment of the Indebtedness hereby secured, as in this Mortgage provided, and the performance of the terms and provisions of this Mortgage, the Notes and the Credit Facility Agreement.

            Section 22. From time to time on the request of the Mortgagee, the Shipowner will furnish to the Mortgagee: (a) such favorable opinions of counsel, including Panamanian and United States legal opinions, satisfactory in form and substance to the Mortgagee and (b) such instruments executed by the Shipowner or on its behalf or by any or all officers, shareholders or directors of the Shipowner, in each case relating to any of the transactions contemplated herein, including this Mortgage, as the Mortgagee may reasonably request.

                                  ARTICLE II

                        EVENTS OF DEFAULT AND REMEDIES

            Section 1. If a petition in bankruptcy for arrangement or reorganization or any similar petition be filed by or against the Shipowner in any place, the Indebtedness hereby secured shall immediately become due and payable in full without any notice or demand. In case any one or more of the following events herein termed "Events of Default" shall occur and be continuing:

            (a) Failure by the Shipowner to pay any amount due under the Notes when due, subject to the applicable grace periods; or

            (b) Default in the due and punctual observance and performance of any of the provisions of the Credit Facility Agreement or the Trust Indenture and same shall continue unremedied for ten (10) days after notice thereof; or

            (c) Default in the due and punctual observance and performance of any of the provisions of Sections 5, 6, 9, 10, 11, 12, 13, 14, 15, and 19 of Article I hereof; or

            (d) Default in the due and punctual observance and performance of any other provision of this Mortgage and the same shall continue unremedied for ten (10) days.

            (e) The Vessel is lost, disappears, is abandoned, condemned as a prize, seized, requisitioned, embargoed, forfeited, put up for auction, bottomried, loses its class or loses the right to fly the Panamanian flag.

  then, upon the occurrence and continuance of one or more Events of Default, (and in each and every case), the Mortgagee shall have the right to:

             (1) Declare the then unpaid Indebtedness hereby secured to be due and payable immediately, and upon such declaration, the same, including interest to the date of declaration, shall become and be immediately due and payable, (provided however, that no declaration shall be required if an Event of Default shall have occurred under
        Section 1(e) of this Article II).

             (2) Exercise all of the rights and remedies in foreclosure and otherwise given to mortgagees by the laws and regulations of the Republic of Panama or of any country wherein the Vessel may be found or of any other applicable jurisdiction.

             (3) Bring suit at law, in equity or in admiralty, in any court of any nation of the world, as it may be advised, to recover judgment for the Indebtedness hereby secured, and collect the same out of any and all of the properties of the Shipowner, whether covered by this Mortgage or otherwise.

             (4) Take and enter into possession of the Vessel, at any time, wherever the same may be, without legal process and without being responsible for loss or damage, and the Shipowner or other person in possession forthwith upon demand of the Mortgagee shall surrender to the Mortgagee possession of the Vessel.

             (5) Without being responsible for loss or damage, the Mortgagee may hold, lay up, lease, charter, operate or otherwise use such Vessel for such time and upon such terms as it may deem to be for its best advantage, and demand, collect and retain all hire, freights, earnings, issues, revenues, income, profits, return premiums, salvage awards or recoveries, recoveries in general average, and all other sums due or to become due in respect of such Vessel or in respect of any insurance thereon from any person whomsoever, accounting only for the net profits, if any, arising from such use of the Vessel and charging upon all receipts from the use of the Vessel or from the sale thereof by court proceedings or pursuant to subsection (6) next following, all costs, expenses, charges, damages or losses by reason of such use; and if at any time the Mortgagee shall avail itself of the right herein given it to take the Vessel, the Mortgagee shall have the right to dock the Vessel, for a reasonable time at any dock, pier or other premises of the Shipowner without charge, or to dock her at any other place at the cost and expense of the Shipowner.

             (6) Sell the Vessel without judicial process and without being responsible for any loss or damage arising therefrom, except as may be directly and proximately caused by its willful misconduct, recklessness or gross negligence, in such place, time and manner as the Mortgagee may, in its sole judgment, deem fit. In the event that the Vessel shall be offered for sale by private sale, reasonable notice must be given to the Shipowner but need not be more than 3 days before the private sale, and no newspaper publication of notice shall be required, nor notice of adjournment of sale; sale may be held at such place and at such time as the Mortgagee by notice may have specified, or may be adjourned by the Mortgagee from time to time by announcement at the time and place appointed for such sale or for such adjourned sale, and without further notice or publication the Mortgagee may make any such sale at the time and place to which the same shall be so adjourned. At the sale, the Mortgagee may acquire the Vessel in satisfaction of the outstanding Indebtedness.

            It is expressly stated that upon payment of the purchase price, the purchaser shall acquire good and peaceful title to the Vessel at any such non-judicial sale, and shall not be affected by any claim or potential claim of the Mortgagor, whether or not such claim or potential claim comes to the knowledge of the purchaser.

            Any sale may be conducted without bringing the Vessel to the place designated for such sale and in such manner as the Mortgagee may deem to be for its best advantage.

            Section 2.   Any sale of  the Vessel made in  pursuance of this
  Mortgage, whether under the power of sale hereby granted or any judicial proceedings, shall operate to divest all right, title and interest of any nature whatsoever of the Shipowner therein and thereto, and shall bar the Shipowner, its successors and assigns, and all persons claiming by, through or under them, from asserting any claim or right, title or interest therein or thereto. No purchaser shall be bound to inquire whether notice has been given, or whether any default has occurred, or as to the propriety of the sale, or as to the application of the proceeds thereof.

            Section 3. The Mortgagee is hereby appointed attorney-in-fact of the Shipowner to execute and deliver to any purchaser aforesaid, and is hereby vested with full power and authority to make, in the name and in behalf of the Shipowner, a good conveyance of the title to the Vessel so sold. In the event of any sale of the Vessel, under any power herein contained, the Shipowner will, if and when required by the Mortgagee, execute such form of conveyance of the Vessel as the Mortgagee may direct or approve.

            Section 4. The Mortgagee is hereby appointed attorney-in-fact of the Shipowner upon the happening of any Event of Default, in the name of the Shipowner to demand, collect, receive, compromise and sue for, so far as may be permitted by law, all freights, hire, earnings, issues, revenues, income and profits of the Vessel and all amounts due from underwriters under any insurance thereon as payment of losses or as return premiums or otherwise, salvage awards and recoveries, recoveries in general average or otherwise, and all other sums due or to become due at the time of the happening of any Event of Default in respect of the Vessel or in respect of any insurance thereon from any person whomsoever, and to make, give and execute in the name of the Shipowner acquittances, receipts, releases or other discharges for the same, whether under seal or otherwise, all checks, notes, drafts, warrants, agreements and other instruments in writing with respect to the foregoing.

            Section 5. Whenever any right to enter and take possession of the Vessel accrues to the Mortgagee, it may require the Shipowner to deliver, and the Shipowner shall on demand, at its own cost and expense, deliver to the Mortgagee the Vessel at the location designated by the Mortgagee.

            Section 6. The Shipowner authorizes and empowers the Mortgagee or its appointees or any of them to appear in the name of the Shipowner, its successors and assigns, in any court of any country or nation of the world where a suit is pending against the Vessel because of or on account of any alleged lien against the Vessel from which the Vessel has not been released and to take such proceedings as to them or any of them may seem proper towards the defense of such suit and the purchase or discharge of such lien, and all expenditures made or incurred by them or any of them for the purpose of such defense or purchase or discharge shall be a debt due from the Shipowner, its successors and assigns, to the Mortgagee and shall be secured by the lien of this Mortgage in like manner and extent as if the amount and description thereof were written herein.

            Section 7. The Shipowner covenants that upon the happening of and continuance of any one or more of the Events of Default, upon written demand of the Mortgagee, the Shipowner will pay to the Mortgagee the whole amount due and payable on the Indebtedness hereby secured together with any other amounts due hereunder or under the Credit Facility Agreement; and in case the Shipowner shall fail to pay same forthwith upon such demand, the Mortgagee shall be entitled to recover judgment for the whole amount so due and unpaid, together with such further amounts as shall be sufficient to cover the reasonable compensation to the Mortgagee's agents, attorneys and counsel and any necessary advances, expenses and liabilities made or incurred by it hereunder. All moneys collected by the Mortgagee under this Section 7 shall be applied by the Mortgagee in accordance with the provisions of Section 11.

            Section 8. Each and every right, power and remedy herein given to the Mortgagee shall be cumulative and shall be in addition to every other right, power and remedy herein given or now or hereafter existing at law, in equity, in admiralty or by statute, and each and every right, power and remedy whether herein given or otherwise existing may be exercised from time to time and as often and in such order as may be deemed expedient by the Mortgagee, and the exercise or the beginning of the exercise of any right, power or remedy shall not be construed to be a waiver of the right to exercise at the same time or thereafter any other right, power or remedy. No delay or omission by the Mortgagee or by the holder of any of the Indebtedness hereby secured in the exercise of any right or power or in the pursuance of any remedy accruing upon any Event of Default shall impair any such right, power or remedy or be construed to be a waiver of any such Event of Default or to be an acquiescence therein; nor shall the acceptance by the Mortgagee of any security or of any payment of or on account of the Indebtedness hereby secured maturing after any Event of Default or of any payment on account of any past default be construed to be a waiver of any right to take advantage of any future Event of Default or of any past Event of Default not completely cured thereby.

            Section 9. If at any time after an Event of Default and prior to any foreclosure action having been taken by the Mortgagee under any of the Loan Documents to realize upon the security provided by such documents, the Shipowner offers completely to cure all Events of Default and to pay all expenses, advances and damages to the Mortgagee consequent to such Events of Default, with interest at the rate provided for late payments herein, then and in the case of the first such Event of Default, the Mortgagee shall, and in the case of any succeeding Events of Default, the Mortgagee may, but shall not be required to, accept such offer and payment and restore the Shipowner to its former position, but such action shall not affect any subsequent Event of Default or impair any rights consequent thereon.

            Section 10. In case the Mortgagee shall have proceeded to enforce any right, power or remedy under this Mortgage by foreclosure, entry or otherwise, and such proceedings shall have been discontinued or abandoned for any reason or shall have been determined adversely to the Mortgagee, then and in every such case the Shipowner and the Mortgagee shall be restored to their former positions and rights hereunder with respect to the property subject or intended to be subject to this Mortgage, and all rights, remedies and powers of the Mortgagee shall continue as if no such proceedings had been taken.

            Section 11. The proceeds of any sale of the Vessel received by the Mortgagee and the net earnings of any charter operation or other use of the Vessel received by the Mortgagee under any of the rights, powers or remedies herein specified and any and all other moneys received by the Mortgagee pursuant to or under the terms of this Mortgage or in any proceedings hereunder, the application of which has not elsewhere herein been specifically provided for, shall be applied as follows:

                   FIRST:    To the  payment of  all expenses  and charges,
              including the expenses of any sale, the expenses of any retaking, attorney's fees, court costs, and any other expenses or advances made or incurred by the Mortgagee in the protection of its rights or the pursuance of its remedies hereunder;

                   SECOND:    To the  payment  of  the Indebtedness  hereby
              secured pursuant to Section 10.4 of the Credit Facility Agreement, whether due or not, including interest thereon to the date of such payment;

                   THIRD:    To  the  payment  of  any  surplus  thereafter
              remaining to the Shipowner or to whomever may be entitled thereto.

            Section 12. Until one or more of the Events of Default shall happen, the Shipowner (a) shall be suffered and permitted to retain actual possession and use of the Vessel and (b) shall have the right, from time to time, in its discretion, and without application to the Mortgagee, and without obtaining a release thereof by the Mortgagee, to dispose of, free from the lien hereof, any boilers, engines, machinery, masts, spars, sails, rigging, boats, anchors, chains, tackle, apparel, furniture, fittings or equipment, drilling equipment, pumps, drill pipes, collars, racking, housing, spare parts and supporting inventory, vehicles and living quarters or any other appurtenances of the Vessel that are no longer useful, necessary, profitable or advantageous in the operation of the Vessel, first or simultaneously having provided for the replacement thereof by new boilers, engines, machinery, masts, spars, sails, rigging, boats, anchors, chains, tackle, apparel, furniture, fittings, equipment, drilling equipment, pumps, drill pipes, collars, racking, housing, spare parts and supporting inventory, vehicles and living quarters or other appurtenances of substantially equal value to the Shipowner, which shall forthwith become subject to the lien of this Mortgage as a first naval mortgage thereon.

            Section 13. If the entire Indebtedness hereby secured be paid as and when the same becomes due and payable, and if the Shipowner also pays or causes to be paid all other sums payable by the Shipowner hereunder and under the Credit Facility Agreement then this Mortgage and the lien, rights and interest hereby granted shall cease, determine and become null and void, and the Mortgagee shall, at the request of the Shipowner, execute and deliver such instrument or instruments of satisfaction as may be necessary to satisfy and discharge the lien hereof; and forthwith the estate, right, title and interest of the Mortgagee in and to all property subject to this Mortgage shall thereupon cease, determine and become null and void.

                                  ARTICLE III

                              Sundry Provisions.

            Section 1. The names, surnames, civil status, occupation and domicile of the creditor and debtor are as follows:

       CREDITORS:

        Name:                   Internationale Nederlanden Bank, N.V.
                                De Amsterdamse Poort
                                1102 MG Amsterdam Zuid-Oost
                                The Netherlands
                                Telefax No.: 011-31-2-05-67-21-99

        Civil Status:           Corporation organized under the laws
                                of the Netherlands

        Occupation:             Lending Institution

        Domicile:               c/o Bank One, Texas, N.A.,
                                      as Trustee
                                910 Travis, 6th Floor
                                Houston, Texas  77002-5860
                                Telephone No.:  (713) 751-6834
                                Telefax No.:  (713) 751-6806

        SHIPOWNER:

        Name:                   Reading and Bates Borneo
                                      Drilling Co., Ltd.

        Civil Status:           Corporation organized under the laws of
                                the State of Oklahoma

        Occupation:             Shipowner

        Domicile:               901 Threadneedle, Suite 200
                                Houston, Texas  77079
                                Telefax No.:  (713) 496-0285

            Section 2. All of the covenants, promises, stipulations and agreements of the Shipowner in this Mortgage contained shall bind the Shipowner and its successors and assigns and shall inure to the benefit of the Mortgagee and its successors and assigns. In the event of any assignment of this Mortgage, the term "Mortgagee", as used in this Mortgage, shall be deemed to mean any such assignee.

            Section 3. Wherever and whenever herein any right, power or authority is granted or given to the Mortgagee, such right, power or authority may be exercised in all cases by the Mortgagee or such agent or agents as it may appoint, and the act or acts of such agent or agents when taken shall constitute the act of the Mortgagee hereunder.

            Section 4. In the event that any provision of this Mortgage or the Credit Facility Agreement shall be deemed invalid or unenforceable by reason of any present or future law or any decision of any authoritative court, the validity and enforceability of the other provisions hereof or thereof shall not be affected thereby.

            Section 5. The Shipowner agrees to pay all costs and expenses in connection with the preparation, execution and delivery of the Credit Facility Agreement, the Notes, the Trust Indenture, this Mortgage and any other instrument contemplated thereby (including the reasonable fees and out-of-pocket expenses of counsel to the holder of the Notes, the Credit Facility Agreement and to the Mortgagee and of local counsel selected by said counsel in any jurisdiction involved in the transactions contemplated by the Credit Facility Agreement and this Mortgage) and costs and expenses, including counsel fees, in connection with the enforcement of the Credit Facility Agreement, the Notes, the Trust Indenture, this Mortgage and any other instrument contemplated thereby, as well as costs for translations and any and all stamp and other taxes of every character, if any, now or hereafter in effect, whether foreign or domestic, not including taxes imposed on the income of the holder hereof by the Netherlands or any political subdivisions thereof, which may be payable or determined to be payable in connection with the execution, delivery, performance or enforcement of the Credit Facility Agreement, the Notes, the Trust Indenture and this Mortgage, and any other instrument contemplated thereby and the payments to be made thereunder, whether any such tax be imposed upon the holder of the Credit Facility Agreement, the Notes, the Trust Indenture or the Mortgage, and to save any holder of the Credit Facility Agreement, the Notes, the Trust Indenture and the Mortgagee harmless from any and all liabilities with respect to or resulting from any delay or omission to pay such taxes.

            Section 6. This Mortgage may be executed in any number of counterparts, and all such counterparts executed and delivered each as an original shall constitute but one and the same instrument. In case of any discrepancy between an English counterpart and the Spanish and the Notarial version thereof in Spanish, as between the parties hereto, the English counterpart shall control.

            Section 7. Any notice or other communication to be given pursuant hereto shall be sent by hand or by postage prepaid letter or by cable or telegram or telefax or telex confirmed by letter and addressed:

            To the Shipowner:

                    Reading and Bates Borneo Drilling Co., Ltd.
                    901 Threadneedle, Suite 200
                    Houston, Texas  77079
                    Attention:  President
                    Telephone No.:    (713) 496-5000
                    Telefax No.:      (713) 496-0285
                    Telex No.:  762305

              To the Mortgagee:

                    Bank One, Texas, N.A.
                    910 Travis, 6th Floor
                    Houston, Texas  77002-6834
                    Attention:  Mr. Roark Ashie
                    Telephone No.: (713) 751-6834
                    Telefax No.:      (713) 751-6806

            (b)  Any notice of communication sent by postage prepaid letter shall be deemed to be received three days after mailing. Any notice or communication sent by telex or facsimile shall be deemed received at the opening of business the day after transmission. Any notice or communication sent by hand shall be deemed to be received on the day sent if sent during normal business hours and otherwise at the opening of business on day following delivery.

            Section 8. No provision of or incorporated in this Mortgage or the Credit Facility Agreement shall be deemed to constitute a waiver by the Mortgagee of preferred status of this Mortgage given to foreign flag vessels by Subsections K, L, M and N of the Ship Mortgage Act, 1920, as amended, of the United States of America or comparable legislation of any other jurisdiction where this Mortgage may be enforced, and any provision of or incorporated in this Mortgage which would otherwise constitute such a waiver shall to such extent be of no force or effect.

            FIFTH:    The Mortgagee  hereby  accepts all  of the  terms and
  conditions set forth in this First Naval Mortgage and the First Naval Mortgage granted hereby.

            SIXTH: The Mortgagee and the Shipowner declare that they hereby confer a special Power of Attorney on Messrs. Arias, Fabrega & Fabrega, lawyers of Panama, Republic of Panama, empowering each of them individually to take all necessary steps to file and register this First Naval Mortgage in the appropriate registries of the Republic of Panama.

            IN WITNESS WHEREOF, the parties hereto have executed this Mortgage as of the day and year first above written.


                          Reading and Bates Borneo Drilling Co.. Ltd.



                          By:   _________________________________
                                Attorney-in-Fact


                          Bank One, Texas, N.A., as Trustee



                          By:   _________________________________
                                Attorney-in-Fact

  REPUBLIC OF PANAMA      )
                          :  ss.:
  COUNTY OF _______       )


              On  the        day of _________,  1995, before  me personally
  came                    ,  to me known and  known to me to  be the person
  who executed the foregoing instrument, who being by me duly sworn did depose and say that he resides at
                                ;  that he is attorney-in-fact of Reading &
  Bates Borneo Drilling Co., Ltd., an Oklahoma corporation, the corporation described in and which executed the foregoing instrument; that he signed his name thereto by order of the Board of Directors of said corporation; and that said instrument is the act and deed of the corporation.

              And the said                           did further produce to
  me sufficient proof that he is of said corporation and that he was duly authorized by the said corporation to execute the foregoing mortgage, and I the notary hereby certify that the signature of the said on the foregoing mortgage is authentic.



                                      ______________________________
                                            Notary Public

  REPUBLIC OF PANAMA      )
                          :  ss.:
  STATE OF   _______      )


              On the       day of ________, 1995, before me personally came
                     , to  me known and  known to me  to be  the person who
  executed the foregoing instrument, who being by me duly sworn did depose and say that he resides at
                                ;  that he is Attorney-in-Fact of Bank One,
  Texas, N.A., a United States national banking association, the association described in and which executed the foregoing instrument; that he signed his name thereto by order of the Board of Directors of said association; and that said instrument is the act and deed of the association.

              And the said                           did further produce to
  me sufficient proof that  he is                      of  said association
  and that he was duly authorized by the said association to execute the foregoing mortgage, and I the notary hereby certify that the signature of
  the said                        on the foregoing mortgage is authentic.


                                      ______________________________
                                            Notary Public


                                                                 EXHIBIT J
                                                    TO AMENDED AND RESTATED
                                                  CREDIT FACILITY AGREEMENT


                   AUSTRALIAN FIRST REGISTERED SHIP MORTGAGE

        AUSTRALIAN FIRST REGISTERED SHIP MORTGAGE dated April 27, 1995 by READING & BATES (A) Pty Ltd., a corporation organized under the laws of the State of Western Australia, Commonwealth of Australia, with its business address at 901 Threadneedle, Suite 200, Houston, Texas 77079, (the "Shipowner") to BANK ONE, TEXAS, N.A., a national banking association, as Trustee, with its business address at 910 Travis, Houston, Texas 77002-5860, (the "Trustee").

        This instrument, as supplemented or amended, is hereinafter referred to as "this Mortgage".

                                   RECITALS

        WHEREAS:

        1. The Shipowner is the owner of all sixty-four (64) shares in the Australian flag drilling rig RON TAPPMEYER, Official No. ______, port of documentation, _______, _____ built in Singapore (the "Vessel"), which Vessel has been duly registered in the name of the Shipowner in accordance with the laws of the Commonwealth of Australia.

        2. By the Amended and Restated Credit Facility Agreement, dated as of April 27, 1995 (the "Amended and Restated Agreement"), between the Shipowner and the other Borrowers named in the Amended and Restated
  Agreement and Internationale Nederlanden Bank, N.V., a corporation organized under the laws of The Netherlands (such bank shall be referred to herein as the "Lender"), providing for Advances to, and the issuance of letters of credit for the accounts of, the Shipowner and the other Borrowers named in the Amended and Restated Agreement up to an aggregate amount of USD 65,000,000 (the "Commitment") for the purposes indicated in the Amended and Restated Agreement. A copy of the form of the Amended and Restated Agreement is attached hereto as Exhibit A. The obligations of the Borrowers under the Amended and Restated Agreement are evidenced by the Promissory Notes of the Shipowner and the other Borrowers (the "Notes") in the form attached as Exhibit A-1 through A-5 to the Amended and Restated Agreement.

        3. The total amount secured by this Mortgage is USD 65,000,000 representing the total commitment of the Lender to make advances and issue letters of credit under the Amended and Restated Agreement, plus interest, all costs and other obligations and covenants under this Mortgage.

        4. By Assignment, Assumption and Amendment No. 2 to Trust Indenture dated April 27, 1995 among the Shipowner, the other Borrowers and the Trustee, the Trustee has among other things assumed the rights and obligations of Texas Commerce Bank National Association in its capacity as trustee under the Trust Indenture dated March 29, 1991, (as assigned and as amended, the "Trust Indenture"), and has thereby agreed to act on behalf of the holder of the Notes with respect to this Mortgage. A copy of the form of the Trust Indenture is attached hereto as Exhibit B.

        5. The Shipowner, in order to secure the payment of all monies owing or that may become owing from time to time by the Shipowner to the Lender or the Trustee under this Mortgage, the Amended and Restated Agreement or any other Loan Document, all of which amounts the Shipowner undertakes to pay in accordance with the terms of this Mortgage the Amended and Restated Agreement and the other Loan Documents (hereinafter called the "Indebtedness") and to secure the performance and observance of and compliance with all the covenants, terms and conditions in the Amended and Restated Agreement, this Mortgage and the other Loan Documents, has duly authorized the execution and delivery of this Mortgage under and pursuant to all applicable laws binding on the Shipowner.

  NOW, THEREFORE, THIS MORTGAGE WITNESSETH:

        That, in consideration of the premises and of other good and valuable consideration, the receipt whereof is hereby acknowledged, and in order to secure the payment of the Indebtedness, and to secure the performance and observance of and compliance with the covenants, terms and conditions herein and in the Notes, the Amended and Restated Agreement and the Trust Indenture the Shipowner has granted, conveyed, mortgaged, pledged, set over and confirmed and does by these presents, grant, convey, mortgage, pledge, set over and confirm unto the Trustee, its successors and assigns, one hundred percent (100%) of the Vessel, that is, all sixty-four (64) shares of which the Shipowner is the owner in the Vessel, together with all of the boilers, engines, machinery, masts, spars, sails, rigging, boats, anchors, chains, tackle, apparel, furniture, fittings, drilling equipment, pumps, drill pipes, collars, racking, housing, spare parts and supporting inventory, vehicles and living quarters (excluding equipment aboard the Vessel which is not owned by the Shipowner) and all other appurtenances to the Vessel appertaining or belonging, whether now owned or hereafter acquired, whether on board or not, and all additions, improvements, and replacements hereafter made in or to the Vessel.

        TO HAVE AND TO HOLD ALL and singular and above mortgaged and described property unto the Trustee, to its own use, benefit and behalf forever.

        PROVIDED, only, and the conditions of these presents are such, that if the Shipowner, its successors or assigns, shall pay or cause to be paid in full the Indebtedness as and when the same shall become due and payable in accordance with the terms of this Mortgage, the Notes, the Trust Indenture and the Amended and Restated Agreement and shall pay or cause to be paid all other amounts which become due and payable in accordance with the terms of this Mortgage, the Notes, the Trust Indenture or the Amended and Restated Agreement, then these presents and the rights hereunder shall cease, terminate and be void; otherwise to be and remain in full force and effect.

        The Shipowner hereby agrees with the Trustee that the Vessel now or at any time subject to the lien of this Mortgage is to be held by the Trustee subject to the further agreements and conditions hereinafter set forth.

                                   ARTICLE I
          REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE SHIPOWNER

        SECTION 1. To Pay the Indebtedness, etc. The Shipowner will pay the Indebtedness and will observe, perform and comply with the covenants, terms and conditions herein and in the Notes, the Amended and Restated Agreement and the Trust Indenture, expressed or implied, on its part to be observed, performed or complied with.

        SECTION 2. Due Organization. The Shipowner is duly organized and is now existing as a proprietary limited company under the Corporations Law and will remain so during the term of this Mortgage; it is duly authorized to mortgage the Vessel; all action necessary and required by law for the execution and delivery of the Notes, the Amended and Restated Agreement, the Trust Indenture and this Mortgage has been duly and effectively taken; this Mortgage, the Amended and Restated Agreement, the Trust Indenture and the Notes are and will be valid and enforceable obligations of the Shipowner in accordance with their terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting creditors rights and to general equity principles. The Shipowner will, so long as the Notes are outstanding, do all such acts and things as may be necessary or advisable to maintain, without qualification, the correctness and accuracy of the preceding sentence of this Section 2.

        SECTION 3. Ownership of Vessel. The Shipowner lawfully owns and is lawfully possessed of the Vessel free from any lien and encumbrance whatsoever, other than this Mortgage, and the Shipowner will warrant and defend the title and possession thereto and every part thereof for the benefit of the Trustee against the claims and demands of all persons whomsoever. The Shipowner agrees to warrant and defend the title and possession of the Vessel and every part each against the claims and demands of all persons whomsoever arising as the result of any such liens, charges or encumbrances for the benefit of the Trustee.

        SECTION 4. Recording. The Shipowner will cause this Mortgage to be duly registered in the Register of Ships pursuant to Section 38 of the Shipping Registration Act 1981 (Commonwealth), on the date hereof, and will otherwise comply with and satisfy all of the provisions of the Shipping Registration Act 1981 (Commonwealth) in order to establish and maintain this Mortgage as a first registered mortgage thereunder upon the Vessel and upon all renewals, replacements and improvements made in or to the same.

        SECTION  5.    Operation   and  Documentation;  Citizenship.    The
  Shipowner will not cause or permit the Vessel to be operated in any manner contrary to law and the Shipowner will not engage in any unlawful trade or violate any law or carry any cargo that may expose the Vessel to penalty, forfeiture or capture or otherwise operate the Vessel in any way which might jeopardize the Trustee's security in the Vessel. The Shipowner will not do, or suffer or permit to be done, anything which can or may injuriously affect the registration or enrollment of the Vessel under the laws and regulations of the Commonwealth of Australia and will at all times keep the Vessel duly documented thereunder. The Shipowner will at all times remain an Australian national within the meaning set out in Section 3(1) of the Shipping Registration Act 1981 (Commonwealth).

        SECTION 6. Payment of Taxes. The Shipowner will from time to time discharge or cause to be paid and discharged as they become due and payable all taxes, assessments and governmental charges lawfully levied or assessed or imposed on the Shipowner or upon the Vessel or upon any of its properties or assets or in respect of its franchises or income; provided, however, that the Shipowner shall have the right to contest or cause to be contested in good faith and by appropriate proceedings, any such tax, assessment or governmental charge, and, pending such contest, may defer or cause to be deferred the payment thereof, so long as such deferment and payment shall not subject the Vessel to forfeiture or loss, and so long as there shall have been set up adequate reserves with respect thereto.

        SECTION 7. No Authority to Incur Liens. Neither the Shipowner, any charterer, the Masters of the Vessel nor any other person has or shall have any right, power or authority to create, incur or permit to be placed or imposed or continued upon the Vessel any liens whatsoever other than the lien of this Mortgage and Permitted Liens.

        SECTION 8. Notice of Mortgage. The Shipowner will place, and at all times and places will retain, a properly certified copy of this Mortgage on board the Vessel with her papers and will cause such certified copy and the Vessel's marine documents to be exhibited to any and all persons having business with it which might give rise to any lien thereon and to any representatives of the Trustee; and will place and keep prominently displayed in the chart room and in the Master's cabin of the Vessel a framed printed notice reading as follows:

                              "NOTICE OF MORTGAGE
              This Vessel is covered by a First Registered Mortgage in favor of Bank One, Texas, N.A., Trustee, Mortgagee, under
        Section 38 of the Shipping Registration Act 1981 (Commonwealth). Under the terms of said Mortgage neither the Owner, any Charterer, the Master of this Vessel nor any other person has any right, power or authority to create, incur or permit to be placed or imposed or continued upon this Vessel any lien whatsoever other than said First Registered Mortgage and liens for crew's wages, wages of stevedores and salvage."

        SECTION 9. Discharge of Liens. Except for the lien of this Mortgage and Permitted Liens, the Shipowner will not suffer to be continued any lien, encumbrance or charge on the Vessel and in due course, and in any event within ninety (90) days after the same becomes due and payable, will pay or cause to be discharged, or make adequate provision for the satisfaction or discharge of, all lawful claims or demands, or will cause the Vessel to be released or discharged from any lien, encumbrance or charge therefor.

        SECTION 10. Notice of Libels and Damage. If any libel be filed against the Vessel or any execution or other process of any court or tribunal is issued against or levied upon the Vessel or if the Vessel is otherwise attached, levied upon or taken into custody by virtue of any legal proceeding in any court, tribunal or governmental authority (de jure or de facto), or if the Vessel suffers damage in excess of USD 1,000,000, the Shipowner will promptly notify the Trustee thereof by telefax or telex, confirmed by letter, addressed to the Trustee at its corporate trust office, and, in the case of any such libel, execution or attachment, within thirty (30) days will cause said Vessel to be released and all liens thereon to be discharged, and will promptly notify the Trustee thereof in the manner aforesaid.

        SECTION 11. Classification. The Shipowner will without cost or expense to the Trustee, (a) maintain the Vessel and its machinery in such condition and repair as will keep the Vessel entitled to the highest classification in the American Bureau of Shipping, or other classification society of like standing approved in writing by the Trustee, for the Vessel , (b) keep the Vessel, its machinery, boilers, appurtenances and spare parts in a good state of repair, wear and tear and  depreciation  excepted,  and  in  efficient operating  condition  in accordance with good commercial maintenance practices, (c) keep the Vessel tight, staunch, strong and in all respects seaworthy, in so far as due diligence can make it (d) maintain the Vessel with full unexpired classification and other required certificates and (e) furnish prior to June 1 of each year to the Trustee, a written statement of the classification society that the classification referred to in (a) above is in effect. The Vessel shall, and the Shipowner covenants that it will,  at  all times  comply  with  all  applicable  laws,  treaties  and conventions of the United States of America, or to which the United States of America is a party, from time to time in effect, and rules and regulations issued thereunder, and shall have on board as and when required thereby valid certificates showing compliance therewith. The Shipowner will not make, or permit to be made, any substantial change in the structure, type, rig or speed of the Vessel which would alter the essential character of the Vessel or materially impair its use for the purpose for which such was designed without first receiving the written approval thereof by the Trustee, which approval shall not be unreasonably withheld.

        SECTION 12. Right of Inspection. The Shipowner will at all reasonable times afford the Trustee or its authorized representatives full and complete access to the Vessel during normal business hours for the purpose of inspecting the Vessel and its cargoes and papers, and the Shipowner will deliver for inspection copies of such contracts and documents relating to the Vessel, whether on board or not, as the Trustee may reasonably request, provided however, that (i) non-public information obtained by the Trustee pursuant to any Loan Document concerning the Shipowner, the Vessel, any other assets or the Shipowner's financial condition and prospects shall be kept confidential by the Trustee subject, however, to requests from the Lender, any applicable Governmental Agencies and to disclosures of such information to assignees and participants (and potential assignees and participants) pursuant to
  Section 18.8 of the Amended and Restated Agreement, unless such non-governmental parties shall agree prior thereto to be bound by this
  Section 12 and (ii) any inspection of the Vessel, its cargoes and papers shall be subject to the requirements of any operators of the Vessel and any applicable Governmental Agencies.

        SECTION 13. Registry of Vessel. The Shipowner will not transfer or change the flag or port of documentation of the Vessel without the written consent of the Trustee first had and obtained, which such consent shall not be unreasonably withheld, and any such written consent to any one transfer or change of flag or port of documentation shall not be construed to be a waiver of this provision with respect to any subsequent proposed transfer or change of flag or port of documentation. Upon request of the Shipowner, the Trustee will consent to a change of name of the Vessel.

        SECTION 14. Charters, Etc. The Shipowner will not sell, charter for a period in excess of twelve (12) months or for a period reasonably expected to exceed twelve (12) months, transfer or mortgage the Vessel without the written consent of the Trustee, which consent shall not be unreasonably withheld. Any such written consent to any one sale, demise charter, time charter, mortgage or transfer shall not be construed to be a waiver of this provision with respect to any subsequent proposed sale, demise charter, time charter, mortgage or transfer. Any such sale, demise charter, time charter, transfer or mortgage of the Vessel shall be subject to the provisions of this Mortgage and the lien thereof, and shall not affect the liabilities of the Shipowner hereunder.

        SECTION 15. Insurance. (a) The Shipowner will, at its own expense, when and so long as this Mortgage shall be outstanding, insure or cause to be insured the Vessel against the risks indicated below, in addition to such other risks which should be covered by experienced, prudent, and responsible companies engaged in the offshore contract drilling of hydrocarbons in places and under conditions comparable to those in which the Vessel is employed from time to time and possessing financial and operating characteristics similar to the Borrowers
  ("Similar Companies") in accordance with the usual and customary practices of Similar Companies, and keep her insured, in lawful money of the United States, for not less than the higher of (i) the full commercial value of such Vessel and (ii) the amount of coverage that would be obtained by Similar Companies on such Vessel. The Vessel shall in no event be insured for an amount less than the agreed valuation as set forth in the applicable marine and war risk policies. Such insurance shall be on the basis of "new for old" with no deduction for depreciation and cover marine and war risk perils, on hull and machinery, and shall be maintained in the broadest forms available in the American or British insurance markets for vessels of the same type as the Vessel. Such insurance shall not include a deductible or self-insured retention in excess of USD 250,000 per occurrence. The Shipowner shall also obtain such workmen's compensation or longshoremen's and harbor worker's insurance as shall be required by applicable law, including endorsements for Outer Continental Shelf operations, borrowed servant, voluntary compensation, and in rem claims. In addition, the Shipowner shall, at its own expense, furnish to the Trustee a mortgagee's single interest policy (or shall cause the hull and machine insurance on the Vessel to be endorsed to afford breach of warranty coverage for the benefit of the Trustee) providing coverage in an amount equal to at least the full commercial value of the Vessel. Such mortgagee's interest insurance shall be maintained in the broadest form available in the American or British markets for vessels of the same type as the Vessel through underwriters acceptable to the Trustee. The Vessel shall not undertake any drilling operations, not carry any cargoes or proceed into an area then excluded by trading warranties under its marine or war risk policies (including protection and indemnity) without obtaining all necessary additional coverage, satisfactory in form and substance, and evidence of which shall be furnished, to the Trustee.

        (b) The policy or policies of insurance shall be issued by responsible underwriters acceptable to the Trustee, shall contain conditions, terms, stipulations and insuring covenants reasonably satisfactory to the Trustee and shall be kept in full force and effect by the Shipowner so long as this Mortgage shall be outstanding. All such policies, binders and other interim insurance contracts shall be executed and issued in the name of the Shipowner and shall provide that loss be payable to the Trustee for distribution by it to itself and the Shipowner as their interests may appear. Copies of all such policies, binders and other interim insurance contracts shall be deposited with the Trustee. The Shipowner shall furnish to the Trustee annually, not later than December 31st, a detailed report signed by a firm of marine insurance brokers satisfactory to the Trustee as to the insurance maintained in respect of the Vessel, as to their opinion as to the adequacy thereof and as to compliance with the provisions of this Section 15.

        (c) In addition, the Shipowner shall maintain or cause to be maintained protection and indemnity insurance, including coverage for contractual liability, contractual and legal wreck removal, crew coverage, excess collision, salvage, general average, care, custody and control coverage through underwriters or associations acceptable to the Trustee in an amount equal to the higher of (i) the market value of the Vessel and (ii) the amount of coverage that would be obtained by Similar Companies on the Vessel, provided, however, that war risk protection and indemnity insurance shall be in an amount not less than the amount of insurance against total loss. Such insurance shall not include a deductible or self-insured retention in excess of USD 250,000 per occurrence.

        (d) Such insurance policies shall provide for at least ten days' or, in the case of any policy covering war risk perils, seven days' prior notice to be given to the Trustee by the underwriters or association in the event of (i) cancellation or reduction in coverage (except in the case of war risk insurance) or (ii) the failure of the Shipowner to pay any premium or call which would suspend coverage under the policy or the payment of a claim thereunder. A copy of such insurance shall be furnished to the Trustee.

        (e) Unless otherwise required by the Trustee by notice to the underwriters, although the following insurance is payable to the Trustee,
  (i) any loss under any insurance on the Vessel with respect to protection and indemnity risks may be paid directly to the Shipowner to reimburse it for any loss, damage or expense incurred by it and covered by such insurance or to the person to whom any liability covered by such insurance has been incurred, and (ii) in the case of any loss (other than a loss covered by clause (i) above) under any insurance with respect to the Vessel involving any damage to the Vessel, the underwriters may pay direct for the repair, salvage or other charges involved or, if the Shipowner shall have first fully repaired the damage or paid all of the salvage or other charges, may pay the Shipowner as reimbursement therefor; provided, however, that if such damage involves a loss in excess of $500,000, the underwriters shall not make such payment without first obtaining the written consent thereto of the Trustee. Any loss covered by this paragraph which is paid to the Trustee but which might have been paid, in accordance with the provisions of this paragraph, directly to the Shipowner or others, shall be paid by the Trustee to, or as directed by, the Shipowner and all other payments to the Trustee of losses covered by this paragraph shall be paid by the Trustee to the Lender for application pursuant to Section 9.4 of the Amended and Restated Agreement.

        (f) In the event of an actual or constructive total loss or a compromised constructive total loss or requisition of the Vessel, all insurance payments therefor shall be paid to the Trustee. The Shipowner shall not declare or agree with underwriters that the Vessel is a constructive or compromised, agreed or arranged constructive total loss without the prior written consent of the Trustee.

        (g) In the event of an actual or constructive total loss of the Vessel, the Trustee shall retain out of the insurance payments received on account of such loss and held by the Trustee in accordance with
  Section 305 of the Trust Indenture, any sum or sums that shall be or become owing the Trustee under this Mortgage for the cost, if any, of collecting the insurance, which sum or sums shall become the sole property of the Trustee, and pay the balance to the Lender for application pursuant to Section 9.4 of the Amended and Restated Agreement.

        (h) The Shipowner shall at all times during which the Vessel is operating within the jurisdiction of the United States of America or the Commonwealth of Australia, maintain or cause to be maintained insurance or post bond or maintain or cause to be maintained approved evidence of financial responsibility with respect to the Vessel to cover the actual cost of removal of discharged oil for which the Shipowner or the Vessel may be held strictly liable (or held liable due to the negligence of the Shipowner, any charterer or any other Person) under any legislation or applicable laws including, without limitation, the Clean Water Act of 1977, the Oil Pollution Act of 1990 or the Outer Continental Shelf Lands Act, or under any legislation or applicable laws which, in the future, may apply to the Vessel or to the Shipowner; and the Shipowner shall maintain insurance covering similar pollution risks or liabilities incident thereto under any law, regulation, or judicial decision of any foreign jurisdiction or jurisdictions or political subdivision thereof applicable to the Shipowner, the Vessel, or its operations.

        SECTION 16. Reimbursement of Expenses. The Shipowner will reimburse the Trustee promptly, with interest at the rate provided for in
  Section 8.3 of the Amended and Restated Agreement for any and all expenditures which the Trustee may from time to time make, lay out or expend in providing such protection in respect of insurance, discharge or purchase of liens, taxes, dues, assessments, governmental charges, fines and penalties lawfully imposed, repairs, attorney's fees and other matters as the Shipowner is obligated herein to provide, but fails to provide within the time required. Such obligation of the Shipowner to reimburse the Trustee shall be an additional indebtedness due from the Shipowner, secured by this Mortgage, and shall be payable by the Shipowner on demand. The Trustee, though privileged to do so, shall be under no obligation to make any such expenditures, nor shall the making thereof relieve the Shipowner of any default in that respect.

        SECTION 17. Office for Service of Process. The Shipowner maintains an office at 901 Threadneedle, Suite 200, Houston, Texas 77079, at which summons and/or other legal process in any suit based on rights arising out of this Mortgage, the Amended and Restated Agreement or the Notes may be served. The Shipowner agrees that it will continue to maintain an office at such address, or at such other address as shall be designated from time to time by notice to the Trustee. The Shipowner agrees that any such process shall be deemed duly served if left at such address (or if notice of a changed address shall have been given the Trustee, at such changed address) whether or not the Shipowner shall in fact maintain an office at such address at the time of such service or shall in fact receive or have notice of such process.

        SECTION 18. Requisition, Seizure or Forfeiture. The Shipowner covenants and agrees that, in the event the Vessel is requisitioned, seized or forfeited by any Government or by any group or body purporting to act as such, and such requisition, seizure or forfeiture is not reversed and the Vessel released therefrom within thirty (30) days, the Shipowner, subject to the provision in the next following sentence, will cause the Notes to be prepaid on a date not later than one hundred eighty
  (180) days after such requisition, seizure or forfeiture. To the extent that the Shipowner is able or entitled to do so, the Shipowner will cause all payments made in respect of any such requisition, seizure or forfeiture to be paid to the Trustee to be held and applied by the Trustee for prepayment of the Notes in the manner set forth in Section 11 of Article II of this Mortgage; provided however, that if any such requisition, seizure or forfeiture applies only to the use of the Vessel, the provisions of this Section 18 shall not apply if and so long as the Shipowner shall not be in default in respect of any of its obligations under this Mortgage, the Amended and Restated Agreement or the Notes secured hereby.

                                  ARTICLE II
                        EVENTS OF DEFAULT AND REMEDIES

        SECTION 1.  Generally.   In case any one  or more of the  following
  events herein termed "Events of Default" shall occur and be continuing:

              (a) Failure by the Shipowner to pay any amount due under the Notes when due, subject to the applicable grace period; or

              (b) Default in the due and punctual observance and performance of any of the provisions of the Amended and Restated Agreement or the Trust Indenture and same shall continue unremedied for ten (10) days after notice thereof; or

              (c) Default in the due and punctual observance and performance of any of the provisions of Sections 5, 6, 9, 10, 11, 12, 13, 14, 15 and 18 of Article I hereof;
                    or

              (d) Default in the due and punctual observance and performance of any other provision of this Mortgage and the same shall continue unremedied for ten (10) days after notice to the Shipowner.

        THEN, upon the occurrence and continuance of any Event of Default after the applicable grace period, and in each and every such case, in addition to the rights and powers conferred on it by law or in equity, the Trustee shall have the right to:

        (1) Declare the Notes, together with all other sums payable under the Amended and Restated Agreement and this Mortgage, to be due and payable immediately, and upon such declaration the same shall become due and be immediately due and payable, without the need to obtain a judgment or for any other formality; any amount not paid when due shall bear interest at the rate provided for in Section 8.3 of the Amended and Restated Agreement;

        (2) Exercise all the rights and remedies in foreclosure and otherwise given to mortgagees by the laws and regulations of the United States of America, the Commonwealth of Australia, any of the States or Territories of Australia, or of the countries wherein the Vessel shall then be found or of any country wherein the Vessel may thereafter be found or of any other applicable jurisdiction;

        (3) Bring suit at law, in equity or in admiralty, as the Trustee may be advised, to recover judgment for any and all amounts due under the Notes, or otherwise hereunder, and collect the same from the Shipowner or any other obligation on the Notes and/or out of either the income from operations of the Shipowner or from the proceeds from the disposition of the Vessel.

        (4) Take and enter into possession of the Vessel without legal process wherever the same may be; and the Shipowner or other person in possession, forthwith upon demand of the Trustee, shall surrender to the Trustee possession of the Vessel and the Trustee may, without being responsible for loss or damage, hold, lay up, lease, charter, operate or otherwise use the Vessel for such time and upon such terms as it may deem to be for its best advantage, accounting only for the net profits, if any, arising from such use of the Vessel and charging upon all receipts from the use of the Vessel or from the sale thereof by court proceedings or pursuant to clause
              (5) next following, all costs, expenses, charges, damages or losses by reason of such use; and if at any time the Trustee shall avail itself of the right herein given it to take the Vessel and shall take the Vessel, the Trustee shall have the right to dock the Vessel for a reasonable time at any dock, pier or other premises of the Shipowner without charge, or to dock it any other place at the cost and expense of the Shipowner;

        (5) Without legal process and without being responsible for loss or damage, sell the Vessel at such place and at such time as the Trustee may specify and in such manner as the Trustee may deem advisable free from any claim by the Shipowner in admiralty, in equity, at law or by statute, after first giving notice of the time and place of any such sale with a general description of the property in the following manner:

              (a) by publishing such notice for ten consecutive days in a daily newspaper of general circulation published in Houston, Texas;

              (b) if the place of sale should not be Houston, Texas, then also by publication of a similar notice in a daily newspaper, if any, published at the place of sale; and

              (c) by mailing a similar notice to the Shipowner on the day of first publication.

  The Trustee may adjourn any such sale from time to time by announcement at the time and place appointed for such sale or for such adjourned sale, and without further notice or publication the Trustee may make any such sale at the time and place to which the same shall be so adjourned. Any such sale may be conducted without bringing the Vessel to the place designated for such sale and in such manner as the Trustee may deem to be for its best advantage.

        SECTION 2. Sale of Vessel. Any sale of the Vessel made in pursuance of this Mortgage, whether under the power of sale hereby granted or any judicial proceedings, shall operate to divest all right, title and interest of any nature whatsoever of the Shipowner therein and thereto, and shall bar the Shipowner, its successors and assigns, and all persons claiming by, through or under them. At any such sale, the Trustee may bid for and purchase the Vessel and upon compliance with the terms of sale may hold, retain and dispense of the Vessel without further accountability therefor. In case of any such sale, the Trustee shall be entitled, for the purpose of making settlement or payment for the Vessel purchased, to use and apply to the outstanding Notes the sums payable to the Trustee out of the net proceeds of such sale after allowing for the costs and expense of sale and other charges; and thereupon the Trustee shall be credited, on account of such purchase price, with the net proceeds that shall have been so credited upon the Notes. No purchaser of the Vessel shall be bound to inquire whether notice has been given, or whether any default has occurred, or as to the propriety of the sale or as to the application of the proceeds thereof.

        SECTION 3. Trustee as Attorney-in-Fact for Shipowner. The Trustee is hereby appointed attorney-in-fact of the Shipowner to execute and deliver to any purchaser aforesaid, and is hereby vested with full power and authority to make, in the name and in behalf of the Shipowner, a good conveyance of the title to the Vessel. In the event of the sale of the Vessel, under any power herein contained, the Shipowner will, if and when required by the Trustee, execute such form of conveyance of the Vessel as the Trustee may direct or approve.

        SECTION 4.  Trustee Receipt of Moneys upon Certain Events.
   The Trustee is hereby appointed attorney-in-fact of the Shipowner upon the occurrence and continuance beyond any applicable period of grace of any Event of Default, in the name of the Shipowner to demand, collect, receive, compromise and sue for, so far as may be permitted by law, all freights, hire, earnings, issues, revenues, income and profits of the Vessel and all amounts due from underwriters under any insurance premiums or otherwise, salvage awards and recoveries in general average or otherwise, and all other sums, due or to become due at the time of the happening of any Event of Default in respect of the Vessel, or in respect of any insurance thereon from any person whomsoever, and to make, give, and execute in the name of the Shipowner acquittances, receipts, releases, or other discharges for the same, whether under seal or otherwise, and to endorse and accept in the name of the Shipowner all checks, notes, drafts, warrants, agreements and all other instruments in writing with respect to the foregoing.

        SECTION 5. Delivery of Vessel; Receiver. Whenever any right to enter and take possession of the Vessel accrues to the Trustee, it may require the Shipowner to deliver, and the Shipowner shall on demand, at its own cost and expense deliver the Vessel to the Trustee at the location designated by the Trustee. If any legal proceedings shall be taken to enforce any right under this Mortgage, the Trustee shall be entitled as a matter of right to the appointment of a receiver or manager or receiver and manager (the "Receiver") of the Vessel and the freights, hire, earnings, issues, revenues, income and profits due or to become due and arising from the operation thereof. Any Receiver so appointed shall be the agent of the Shipowner unless at any time otherwise specified by the Trustee. The Shipowner shall be solely responsible for the Receiver's renumeration, costs and expenses. The Trustee may at anytime terminate the appointment of the Receiver. In addition to all the rights and powers conferred in the Receiver at law and in equity, a Receiver shall be entitled to exercise all of the powers and rights conferred upon the Trustee under this Mortgage or any other Loan Document.

        SECTION 6. Trustee Enforcement of Liens. The Shipowner authorizes and empowers the Trustee or its appointee or any of them to appear in the name of the Shipowner, its successors and assigns, in any court of any country or nation of the world where a suit is pending against the Vessel from which the Vessel has not been released and to take such proceedings as to it may seem proper towards the defense of such suit and discharge of such lien, in the event that the Shipowner shall not be taking proceedings reasonably satisfactory to the Trustee, and in such case all expenditures made or incurred by the Trustee or its appointee for the purpose of such defense or discharge shall be a debt due from the Shipowner, its successors and assigns, to the Trustee, and shall be secured by the lien of this Mortgage in like manner and extent as if the amount and description thereof were written herein.

        SECTION 7. Acceleration of Notes. Upon declaration of acceleration pursuant to clause (1) of Section 1 of this Article II, then, upon written demand of the Trustee, the Shipowner will pay to the Trustee the whole amount due and payable on the Notes and in case the Shipowner shall fail to pay the same forthwith upon such demand, the Trustee shall be entitled to recover judgment for the whole amount so due and unpaid, together with such further amounts as shall be sufficient to cover the reasonable costs and expenses of collection, including a reasonable compensation to the Trustee and its agents, solicitors, attorneys and counsel and any necessary advances, expenses and liabilities made or incurred by them hereunder, including without limitation, solicitors costs on a solicitors and own client basis. All moneys collected by the Trustee under this Section 7 shall be applied by the Trustee in accordance with the provisions of Section 11 of this
  Article II.

        SECTION 8. Powers of Trustee Cumulative. Each and every power and remedy herein given to the Trustee shall be cumulative and shall be in addition to every other power and remedy herein given. Each and every power and remedy given herein may be exercised from time to time and as often and in such order as may be deemed expedient by the Trustee, and the exercise or the beginning of the exercise of any power or remedy shall not be construed to be a waiver of the right to exercise at the same time or thereafter any other power or remedy given herein. No delay or omission by the Trustee in the exercise of any right or power or in the pursuance of any remedy accruing upon the occurrence of any Event of Default as above defined shall impair any such right, power or remedy given it or be construed to be a waiver of the right to exercise at the same or thereafter any other stated power or remedy. No delay or omission by the Trustee in the exercise of any given right or power or remedy shall be or shall be construed to be a waiver of any such Event of Default or to be any acquiescence therein; nor shall the acceptance by the Trustee of any security or of any payment of or on account of the Notes after any Event of Default or of any payment on account of any past due default be construed to be a waiver of any right to take advantage of any future Event of Default or of any past Event of Default not completely cured thereby.

        SECTION 9. Cure of Events of Default. If at any time after an Event of Default and declaration of acceleration pursuant to clause (1) of Section 1 of this Article II and prior to any foreclosure action having been taken by the Trustee under any of the Loan Documents to realize upon the security provided by such documents, the Shipowner offers completely to cure all Events of Default and to pay all expenses, advances and damages to the Trustee consequent to such Events of Default, with interest at the rate provided for in Section 8.3 of the Amended and Restated Agreement, then and in the case of the first such Event of Default, the Trustee shall, and in the case of any succeeding Events of Default, the Trustee may accept such offer and payment and restore the Shipowner to its former position. However, such action shall not affect any subsequent Event of Default or impair any rights consequent thereon.

        SECTION 10. Abandonment. In case the Trustee shall have proceeded to enforce any right, power or remedy under this Mortgage by foreclosure, entry or otherwise, and such proceedings shall have been discontinued or abandoned for any reason or shall have been determined adversely to the Trustee then and in every such case the Shipowner and the Trustee shall be restored to their former positions and rights hereunder with respect to the property subject or intended to be subject to this Mortgage, and all rights, remedies and powers of the Trustee shall continue as if no such proceedings had been taken.

        SECTION 11. Application of Proceeds from Sale or Use of Vessel. The proceeds of any sale of the Vessel and the net earnings of any charter, operation or other use of the Vessel by the Trustee under any of the powers herein specified and any and all other money received by the Trustee pursuant to or under the terms of this Mortgage or in any proceedings hereunder, the application of which has not elsewhere herein been specifically provided, shall be applied as follows:

        FIRST: To the payment of all reasonable expenses of any sale, retaking, solicitor's and attorney's fees, court costs, necessary repairs and any other expenses or advances made or incurred by the Trustee for the protection of its rights or the pursuance of its remedies hereunder and reasonable compensation to the Trustee, its agents, solicitors, attorneys and counsel, including without limitation, solicitors costs on a solicitors and own client basis, and to provide adequate indemnity against liens claiming priority over or equality with the lien of this Mortgage;

        SECOND: To the payment of the Indebtedness hereby secured pursuant to Section 9.4 of the Amended and Restated Agreement, whether due or not, including interest thereon to the date of such payment; and


        THIRD: To the payment of any surplus thereafter remaining to the Shipowner or to whomsoever may be entitled thereto.

        SECTION 12. Rights of Shipowner. Until one or more of the Events of Default herein above described shall happen, the Shipowner (a) shall be suffered and permitted to retain actual possession and use of the Vessel; (b) may at any time alter, repair, change or re-equip the Vessel, subject, however, to the provisions of Section 11 of Article I hereof and
  (c) shall have the right, from time to time in its discretion and without application to the Trustee, and without obtaining a release thereof by the Trustee, to dispose of, free from the lien hereof, any boilers, engines, machinery, masts, spars, sails, rigging, boats, anchors, chains, tackle, apparel, furniture, fittings, drilling equipment, pumps, drill pipes, collars, racking, housing, spare parts and supporting inventory, vehicles or living quarters or any other appurtenances of the Vessel, first or simultaneously replacing the same by boilers, engines, machinery, masts, spars, sails, rigging, boats, anchors, chains, tackle, apparel, furniture, fittings, drilling equipment, pumps, drill pipes, collars, racking, housing, spare parts and supporting inventory, vehicles or living quarters or other appurtenance of substantially equal value to the Shipowner, which shall forthwith become subject to the lien of this Mortgage as a preferred mortgage thereon.

        SECTION 13. Notice of Event of Default. Immediately upon the occurrence of an Event of Default (as defined in Section 1, Article II, hereof), or of any event which with notice or lapse of time or both would constitute an Event of Default, the Shipowner shall notify the Trustee of such occurrence in writing setting forth in reasonable detail the circumstances surrounding such Event of Default or other event and what action the Shipowner proposes to take with respect thereto.

        SECTION 14. Severability. (a) If any provision of this Mortgage should be deemed invalid or shall be deemed to affect adversely the preferred status of this Mortgage under any applicable law, such provision shall cease to be a part of and shall be severed from this Mortgage without affecting the remaining provisions, which shall remain in full force and effect.

        (b) In the event that this Mortgage or any of the documents or instruments which may from time to time be delivered hereunder or any provision hereof shall be deemed invalidated by present or future law of any nation or by decision of any court, this shall not affect the validity and/or enforceability of all or any other parts of this Mortgage and, in any such case, the Shipowner covenants and agrees, that, on demand, it will execute and deliver such other and further agreements and/or documents and/or instruments and do such things as the Trustee in its sole discretion may deem to be necessary to carry out the true intent of this Mortgage.

                                  ARTICLE III
                               SUNDRY PROVISIONS

        SECTION 1. Notices. Any notice to be given under this Mortgage shall, except as otherwise expressly provided herein, be given by hand delivering the same, or through registered United States mail (effective upon receipt) or by telex or telefax, as follows:

              (a)   to the Trustee:

              BANK ONE, TEXAS, NA
              910 Travis, 6th Floor
              Houston, Texas  77002-5860
              Attention:  Mr. Roark Ashie
              Telephone No. (713) 751-6834
              Telefax No. (713) 751-0285

              (b)   To the Shipowner:

              READING & BATES (A) Pty Ltd.
              c/o Reading & Bates Exploration Co.
              901 Threadneedle, Suite 200
              Houston, Texas  77079
              Attention:  President
              Telephone No. (713) 496-5000
              Telefax No. (713) 496-0285
              Telex No. 762305

  unless another address shall be furnished in writing by the party to receive such notice to the party giving such notice.

        SECTION 2. Execution in Counterparts. This Mortgage may be executed in any number of counterparts and all such counterparts executed and delivered each as an original shall constitute but one and the same instrument.

        SECTION 3. Interest of Shipowner. The interest of the Shipowner in the Vessel and the interest mortgaged by this Mortgage is that of absolute and sole ownership.

        SECTION 4. Successors and Assigns. All the covenants, promises, stipulations and agreements of the Shipowner in this Mortgage contained shall bind the Shipowner and its successors and assigns and shall inure to the benefit of the Trustee and its successors and assigns.

        SECTION 5. Amendment and Supplements. This Mortgage may not be modified, amended or supplemented in any respect, or any waiver or consent given in regard to any of the provisions hereof, except with the written consent of the Trustee, and then modified, amended or supplemented only by an instrument in writing executed by the Shipowner and Trustee.

        SECTION  6.   Certain  Definitions.    For  all  purposes  of  this
  Mortgage, unless the context otherwise requires:

        "Corporations Law" means the Corporations Law as set out in Section 82 of the Corporations Act of 1989, as amended, supplemented or replaced from time to time, as applied in the State of Western Australia and, where appropriate, the other states and territories of the Commonwealth of Australia."

        "Event of  Default"  has the  meaning set  forth  in Section  1  of
  Article II hereof.

        "Insurance"  shall  mean  the   insurance  and  payments  therefrom
  referred to in Section 15 of Article I hereof.

        "Permitted Liens" shall mean (a) liens for taxes, assessments or other governmental charges or levies not at the time delinquent or thereafter payable without penalty or being contested in good faith, provided provision is made to the reasonable satisfaction of the Trustee for the eventual payment thereof in the event it is found that such is payable by the Shipowner;

              (b) liens of carriers, warehousemen, mechanics, materialmen, landlords, operators of, and participants in, any oil, gas or mineral properties of the Shipowner and maritime liens incurred in the ordinary course of business for sums not overdue or being contested in good faith, provided provision is made to the reasonable satisfaction of the Trustee for the eventual payment thereof in the event it is found that such sums are payable by the Shipowner;

              (c) liens incurred in the ordinary course of business in connection with workmen's compensation, unemployment insurance or other forms of governmental insurance or benefits, or to secure performance of tenders and statutory obligations entered into in the ordinary course of business or to secure obligations on surety or appeal bonds in an aggregate amount not exceeding (i) USD 2,500,000 at any one time, (ii) USD 5,000,000 in any calendar year and (iii) USD 10,000,000 during the term of this Mortgage;

              (d) judgment liens in existence less than 30 days after the entry thereof or with respect to which execution has been stayed or the payment of which is covered in full by insurance;

              (e) liens required by the terms of the Amended and Restated Agreement; and

              (f) liens existing as of the date of this Mortgage and disclosed in writing to the Trustee.

        "Person" shall mean a corporation, association, partnership, trust, estate, organization, individual, government, political subdivision or government agency.

        "U.S. Dollars" and the sign "USD" each shall mean the lawful currency of the United States of America.

        All capitalized terms used herein but not defined shall have the meaning given to them in the Amended and Restated Agreement.

        SECTION 7.  Currency Indemnity.

        (a) If any payment is made by the Shipowner or if the Lender or Trustee receives or recovers any money under or pursuant to this Mortgage in a currency other than the currency in which the Indebtedness is due, the Shipowner shall as a separate and additional liability pay such additional amount (which shall also be deemed to comprise part of the moneys secured by this Mortgage) as may be necessary so that after conversion of all moneys paid under or pursuant to this Mortgage or the Notes, the Amended and Restated Agreement or the Trust Indenture into the currency in which the obligation or liability is so due and after the payment of all commission and expenses (whether of like form or not) the Lender or Trustee shall received net in its hand an amount in that currency equal to the amount due and owing.

        (b) Notwithstanding anything elsewhere contained in this Mortgage the Shipowner covenants that in the event that any action whatsoever by the Lender or Trustee against the Shipowner to recover any of the moneys secured by this Mortgage or owing under the Notes, Amended and Restated Agreement or Trust Indenture, which results in a judgment or recovery or payment of money denominated in a currency other than the currency in which the obligation or liability of the Shipowner is due against the Shipowner and such judgment, recovery or payment does not take into account any change adverse to the Lender or Trustee in the rate of exchange between the currency of such obligation or liability of the Shipowner and the currency of any such judgment, recovery or payment at any time before the Shipowner's liability for the moneys secured by this Mortgage or owing under the Notes, Amended and Restated Agreement or Trust Indenture, shall be fully discharged, then the Shipowner's liability shall be extinguished by such judgment recovery or payment to the extent only of any amount recovered and shall continue in respect of any sum by which the amount recovered falls short of the moneys secured by this Mortgage or owing under the Notes, Amended and Restated Agreement or Trust Indenture.

        (c) For the purposes of this Section 7 the Lender or Trustee shall convert an amount received into the currency in which the obligation to pay is due ("due currency") at the spot rate at which the Lender or Trustee is able to purchase the due currency with the amount received at the time of its receipt but if the time of receipt is not on a Business Day at the time the transaction is dealt with on the next following Business Day. The Shipowner satisfies its obligation to pay in the due currency only to the extent of the amount of the due currency purchased by the Lender or Trustee with the amount received and after deducting the costs of the conversion.

        SECTION 8. No Waiver of Preferred Status. No provision of this Mortgage shall be deemed to constitute a waiver by the Trustee of the preferred status hereof given by Section 39 of the Shipping Registration Act 1981 (Commonwealth), and any provision of this Mortgage which would otherwise constitute such a waiver shall to such extent be of no force or effect.

        SECTION 9. Governing Law. THIS MORTGAGE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF WESTERN AUSTRALIA AND WHERE APPLICABLE THE LAWS OF THE COMMONWEALTH OF AUSTRALIA.

        IN WITNESS WHEREOF, this Mortgage has been executed by the Shipowner, as a deed, on the day and year first above written.


                                READING & BATES (A) PTY LTD.


                                By:   ____________________________
                                       Name:  _____________________
                                       Title: _____________________

  THE COMMON SEAL OF         )
  READING & BATES (A)        )
  PTY. LTD. was hereunto     )
  affixed by authority       )
  of the Board of Directors  )
  in the presence of:        )


  ________________________
  Director

  ________________________
  Director/Secretary

                               ACKNOWLEDGEMENT


  STATE OF TEXAS
                          : s.s.
  COUNTY OF HARRIS

        On this 27th  day of April, 1995, before me  personally appeared T.
  W. Nagle known to me to be a director of Reading & Bates (A) Pty. Ltd., a proprietary limited company organized under the Corporations Laws (Western Australia) 1990, the party described in and that executed the foregoing instrument on behalf of said corporation acknowledged to me that he signed his name thereto by authority of the Board of Directors of said company and as the free act and deed of such company.


                                      _____________________________
                                      Notary Public

                                                                   EXHIBIT K
                                                     TO AMENDED AND RESTATED
                                                   CREDIT FACILITY AGREEMENT


         ASSIGNMENT, ASSUMPTION AND AMENDMENT NO. 2 TO TRUST INDENTURE


        THIS ASSIGNMENT, ASSUMPTION AND AMENDMENT NO. 2 TO TRUST INDENTURE dated as of April __, 1995, among Reading & Bates Corporation, a corporation organized and existing under the laws of the State of Delaware ("RBC"), Reading & Bates Drilling Co., a corporation organized and existing under the laws of the State of Oklahoma ("RBD"), Reading & Bates Exploration Co., a corporation organized and existing under the laws of the State of Oklahoma ("RBX"), Reading and Bates, Inc., a corporation organized and existing under the laws of the State of Oklahoma ("RBI"), Reading and Bates Borneo Drilling Co., Ltd., a corporation organized and existing under the laws of the State of Oklahoma ("RBB"), Reading & Bates (A) Pty. Ltd., a corporation organized and existing under the laws of Australia ("RBA") (RBC, RBD, RBX, RBI, RBB and RBA being referred to collectively as the "Borrowers" and individually as a "Borrower"), Texas Commerce Bank National Association, as Trustee, (Holder-Transferee from the Receiver of New First City, Texas-Houston, N.A., successor in interest to First City Texas-Houston, N.A.), a national banking association, as Trustee (the "Assignor"), which entity is executing this document solely for the purposes of and with respect to the assignments and assumptions being made hereunder and not with respect to any amendment or other matter hereunder,and Bank One, Texas, N.A., a national banking association, as Trustee (the "Assignee").

                             W I T N E S S E T H:

              WHEREAS, pursuant to the Credit Facility Agreement dated as of March 27, 1991, as amended May 24, 1991, June 28, 1991, August 30, 1991, June 30, 1992 and February 25, 1993 (as so amended, the "Original Credit Agreement"), Internationale Nederlanden Bank (formerly known as NMB Postbank Groep, the "Lender") agreed to provide funding to certain of the Borrowers in the aggregate principal amount of up to USD 112,000,000; and

              WHEREAS, the Borrowers and the Lender have restated the Original Credit Agreement in order to add RBB and RBA as Borrowers, increase the amount of Facility E, add a new letter of credit facility and amend certain terms and covenants (the "Restated Credit Agreement"); and

              WHEREAS, the Assignor, by operation of merger, succeeded to all of the rights and obligations of New First City, Texas-Houston, N.A., the trustee under that certain Trust Indenture dated March 29, 1991 (the "Indenture") among the Borrowers and New First City, pursuant to which the Assignor agreed to act on behalf of the Lender with respect to certain security interests granted by the Borrowers to secure their obligations under the Original Credit Agreement; and

              WHEREAS, the Indenture was amended pursuant to Amendment No. 1 to Trust Indenture dated February 25, 1993 to, among other things, add the JACK BATES, Official No. 906283 as a Vessel thereto; and

              WHEREAS, the Assignee meets all of the criteria  contained in
  Section 307 of the Indenture and wishes to act as Trustee under the Indenture; and

              WHEREAS, the Lender and the Borrowers desire that the Assignee assume the rights and obligations of the Assignor under the terms of the Indenture, as amended herein; and

              WHEREAS, the Lenders, the Borrowers and the Assignee wish to further amend the terms of the Indenture in order to reflect the terms and conditions of the Restated Credit Agreement.

              NOW THEREFORE, in consideration of the above recitals and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties agree to assign, assume and amend the Indenture effective as of the date hereof as follows:

                           Assignment and Assumption

        1. The Assignor hereby sells, transfers, assigns and grants absolutely and not by way of security, all of its right, title and interest and responsibilities, powers, duties, liabilities and obligations in, to and under the Indenture to the Assignee.

        2. In connection with this Assignment, Assumption and Amendment, the Borrowers represent and warrant to the Assignee that the Indenture is in full force and effect and there are no events which would constitute a default by the Borrowers under the terms of the Indenture or events which would, with the passage of time or the giving of notice, constitute such an Event of Default.

        3. The Assignee hereby acknowledges receipt of the Indenture and expressly agrees to accept the position of trustee under, to become a party to, and be bound by, all of the terms and provisions of the Indenture, as amended hereby.

        4. The Assignee hereby agrees to perform and comply with all of the terms and conditions of, and hereby assumes all of the right, title and interest, responsibilities, powers, duties, liabilities and obligations of the Assignor under, the Indenture from and after the date hereof.

        5. The Assignor is hereby released and discharged from its responsibilities, powers, duties, liabilities and obligations under the Indenture.

        6. The Assignor agrees that at any time and from time to time, upon the written request of the Assignee, the Assignor will promptly and duly execute and deliver any and all such further instruments and documents as may be reasonably necessary to effect the transfers expressly made by Assignor under this Assignment, Assumption and Amendment, including, without limitation, assignments of financing statements, and assignments and releases of vessel mortgages.

        7. The Assignee shall hereinafter, for all purposes under the Indenture and the other Loan Documents be deemed the Trustee without any further acts or instruments on the part of any Person.

                            Amendments to Indenture

        The Borrowers and the Assignee hereby agree that the Indenture shall be amended as follows:

        A. All references in the Indenture to the Trustee shall mean Bank One, Texas, N.A., a national banking association with its principal place of business at 910 Travis, Houston, Texas 77002.

        B. The definition of "Mortgages" in the Indenture is hereby amended to read as follows:

              "Mortgages" means the First Preferred Fleet Mortgage granted by RBX to the Trustee, the Australian First Registered Ship Mortgage granted by RBA to the Trustee, the First Preferred Ship Mortgage granted by RBI to the Trustee, the First Preferred Ship Mortgage granted by RBD to the Trustee, the Panamanian First Naval Mortgage granted by RBB to the Trustee, and the Preferred Fleet Mortgage granted by RBD to the Trustee, all as amended from time to time and executed or to be executed in respect of the Vessels as security for all amounts due and payable under the Credit Agreement.

        C. The definition of Pledges in the Indenture is hereby amended to read as follows:

              "Pledges" means the pledge of all of the issued and outstanding shares of RBD by RBC, the pledge of all of the issued and outstanding shares of RBI, RBX and RBB by RBD, and the pledge of all of the issued and outstanding shares of RBA by RBX, all in favor of the Trustee as of the date hereof (with all renewals, extensions and amendments thereof) as security for the Borrowers' obligations under the Loan Documents.

        D. The definition of "Vessels" in the Indenture is hereby amended to read as follows:

              "Vessels" means the Australian flag rig RON TAPPMEYER, Official No. ______, the United States flag rigs D.R. STEWART, Official No. 626904, D.K. MCINTOSH, Official No. 591662, W.D. KENT, Official No. 583169, M.G. HULME JR., Official No. 651644, RANDOLPH YOST, Official No. 601699, ROGER W. MOWELL, Official No. 645360, J.T. ANGEL, Official No. 651645, JIM CUNNINGHAM, Official No. 651643, JACK BATES, Official No. 906283 and the Panamanian flag rig CHARLEY GRAVES, Permanent Patente No. 6618-76-B.

        E. All references in the Indenture to the Original Credit Facility Agreement shall mean the Restated Credit Agreement.

        F. Except as specifically amended by this Assignment, Assumption and Amendment, all of the terms and provisions of the Indenture shall remain in full force and effect.

        All capitalized terms used herein but not defined herein shall have the meanings given to them in the Indenture.

        THIS ASSIGNMENT, ASSUMPTION AND AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF TEXAS.

        IN WITNESS WHEREOF, the parties hereto have duly executed this Assignment, Assumption and Amendment on the date first written above.

                                READING & BATES CORPORATION

                                By:   _______________________________
                                      Name: _________________________
                                Title: ________________________

                                READING & BATES DRILLING CO.

                                By:   ______________________________
                                      Name:  _______________________
                                      Title: _______________________

                                READING & BATES EXPLORATION CO.

                                By:   _______________________________
                                      Name:  ________________________
                                      Title: ________________________


                                READING AND BATES, INC.

                                By:   _______________________________
                                      Name:  ________________________
                                      Title: ________________________


                          READING AND BATES BORNEO DRILLING CO., LTD.

                                By:   ________________________________
                                      Name:  _________________________
                                      Title: _________________________


                                READING & BATES (A) PTY. LTD.

                                By:   ________________________________
                                      Name:  _________________________
                                      Title: _________________________


                                The Assignor executes and delivers this Assignment, Assumption and Amendment No. 2 to Trust Indenture solely for the purposes of and with respect to the assignments and assumptions being made hereunder and not with respect to any amendment or other matter hereunder.

                                TEXAS  COMMERCE BANK  NATIONAL ASSOCIATION,
                                as  Trustee   (Holder-Transferee  from  the
                                Receiver of NEW FIRST  CITY, TEXAS-HOUSTON,
                                N.A., successor in interest to FIRST CITY, TEXAS-HOUSTON, N.A.)

                                By:   ________________________________
                                      Name:  _________________________
                                      Title: Assistant Vice President &
                                              Corporate Trust Officer


                                BANK ONE, TEXAS, N.A., as Trustee

                                By:   _________________________________
                                      Name:  __________________________
                                      Title: __________________________




                                ACKNOWLEDGMENT




  STATE OF TEXAS

  COUNTY OF HARRIS


        BEFORE ME, ______________________________,  a notary public  in and
  for  said   county   and   state,  on   this  day   personally   appeared
  _______________________, known to me to be the person whose name is subscribed to the foregoing instrument and known to me to be the ____________________ of Reading & Bates Corporation, a corporation organized under the laws of Delaware, and acknowledged to me that he executed said instrument for the purposes and consideration therein expressed, and as the act of said corporation.

        Given under my hand and seal of office this ___ day of ______, 1995.


                                      _______________________________
                                      Notary Public



                                ACKNOWLEDGMENT


  STATE OF TEXAS

  COUNTY OF HARRIS


        BEFORE ME,  ______________________________, a notary public  in and
  for  said   county   and   state,  on   this  day   personally   appeared
  _______________________, known to me to be the person whose name is subscribed to the foregoing instrument and known to me to be the ____________________ of Reading & Bates Drilling Co., a corporation organized under the laws of Oklahoma, and acknowledged to me that he executed said instrument for the purposes and consideration therein expressed, and as the act of said corporation.

        Given under my hand and seal of office this ___ day of ________, 1995.


                                      _______________________________
                                      Notary Public



                                ACKNOWLEDGMENT


  STATE OF TEXAS

  COUNTY OF HARRIS


        BEFORE ME, ______________________________,  a notary public in  and for said county and state, on this day personally appeared _______________________, known to me to be the person whose name is subscribed to the foregoing instrument and known to me to be the ____________________ of Reading & Bates Exploration Co., a corporation organized under the laws of Oklahoma, and acknowledged to me that he executed said instrument for the purposes and consideration therein expressed, and as the act of said corporation.

        Given under my hand and seal of office this ___ day of ________, 1995.


                                      _______________________________
                                      Notary Public


                                ACKNOWLEDGMENT


  STATE OF TEXAS

  COUNTY OF HARRIS


        BEFORE ME, ______________________________,  a notary public  in and for said county and state, on this day personally appeared _______________________, known to me to be the person whose name is subscribed to the foregoing instrument and known to me to be the ____________________ of Reading and Bates, Inc., a corporation organized under the laws of Oklahoma, and acknowledged to me that he executed said instrument for the purposes and consideration therein expressed, and as the act of said corporation.

        Given under my hand and seal of office this ___ day of ________, 1995.


                                      _______________________________
                                      Notary Public



                                ACKNOWLEDGMENT


  STATE OF TEXAS

  COUNTY OF HARRIS


        BEFORE ME,  ______________________________, a notary  public in and
  for  said   county  and   state,   on  this   day   personally   appeared
  _______________________, known to me to be the person whose name is subscribed to the foregoing instrument and known to me to be the ____________________ of Reading and Bates Borneo Drilling Co., Ltd., a corporation organized under the laws of Oklahoma, and acknowledged to me that he executed said instrument for the purposes and consideration therein expressed, and as the act of said corporation.

        Given under my hand and seal of office this ___ day of _________, 1995.


                                      _______________________________
                                      Notary Public



                                ACKNOWLEDGMENT


  STATE OF TEXAS

  COUNTY OF HARRIS


        BEFORE ME, ______________________________,  a notary public  in and
  for   said  county   and   state,   on  this   day  personally   appeared
  _______________________, known to me to be the person whose name is subscribed to the foregoing instrument and known to me to be the ____________________ of Reading & Bates (A) Pty. Ltd., a corporation organized under the laws of _________, and acknowledged to me that he executed said instrument for the purposes and consideration therein expressed, and as the act of said corporation.

        Given under my hand and seal of office this ___ day of _________, 1995.


                                      _______________________________
                                      Notary Public



                                ACKNOWLEDGMENT


  STATE OF TEXAS

  COUNTY OF HARRIS


        BEFORE ME,  ______________________________, a notary  public in and for said county and state, on this day personally appeared ______________, known to me to be the person whose name is subscribed to the foregoing instrument and known to me to be the Assistant Vice President and Corporate Trust Officer of Texas Commerce Bank National Association, as Trustee, a national banking association, and acknowledged to me that he executed said instrument for the purposes and consideration therein expressed, and as the act of said association.

        Given under my hand and seal of office this ___ day of ________, 1995.


                                      _______________________________
                                      Notary Public


                                ACKNOWLEDGMENT


  STATE OF TEXAS

  COUNTY OF HARRIS


        BEFORE ME,  ______________________________, a notary public  in and for said county and state, on this day personally appeared Roark Ashie, known to me to be the person whose name is subscribed to the foregoing instrument and known to me to be the Vice President of Bank One, Texas, N.A., a national banking association, organized under the laws of _________, and acknowledged to me that he executed said instrument for the purposes and consideration therein expressed, and as the act of said corporation.

        Given under my hand and seal of office this ___ day of _________, 1995.


                                      _______________________________
                                      Notary Public

                                                                   EXHIBIT L
                                                     TO AMENDED AND RESTATED
                                                            CREDIT AGREEMENT


                          AMENDMENT NO. 1 TO GUARANTY

        Amendment No. 1 to Guaranty ("Amendment No. 1") dated as of April __, 1995 among READING & BATES DRILLING CO., a corporation organized and existing under the laws of the State of Oklahoma ("RBD"), READING & BATES EXPLORATION CO., a corporation organized and existing under the laws of the State of Oklahoma ("RBX"), READING AND BATES, INC., a corporation organized and existing under the laws of the State of Oklahoma ("RBI"), READING & BATES CORPORATION, a corporation organized and existing under the laws of the State of Delaware ("RBC"), READING AND BATES BORNEO DRILLING CO., LTD., a corporation organized and existing under the laws of the State of Oklahoma ("RBB") and Reading & Bates (A) Pty. Ltd., a corporation organized and existing under the laws of Australia ("RBA"), (RBD, RBX, RBI, RBC, RBB and RBA being referred to collectively as the "Guarantors" and individually as a "Guarantor"), in favor of INTERNATIONALE NEDERLANDEN BANK N.V. (the "Lender").

                             W I T N E S S E T H:

        WHEREAS, the Lender and RBD, RBX, RBI and RBC entered into that certain guaranty agreement (the "Guaranty") dated as of June 28, 1991 respecting the Charters; and

        WHEREAS, the Guarantors have entered into an Amended and Restated Credit Facility Agreement (the "Amended and Restated Agreement") dated as of the date hereof which provides, among other things, that the obligations of the Guarantors under the Guaranty, as amended by this Amendment No. 1, shall be secured by the other Loan Documents (as defined in the Amended and Restated Agreement); and

        WHEREAS, the Lender and the Guarantors wish to amend the Guaranty in order to reflect the addition of RBB and RBA as Guarantors; and

        WHEREAS, the Guaranty by RBB will be secured by, among other things, a Panamanian First Naval Mortgage on the Rig owned by RBB and the Guaranty by RBA will be secured by, among other things, an Australian First Preferred Mortgage on the Rig owned by RBA; and

        WHEREAS, it is a condition to the Lender entering into the Amended and Restated Credit Facility Agreement that the Guarantors execute and deliver to the Lender this Amendment No. 1 to the Guaranty.

        NOW, THEREFORE, in consideration of the above recitals and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties agree to amend the Guaranty effective as of the date hereof, as follows:

        1. RBB and RBA shall, as of and after the date hereof, be added as Guarantors and shall bound by all terms and conditions of the Guaranty, as amended by Amendment No. 1.

        2. Each Guarantor hereby ratifies and confirms that the liability of each of the Guarantors under the Guaranty, as amended by Amendment No. 1, is absolute, unconditional, irrevocable and enforceable.

        3. Each Guarantor hereby represents and warrants that the Representations and Warranties contained in Section 7 of the Guaranty are true and valid as of the date hereof.

        4. Section 10 of the Guaranty is hereby amended to read as follows:

        "Security. The obligations of the Guarantors under this Guaranty shall be secured by the Loan Documents as defined in the Amended and Restated Agreement including the Mortgages on the Rigs. In order to perfect such security, the Guarantors agree to execute, deliver and record amendments to the
        Mortgages and the other Loan Documents reflecting their obligations under this Guaranty and their mortgaging of the Rigs and other assets owned by them to secure such obligations."

        5. Except as modified and amended herein, all terms and conditions of the Guaranty remain in full force and effect.

        6. All capitalized terms used in this Amendment No. 1 to Guaranty which are not defined herein shall have the meaning given to them in the Amended and Restated Agreement.

        THIS AMENDMENT NO. 1 TO GUARANTY SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK.


        IN WITNESS WHEREOF, the Guarantors have duly executed and delivered this Amendment No. 1 to Guaranty as of the date first written above.

                                READING & BATES CORPORATION


                                By:   __________________________
                                      Name:  ___________________
                                      Title: ___________________

                                READING & BATES DRILLING CO.


                                By:   __________________________
                                      Name:  ___________________
                                      Title: ___________________

                                READING & BATES EXPLORATION CO.


                                By:   __________________________
                                      Name:  ___________________
                                      Title: ___________________

                                READING AND BATES, INC.


                                By:   __________________________
                                      Name:  ___________________
                                      Title: ___________________

                                READING AND BATES BORNEO DRILLING CO.,
                                LTD.


                                By:   __________________________
                                      Name:  ___________________
                                      Title: ___________________

                                READING & BATES (A) PTY. LTD.


                                By:   __________________________
                                      Name:  ___________________
                                      Title: ___________________


  ACCEPTED:

  INTERNATIONALE NEDERLANDEN BANK N.V.

  By:   __________________________
        Name:  ___________________
        Title: ___________________

                                                                   EXHIBIT M
                                                     TO AMENDED AND RESTATED
                                                   CREDIT FACILITY AGREEMENT


                 ASSIGNMENT, ASSUMPTION AND AMENDMENT NO. 2 TO
                           ASSIGNMENT OF INSURANCES

        THIS ASSIGNMENT, ASSUMPTION AND AMENDMENT NO. 2 TO ASSIGNMENT OF INSURANCES dated as of April __, 1995, among Reading & Bates Corporation, a corporation organized and existing under the laws of the State of Delaware ("RBC"), Reading & Bates Drilling Co., a corporation organized and existing under the laws of the State of Oklahoma ("RBD"), Reading & Bates Exploration Co., a corporation organized and existing under the laws of the State of Oklahoma ("RBX"), Reading and Bates, Inc., a corporation organized and existing under the laws of the State of Oklahoma ("RBI"), (RBC, RBD, RBX and RBI being referred to collectively as the "Original Borrowers"), Texas Commerce Bank National Association, as Trustee, (Holder-Transferee from the Receiver of New First City, Texas-Houston, N.A., successor in interest to First City Texas-Houston, N.A., a national banking association) (the "Assignor"), which entity is executing this document solely for the purposes of and with respect to the assignments and assumptions being made hereunder and not with respect to any amendment or other matter hereunder, and Bank One, Texas, N.A., a national banking association, as Trustee (the "Assignee").

                              W I T N E S E T H:

              WHEREAS, pursuant to the Credit Facility Agreement dated as of March 27, 1991, as amended May 24, 1991, June 28, 1991, August 30, 1991, June 30, 1992 and February 23, 1993 (as so amended, the "Original Credit Agreement"), Internationale Nederlanden Bank (formerly known as NMB Postbank Groep, the "Lender") agreed to provide funding to certain of the Original Borrowers in the aggregate principal amount of up to USD 112,000,000; and

              WHEREAS, Reading & Bates Borneo Drilling Co., Ltd., a corporation organized and existing under the laws of the State of Oklahoma ("RBB") and Reading & Bates (A) Pty. Ltd., a corporation organized and existing under the laws of Australia ("RBA"), the Original Borrowers and the Lender have restated the Original Credit Agreement in order to add RBB and RBA as Borrowers (the Original Borrowers, RBB and RBA being referred to hereafter collectively as the "Borrowers"), increase the amount of Facility E, add a new letter of credit facility and amend certain terms and covenants (the "Restated Credit Agreement"); and

              WHEREAS, the Assignor, by operation of merger, succeeded to all of the rights and obligations of New First City, Texas-Houston, N.A., the successor trustee under that certain Trust Indenture dated March 29, 1991 (the "Indenture") among the Original Borrowers and First City Texas-Houston, N.A., as trustee, pursuant to which the Assignor agreed to act on behalf of the Lender with respect to certain security interests granted by the Original Borrowers to secure their obligations under the Original Credit Agreement; and

              WHEREAS, the Assignor has assigned and the Assignee has assumed the rights and obligations of the Assignor under the terms of the Indenture pursuant to Assignment, Assumption and Amendment No. 2 to Trust Indenture dated as of the date hereof (the "Assignment of Indenture"); and

              WHEREAS,  the Original  Borrowers, pursuant  to  that certain
  Assignment of Insurances dated March 29, 1991, assigned certain insurances in respect of the Vessels to First City Texas-Houston, N.A., as Trustee, the terms of which were amended by Amendment No. 1 dated as of February 25, 1993 (as amended, the "Assignment of Insurances") among the Original Borrowers and Assignor; and

              WHEREAS, in order to reflect the terms and conditions of the Assignment of Indenture and the Restated Credit Agreement, the Assignor and the Original Borrowers wish to assign and the Assignee wishes to assume all of Assignor's rights and obligations under the Assignment of Insurances, and the Assignee and the Original Borrowers wish to amend the Assignment of Insurances as hereinafter follows.

              NOW THEREFORE, in consideration of the above recitals and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties agree to assign and assume the Assignment of Insurances effective as of the date hereof as follows:

                           Assignment and Assumption

        1. The Assignor hereby sells, transfers, assigns and grants absolutely and not by way of security, all of its right, title and interest and responsibilities, powers, duties, liabilities and obligations in, to and under the Assignment of Insurances to the Assignee.

        2. In connection with this Assignment, Assumption and Amendment, the Original Borrowers represent and warrant to the Assignee that the Assignment of Insurances is in full force and effect and there are no events which would constitute a default by the Original Borrowers under the terms of the Assignment of Insurances or events which would, with the passage of time or the giving of notice, constitute such an Event of Default (as defined in the Original Credit Agreement).

        3. The Assignee hereby acknowledges receipt of the Assignment of Insurances and expressly agrees accept the position of trustee under, and be bound by, all of the terms and provisions of the Assignment of Insurances, as amended hereby.

        4. The Assignee hereby agrees to perform and comply with all of the terms and conditions of, and hereby assumes all of the right, title and interest, responsibilities, powers, duties, liabilities and obligations of the Assignor under, the Assignment of Insurances from and after the date hereof.

        5. The Assignor is hereby released and discharged from its responsibilities, powers, duties, liabilities and obligations under the Assignment of Insurances.

        6. The Assignor agrees that at any time and from time to time, upon the written request of the Assignee, the Assignor will promptly and duly execute and deliver any and all such further instruments and documents as may be reasonably necessary to effect the transfers expressly made by Assignor under this Assignment, Assumption and Amendment, including, without limitation, assignments of financing statements.

                    Amendments to Assignment of Insurances

        The Original Borrowers and the Assignee hereby agree that the Assignment of Insurances shall be amended as follows:

        A. All references in the Assignment of Insurances to the Trustee shall mean Bank One, Texas, N.A., a national banking association with its principal place of business at 910 Travis, Houston, Texas 77002.

        B. Schedule 1 to the Assignment of Insurances is hereby amended to delete the reference to:

        "RON TAPPMEYER  597497  U.S.  Reading & Bates Exploration Co."

        C. All references in the Assignment of Insurances to the Original Credit Facility Agreement shall mean the Restated Credit Agreement.

        D. Except as specifically amended by this Assignment, Assumption and Amendment, all of the terms and provisions of the Assignment of Insurances shall remain in full force and effect.

        All capitalized terms used herein but not defined herein shall have the meanings given to them in the Assignment of Insurances.

        THIS ASSIGNMENT, ASSUMPTION AND AMENDMENT NO. 2 TO ASSIGNMENT OF INSURANCES SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK AND MAY NOT BE AMENDED OR CHANGED EXCEPT BY AN INSTRUMENT IN WRITING.

        IN WITNESS WHEREOF, the parties hereto have duly executed this Assignment, Assumption and Amendment No. 2 to Assignment of Insurances on the date first written above.

                                READING & BATES CORPORATION

                                By:   _______________________________
                                      Name: _________________________
                                      Title: ________________________

                                READING & BATES DRILLING CO.

                                By:   ______________________________
                                      Name:  _______________________
                                      Title: _______________________

                                READING & BATES EXPLORATION CO.

                                By:   _______________________________
                                      Name:  ________________________
                                      Title: ________________________

                                READING AND BATES, INC.

                                By:   _______________________________
                                      Name:  ________________________
                                      Title: ________________________


                                The  Assignor  executes  and  delivers this
                                Assignment,  Assumption  and  Amendment  of
                                Assignment  of  Insurances  solely  for the
                                purposes   of  and  with   respect  to  the
                                assignments  and   assumptions  being  made
                                hereunder and not with respect to any amendment or other matter hereunder.

                                TEXAS  COMMERCE BANK  NATIONAL ASSOCIATION,
                                as  Trustee   (Holder-Transferee  from  the
                                Receiver of NEW FIRST  CITY, TEXAS-HOUSTON,
                                N.A., successor in interest to FIRST CITY, TEXAS-HOUSTON, N.A.)

                                By:   ________________________________
                                      Name:  _________________________
                                      Title: Assistant Vice President &
                                              Corporate Trust Officer


                                BANK ONE, TEXAS, N.A., as Trustee

                                By:   _________________________________
                                      Name:  __________________________
                                      Title: __________________________

                                                                   EXHIBIT N
                                                     TO AMENDED AND RESTATED
                                                   CREDIT FACILITY AGREEMENT


                 ASSIGNMENT, ASSUMPTION AND AMENDMENT NO. 2 TO
             ASSIGNMENT OF DRILLING CONTRACT REVENUES AND EARNINGS

        THIS ASSIGNMENT, ASSUMPTION AND AMENDMENT NO. 2 TO ASSIGNMENT OF DRILLING CONTRACT REVENUES AND EARNINGS dated as of April __, 1995, among Reading & Bates Corporation, a corporation organized and existing under the laws of the State of Delaware ("RBC"), Reading & Bates Drilling Co., a corporation organized and existing under the laws of the State of Oklahoma ("RBD"), Reading & Bates Exploration Co., a corporation organized and existing under the laws of the State of Oklahoma ("RBX"), Reading and Bates, Inc., a corporation organized and existing under the laws of the State of Oklahoma ("RBI"), (RBC, RBD, RBX and RBI being referred to hereafter collectively as the "Original Borrowers"), Texas Commerce Bank National Association, as Trustee, (Holder-Transferee from the Receiver of New First City, Texas-Houston, N.A., successor in interest to First City Texas-Houston, N.A., a national banking association) (the "Assignor"), which entity is executing this document solely for the purposes of and with respect to the assignments and assumptions being made hereunder and not with respect to any amendment or other matter hereunder,and Bank One, Texas, N.A., a national banking association, as Trustee (the "Assignee").

                             W I T N E S S E T H:

              WHEREAS, pursuant to the Credit Facility Agreement dated as of March 27, 1991, as amended May 24, 1991, June 28, 1991, August 30, 1991, June 30, 1992 and February 23, 1993 (as so amended, the "Original Credit Agreement"), Internationale Nederlanden Bank (formerly known as NMB Postbank Groep, the "Lender") agreed to provide funding to certain of the Original Borrowers in the aggregate principal amount of up to USD 112,000,000; and

              WHEREAS, Reading & Bates Borneo Drilling Co., Ltd., a corporation organized and existing under the laws of the State of Oklahoma ("RBB") and Reading & Bates (A) Pty. Ltd., a corporation organized and existing under the laws of Australia ("RBA"), the Original Borrowers and the Lender have restated the Original Credit Agreement in order to add RBB and RBA as Borrowers (the Original Borrowers, RBB and RBA being referred to collectively as the "Borrowers"), increase the amount of Facility E, add a new letter of credit facility and amend certain terms and covenants (the "Restated Credit Agreement"); and

              WHEREAS, the Assignor, by operation of merger, succeeded to all of the rights and obligations of New First City, Texas-Houston, N.A., the successor trustee under that certain Trust Indenture dated March 29, 1991 (the "Indenture") among the Original Borrowers and First City Texas-Houston, N.A., as trustee, pursuant to which the Assignor agreed to act on behalf of the Lender with respect to certain security interests granted by the Original Borrowers to secure their obligations under the Original Credit Agreement; and

              WHEREAS, the Assignor has assigned and the Assignee has assumed the rights and obligations of the Assignor under the terms of the Indenture pursuant to Assignment, Assumption and Amendment No. 2 to Trust Indenture dated as of the date hereof (the "Assignment of Indenture"); and

              WHEREAS, the Original Borrowers, pursuant to that certain Assignment of Drilling Contract Revenues and Earnings dated March 29, 1991, assigned certain earnings in respect of the Vessels to First City Texas-Houston, N.A., as Trustee, the terms of which were amended by Amendment No. 1 dated as of February 25, 1993 (as amended, the "Assignment of Earnings") among the Original Borrowers and Assignor; and

              WHEREAS, in order to reflect the terms and conditions of the Assignment of Indenture and the Restated Credit Agreement, the Assignor and the Original Borrowers wish to assign and the Assignee wishes to assume all of Assignor's rights and obligations under the Assignment of Earnings, and the Assignee and the Original Borrowers wish to amend the Assignment of Earnings as hereinafter follows.

              NOW THEREFORE, in consideration of the above recitals and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties agree to assign and assume the Assignment of Earnings effective as of the date hereof as follows:

                           Assignment and Assumption

        1. The Assignor hereby sells, transfers, assigns and grants absolutely and not by way of security, all of its right, title and interest and responsibilities, powers, duties, liabilities and obligations in, to and under the Assignment of Earnings to the Assignee.

        2. In connection with this Assignment, Assumption and Amendment, the Original Borrowers represent and warrant to the Assignee that the Assignment of Earnings is in full force and effect and there are no events which would constitute a default by the Original Borrowers under the terms of the Assignment of Earnings or events which would, with the passage of time or the giving of notice, constitute such an Event of Default (as defined in the Original Credit Agreement).

        3. The Assignee hereby acknowledges receipt of the Assignment of Earnings and expressly agrees to accept the position of trustee under, and be bound by, all of the terms and provisions of the Assignment of Earnings, as amended hereby.

        4. The Assignee hereby agrees to perform and comply with all of the terms and conditions of, and hereby assumes all of the right, title and interest, responsibilities, powers, duties, liabilities and obligations of the Assignor under, the Assignment of Earnings from and after the date hereof.

        5. The Assignor is hereby released and discharged from its responsibilities, powers, duties, liabilities and obligations under the Assignment of Earnings.

        6. The Assignor agrees that at any time and from time to time, upon the written request of the Assignee, the Assignor will promptly and duly execute and deliver any and all such further instruments and documents as may be reasonably necessary to effect the transfers expressly made by Assignor under this Assignment, Assumption and Amendment including, without limitation, assignments of financing statements.

                     Amendments to Assignment of Earnings

        The Borrowers and the Assignee hereby agree that the Assignment of Earnings shall be amended as follows:

        A. All references in the Assignment of Earnings to the Trustee shall mean Bank One, Texas, N.A., a national banking association with its principal place of business at 901 Travis, Houston, Texas 77002.

        B. Schedule 1 to the Assignment of Earnings is hereby amended to delete the reference to:

      "RON TAPPMEYER  597497  U.S.  Reading & Bates Exploration Co."

        C. All references in the Assignment of Earnings to the Original Credit Facility Agreement shall mean the Restated Credit Agreement.

        D. Except as specifically amended by this Assignment, Assumption and Amendment, all of the terms and provisions of the Assignment of Earnings shall remain in full force and effect.

        All capitalized terms used herein but not defined herein shall have the meanings given to them in the Assignment of Earnings.

        THIS ASSIGNMENT, ASSUMPTION AND AMENDMENT NO. 2 TO ASSIGNMENT OF DRILLING CONTRACT REVENUES AND EARNINGS SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK AND MAY NOT BE AMENDED OR CHANGED EXCEPT BY AN INSTRUMENT IN WRITING.

        IN WITNESS WHEREOF, the parties hereto have duly executed this Assignment, Assumption and Amendment No. 2 to Assignment of Drilling Contract Revenues and Earnings on the date first written above.

                                READING & BATES CORPORATION


                                By:   _______________________________
                                      Name: _________________________
                                      Title: ________________________


                                READING & BATES DRILLING CO.


                                By:   ______________________________
                                      Name:  _______________________
                                      Title: _______________________


                                READING & BATES EXPLORATION CO.


                                By:   _______________________________
                                      Name:  ________________________
                                      Title: ________________________


                                READING AND BATES, INC.

                                By:   _______________________________
                                      Name:  ________________________
                                      Title: ________________________

                                The  Assignor  executes  and  delivers this
                                Assignment,  Assumption  and  Amendment  of
                                Assignment  of  Drilling Contract  Revenues
                                and Earnings solely for the purposes of and
                                with  respect   to  the   assignments   and
                                assumptions being made hereunder and not with respect to any amendment or other matter hereunder.

                                TEXAS  COMMERCE BANK  NATIONAL ASSOCIATION,
                                as  Trustee   (Holder-Transferee  from  the
                                Receiver of NEW FIRST  CITY, TEXAS-HOUSTON,
                                N.A., successor in interest to FIRST CITY, TEXAS-HOUSTON, N.A.)

                                By:   ________________________________
                                      Name:  _________________________
                                      Title: Assistant Vice President &
                                              Corporate Trust Officer

                                BANK ONE, TEXAS, N.A., as Trustee

                                By:   _________________________________
                                      Name:  __________________________
                                      Title: __________________________